SELIGMAN
----------------
PORTFOLIOS, INC.

                                      [ART]
                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                                ----------------

                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                                                  ----------------------
                                                  SELIGMAN
                                                  PORTFOLIOS,
                                                  INC.
                                                  ----------------------
                                                  ----------------------
                                                  ----------------------

                                                                February 9, 2001

Dear Contract Owner:

   J. & W. Seligman & Co. Incorporated (Seligman), the Manager of Seligman Portfolios, Inc., is pleased to provide the enclosed report for the twelve months ended December 31, 2000. Performance and portfolio information, as well as financial statements, are contained in the pages following this letter.

   The year 2000 was a year of reversals. The collapse of the technology bubble in March 2000 and clear signs of a slowing US economy prompted investors to seek quality and value, focusing their attention on "old economy" stocks. These stocks made major share price advances, while technology and growth stocks were poor performers. For the first time since 1990, the Standard & Poor's 500 Composite Stock Index (S&P 500) posted a negative return for 2000, as did the Nasdaq Composite Index and the Dow Jones Industrial Average.

   At the root of these shifts in the investment environment was the cooling US economy, slowed by a series of interest rate increases by the Federal Reserve Board. The economy grew at a 5.6% annualized pace in the second quarter of 2000, compared with 2.2% and 1.4% in the third and fourth quarters, respectively.
Higher energy prices also played a major role in precipitating the economic downshift, eating into both corporate earnings and consumers' disposable income. The slowdown was more abrupt than many expected. Industrial production and consumer confidence both declined sharply. As a consequence, many companies missed earnings targets because profits were squeezed by higher borrowing costs and weaker demand.

   In response to this economic deterioration, the Fed lowered the federal funds rate by 0.5% to 6.0% on January 3, 2001, and by another 0.5% on January 31. This action was welcomed by investors, and, even though it did not immediately calm volatility, it will likely have a positive effect on liquidity and consumer confidence. Given the US budget surplus, the Fed has the flexibility to lower rates further, if necessary, to encourage economic growth.

   Looking ahead, we expect that economic activity will accelerate during the second half of 2001. While there are uncertainties (possible policy errors, high inventories, low consumer spending), we feel confident that there is ample reason for optimism. Energy prices should decrease because of lower demand, inflation is under control, and a federal tax cut under the new administration seems likely. On the global level, we think that central banks around the world will follow the Fed's lead and cut rates, thus providing a stimulus for growth.

   The volatility and emotion of the past year have served to reinforce several fundamental lessons of investing. The stock market works in cycles; valuation and earnings still matter; and diversification among different asset classes, investment styles, and market capitalizations is the key to long-term investment success.

   Thank you for your continued support of Seligman Portfolios, Inc. We look forward to serving your investment needs for many years to come.

                                             Respectfully,
                                             /s/ William C. Morris
                                             William C. Morris
                                             Chairman
                                             J. & W. Seligman & Co. Incorporated

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Annual Performance Overview
--------------------------------------------------------------------------------

   The following charts compare a $10,000 hypothetical investment made in Class 1 shares of each of the Portfolios of Seligman Portfolios, Inc. (with the exception of Seligman Cash Management Portfolio), for the 10-year period ended December 31, 2000, or since inception through December 31, 2000, if less than 10 years, to a $10,000 hypothetical investment made in the appropriate benchmark indices and averages for the same period. For those Portfolios that have issued Class 2 shares, the performance for Class 2 shares is not shown in the charts but is included in the tables of returns. The performances of Class 2 shares may be less than the performances of Class 1 shares, based on the difference in fees paid by shareholders and as a result of different inception dates. Accompanying each chart is a discussion of factors that affected the Portfolio during the past year.

The charts and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

Seligman Bond Portfolio

              Seligman           Lehman Bros.          Lipper Corporate Debt
Date       Bond Portfolio   Government Bond Index    BBB-Rated Funds Average
12/31/90      $10,000             $10,000                     $10,000
3/31/91       $10,233             $10,217                     $10,402
6/30/91       $10,378             $10,355                     $10,614
9/30/91       $10,921             $10,945                     $11,256
12/31/91      $11,458             $11,532                     $11,846
3/31/92       $11,260             $11,330                     $11,818
6/30/92       $11,572             $11,779                     $12,292
9/30/92       $12,083             $12,361                     $12,898
12/31/92      $12,099             $12,365                     $12,920
3/31/93       $12,485             $12,924                     $13,637
6/30/93       $12,769             $13,298                     $14,142
9/30/93       $13,086             $13,730                     $14,669
12/31/93      $13,065             $13,683                     $14,768
3/31/94       $12,690             $13,272                     $14,229
6/30/94       $12,548             $13,120                     $13,914
9/30/94       $12,651             $13,175                     $14,029
12/31/94      $12,622             $13,221                     $14,005
3/31/95       $13,058             $13,844                     $14,664
6/30/95       $13,956             $14,703                     $15,781
9/30/95       $14,242             $14,963                     $16,177
12/31/95      $15,043             $15,647                     $16,956
3/31/96       $14,539             $15,293                     $16,587
6/30/96       $14,481             $15,366                     $16,680
9/30/96       $14,625             $15,625                     $17,063
12/31/96      $15,057             $16,081                     $17,715
3/31/97       $14,951             $15,951                     $17,608
6/30/97       $15,438             $16,504                     $18,344
9/30/97       $15,925             $17,057                     $19,059
12/31/97      $16,410             $17,623                     $19,532
3/31/98       $16,570             $17,889                     $19,881
6/30/98       $17,035             $18,362                     $20,273
9/30/98       $17,804             $19,377                     $20,585
12/31/98      $17,756             $19,361                     $20,730
3/31/99       $17,328             $19,085                     $20,632
6/30/99       $16,986             $18,922                     $20,357
9/30/99       $17,038             $19,047                     $20,360
12/31/99      $17,070             $18,927                     $20,364
3/31/2000     $17,308             $19,561                     $20,735
6/30/2000     $17,564             $19,868                     $20,813
9/30/2000     $18,040             $20,415                     $21,360
12/31/2000    $18,698             $21,434                     $21,985

                                       Average Annual Total Returns+
                                       One Yr.   Five Yrs.   Ten Yrs.
                                       -------   ---------   --------
     Seligman Bond Portfolio-Class 1    10.25%     4.45%      6.46%
     Lehman Brothers
       Government Bond Index            13.24      6.49       7.92
     Lipper Corporate Debt BBB-Rated
       Funds Average                     7.96      5.33       8.20

   Over the past year and a half, the Federal Reserve Board's series of interest rate hikes had pushed short-term rates higher. Yields for long-term government bonds, however, fell in spite of the Fed's actions, making these bonds one of the best-performing asset classes of 2000, outpacing both domestic stocks and corporate bonds.

   The primary reason for this outperformance was the substantial decrease in the issuance of new Treasury debt. The growing US budget surplus allowed the government to borrow less money through new bond issuance and even to buy back outstanding bonds. While supply was falling, demand was increasing as a result of the heightened risk aversion adopted by investors in 2000, as they moved away from technology stocks and sought safer harbors. US government bonds were a clear choice for many such investors. Demand for long-term bonds was so great that their yields actually fell below those of shorter-term securities.

   During this period, we kept the Portfolio's duration slightly shorter than that of its benchmark. Since longer-term government bonds offered such low relative yields, we pursued the generally higher yields that were available on shorter-term bonds.

   Our outlook for long-term-US government bonds is positive. Over the coming year, the growing US budget surplus should continue to allow the government to reduce the size and frequency of new debt issuance and buy back more bonds. The Fed surprised markets on January 3, 2001 with a 50-basis point reduction in the federal funds rate, then cut rates by another 50 basis points on January 31. We expect additional rate cuts in 2001, an atmosphere which should benefit Seligman Bond Portfolio.

Seligman Capital Portfolio

               Seligman          Russell MidCap      Lipper Multi Cap
Date        Capital Portfolio    Growth Index     Growth Funds Average
12/31/90        $10,000            $10,000             $10,000
3/31/91         $11,986            $12,308             $12,265
6/30/91         $12,146            $12,117             $12,099
9/30/91         $13,624            $13,111             $13,429
12/31/91        $15,905            $14,704             $14,973
3/31/92         $14,847            $14,255             $14,757
6/30/92         $13,753            $13,592             $13,842
9/30/92         $14,802            $14,320             $14,268
12/31/92        $16,986            $15,984             $16,254
3/31/93         $17,546            $16,127             $16,417
6/30/93         $17,236            $16,129             $16,935
9/30/93         $18,376            $17,216             $18,266
12/31/93        $18,965            $17,772             $18,582
3/31/94         $18,369            $17,221             $17,892
6/30/94         $16,757            $16,464             $16,873
9/30/94         $18,280            $17,632             $18,254
12/31/94        $18,094            $17,387             $18,196
3/31/95         $19,219            $19,267             $19,471
6/30/95         $20,373            $20,814             $21,520
9/30/95         $22,211            $22,864             $24,020
12/31/95        $23,010            $23,294             $24,545
3/31/96         $24,553            $24,797             $26,010
6/30/96         $26,235            $25,724             $27,626
9/30/96         $26,868            $26,599             $28,494
12/31/96        $26,349            $27,367             $28,933
3/31/97         $25,296            $26,368             $27,102
6/30/97         $28,752            $30,250             $31,475
9/30/97         $32,126            $34,482             $36,077
12/31/97        $31,964            $33,534             $34,581
3/31/98         $35,531            $37,538             $39,168
6/30/98         $36,414            $37,516             $39,764
9/30/98         $29,385            $31,254             $33,784
12/31/98        $39,056            $39,527             $42,808
3/31/99         $37,873            $40,879             $45,521
6/30/99         $42,284            $45,139             $49,652
9/30/99         $41,364            $42,877             $49,331
12/31/99        $59,885            $59,801             $69,426
3/31/2000       $72,613            $72,431             $80,028
6/30/2000       $77,048            $67,064             $75,403
9/30/2000       $87,221            $68,754             $78,109
12/31/2000      $64,975            $52,769             $62,241

                                Average Annual Total Returns+
                              --------------------------------
                                Since
                              Inception   One   Five     Ten
                              8/30/00*   Year  Years    Years
                              --------------------------------
Seligman Capital Portfolio:
   Class 1.......               n/a      8.50%  23.07%  20.58%
   Class 2.......            (22.15)%     n/a     n/a     n/a
Lipper Multi Cap Growth
   Funds Average.            (23.78)** (10.35)  20.45   20.06
Russell Midcap
   Growth Index              (27.00)** (11.75)  17.77   18.10
*  Not annualized.
** From August 31, 2000.

   As the year began, the economy continued to grow strongly, despite several interest-rate increases by the Federal Reserve Board, prompting investors to fear more aggressive action from the Fed. At the same time, energy prices were soaring, which,

--------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. See footnote on page P-10.

                                    -- P-1 --

                            Seligman Portfolios, Inc.

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Annual Performance Overview (continued)
--------------------------------------------------------------------------------
Seligman Capital Portfolio (continued)

together with higher interest rates, adversely affected corporate profits. This uncertain environment affected growth stocks, particularly technology stocks, to the greatest degree, as evidenced by the 54% peak-to-trough decline of the technology-heavy Nasdaq Composite Index in 2000. Mid-cap growth stocks held up somewhat better than large-cap growth stocks, but experienced a great deal of volatility over the course of the year, as the US economy slowed more quickly than most had expected.

   The Portfolio was slightly overweighted in health care during 2000, which typically performs well in an economic slowdown, and that overweighting helped overall performance. The Portfolio's overweighting in finance also helped, and individual stock selection in this sector proved important. Aided by the opportunities created by deregulation, the Portfolio's exposure to utilities also positively affected performance. Not surprisingly, technology, which represents more than one-half of the Portfolio's total assets, hurt performance. However, the Portfolio reduced its weighting in business-to-business Internet stocks during the middle of the year, which enabled us to avoid significant losses.

   Going forward, we plan to begin underweighting health care and utilities, while continuing to emphasize the consumer area, and retaining our overweighting in financials; this last group should benefit in 2001 from falling interest rates. Technology will remain a substantial portion of the Portfolio. Now that the economy has slowed and some of the excesses have been taken out of the market, we believe the economy is poised for eventual moderate acceleration. The Fed's interest rate cuts on January 3 and January 31 gave the market some much-needed confidence that the Fed will act to keep the economy growing. However, until it becomes clear that the economy will indeed be able to avoid recession, investors are likely to remain cautious. We, therefore, see the first half of 2001 as a buying opportunity, and believe that much of the year's gains will come during the second half of the year.

Seligman Common Stock Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

              Seligman     Lipper Growth & Income
Date      Common Portfolio     Funds Average      S&P 500
12/31/90      $10,000            $10,000          $10,000
3/31/91       $11,788            $11,293          $11,453
6/30/91       $11,675            $11,401          $11,427
9/30/91       $12,487            $12,109          $12,038
12/31/91      $13,316            $12,783          $13,047
3/31/92       $13,569            $12,841          $12,717
6/30/92       $13,461            $13,187          $12,958
9/30/92       $14,012            $13,542          $13,366
12/31/92      $14,932            $14,125          $14,039
3/31/93       $15,468            $15,054          $14,652
6/30/93       $15,631            $15,255          $14,724
9/30/93       $16,023            $15,883          $15,104
12/31/93      $16,715            $16,125          $15,454
3/31/94       $16,034            $15,546          $14,869
6/30/94       $16,313            $15,703          $14,931
9/30/94       $16,737            $16,322          $15,661
12/31/94      $16,722            $15,975          $15,658
3/31/95       $17,923            $17,265          $17,183
6/30/95       $19,052            $18,415          $18,824
9/30/95       $20,241            $19,689          $20,321
12/31/95      $21,283            $20,901          $21,544
3/31/96       $22,744            $21,860          $22,701
6/30/96       $23,778            $22,464          $23,720
9/30/96       $24,233            $23,024          $24,453
12/31/96      $25,556            $24,748          $26,493
3/31/97       $25,845            $25,225          $27,203
6/30/97       $29,136            $28,478          $31,952
9/30/97       $31,335            $30,861          $34,345
12/31/97      $31,003            $31,685          $35,332
3/31/98       $34,583            $34,903          $40,261
6/30/98       $35,078            $34,496          $41,589
9/30/98       $32,317            $31,051          $37,451
12/31/98      $38,492            $35,138          $45,428
3/31/99       $39,421            $34,896          $47,690
6/30/99       $42,603            $38,237          $51,053
9/30/99       $39,256            $34,933          $47,862
12/31/99      $43,552            $36,358          $54,984
3/31/2000     $39,907            $36,017          $56,243
6/30/2000     $43,447            $35,624          $54,747
9/30/2000     $42,949            $37,759          $54,216
12/31/2000    $38,967            $38,757          $49,976

                              Average Annual Total Returns+
                              One Yr.  Five Yrs.  Ten Yrs.
                              -------  ---------  --------
     Seligman Common Stock
      Portfolio-Class 1       (10.53)%   12.86%    14.57%
     Lipper Equity Income
      Funds Average             6.40     13.15     14.51
     S&P 500                   (9.11)    18.33     17.46

   The Federal Reserve Board's interest rate increases ultimately succeeded in slowing the US economy, which began to decelerate rapidly in the third quarter of 2000. High borrowing costs and soaring energy prices negatively impacted corporate profits, while many companies' earnings fell short of investor expectations. Manu facturing output fell sharply. The Fed responded by cutting interest rates 0.5% on January 3, 2001, then by another 0.5% on January 31. These moves have helped to steady the markets.

   Market volatility was pronounced in 2000, especially among technology and other stocks which had dominated the market in 1999. The technology-heavy Nasdaq Composite Index ended the year down 39.26%, and the S&P 500 declined by 9.11%. Investors worried about the ability of companies to continue growing in an environment of higher interest rates and a slowing economic expansion.

   "Old economy" stocks performed very well in 2000, and the Portfolio's overweightings in finance, energy, health care, and utilities were all positive contributors to performance. The Portfolio's focus on natural gas over electricity also helped our results. The Portfolio's exposure to technology clearly detracted from performance in 2000, but we believe that technology will produce the biggest growth areas over the long term. The Portfolio has repositioned itself to focus more on capital appreciation. This hurt performance in 2000, but we expect that shareholders will benefit over the long term in the form of higher total returns.

   We expect the first two quarters of 2001 to be marked by continued volatility and weak corporate profits. The Fed has already cut rates and will likely do so again, and this should help market sentiment and move the economy toward a resumption of growth in the second half of 2001. The Portfolio is positioning itself to take advantage of this expected economic upturn by focusing on early-cycle stocks, such as semiconductors, retailers, and media stocks, which typically perform well as the economy emerges from a slowdown. We believe that the excess speculation in the markets has finally diminished, and that investors have returned to fundamentals, a development that can only serve to benefit Seligman Common Stock Portfolio.

---------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. See footnote on page P-10.

                                    -- P-2 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Seligman Communications and Information Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

              Seligman          Lipper Science &                 H&Q Technology
Date        C&I Portfolio   Technology Funds Average   S&P 500    Funds Index
10/11/94        $10,000            $10,000             $10,000      $10,000
12/31/94        $10,440            $10,625             $ 9,998      $11,095
3/31/95         $11,030            $11,463             $10,972      $12,414
6/30/95         $14,690            $13,903             $12,020      $15,474
9/30/95         $16,950            $15,914             $12,975      $17,478
12/31/95        $14,464            $15,231             $13,756      $16,541
3/31/96         $13,618            $15,508             $14,495      $16,851
6/30/96         $13,993            $16,706             $15,146      $18,040
9/30/96         $15,139            $17,935             $15,614      $19,139
12/31/96        $15,739            $18,779             $16,916      $20,513
3/31/97         $14,271            $16,954             $17,369      $19,543
6/30/97         $16,961            $20,074             $20,402      $23,512
9/30/97         $22,018            $23,821             $21,930      $28,485
12/31/97        $19,237            $20,983             $22,560      $23,996
3/31/98         $22,103            $24,668             $25,707      $29,054
6/30/98         $21,765            $25,656             $26,555      $29,740
9/30/98         $18,105            $22,906             $23,913      $26,424
12/31/98        $26,256            $32,401             $29,007      $37,289
3/31/99         $26,715            $38,212             $30,451      $40,597
6/30/99         $31,755            $43,557             $32,598      $48,066
9/30/99         $33,624            $46,881             $30,561      $50,797
12/31/99        $48,787            $76,534             $35,108      $83,124
3/31/2000       $56,991            $91,139             $35,912      $93,755
6/30/2000       $51,144            $81,707             $34,957      $84,051
9/30/2000       $43,250            $80,556             $34,618      $82,513
12/31/2000      $31,133            $51,130             $31,911      $53,601

                                   Average Annual Total Returns+
                                 Class 2                   Class 1
                                  Since                     Since
                                Inception    One   Five   Inception
                                 5/1/00*     Yr.    Yrs.  10/11/94
                                -----------------------------------
Seligman Communications
and Information Portfolio:
  Class 1                         n/a     (36.19)% 16.57%  20.01%
  Class 2                      (44.40)%      n/a     n/a     n/a
H&Q Technology Funds Index     (35.91)**  (35.52)  26.51   30.81++
Lipper Science &
  Technology Funds
  Average                       (35.82)** (33.19)  27.41   29.79++
S&P 500 Index                    (8.38)**  (9.11)  18.33   20.40++
*  Not annualized.
** From April 30, 2000. ++ From September 30, 1994.

   The year 2000 was a discouraging one for technology investors. After returning a record-breaking 86% in 1999, the Nasdaq Composite Index (a technology-heavy stock index) delivered its worst-ever performance in 2000, with a loss of 39%. This correction occurred due to a confluence of events. Since June 1999, the Federal Reserve Board had been moving toward a tighter monetary policy. As credit contracted, liquidity was drained from the market. High-tech start-ups, which had easily found financing in 1998 and 1999, were suddenly faced with less-forgiving credit and capital markets. As these companies faltered, investor confidence wavered, and even companies with strong fundamentals were cast aside. We believe, however, that the Fed's recent rate cuts should improve the investment environment for technology.

   While no area of technology was spared the effects of this correction, the Portfolio fortunately had almost no exposure to the Internet sector, one of the worst-hit areas. We had maintained for some time that many of these companies were highly speculative due to their lack of earnings and the inability to predict future earnings. In 1999, our decision to exclude this group hurt the Portfolio's returns, but in 2000, we were gratified that we maintained our standards for evaluating securities for the Portfolio.

   At year-end, the Portfolio's largest industry weighting was semiconductors, and its third largest was electronics capital equipment. For the first eight months of the year, stocks in these sectors held up well, and these large weightings benefited performance. However, in September, these stocks declined significantly, and the Portfolio's heavy exposure to these areas hurt overall performance for the year. The Portfolio also suffered from its exposure to consulting and information services companies. When dot-com companies faltered, this sector declined with them because so many of their customers are dot-coms.

   Looking ahead, over the short term, we think the economy will continue to moderate. We believe that Seligman Communications and Information Portfolio, which builds its portfolio based on fundamental factors such as earnings and cash flow, should do well in a more moderate economic growth environment.

Seligman Frontier Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

               Seligman
Date      Frontier Portfolio   Russell 2000 Growth Index   Russell 2000 Index   Lipper Small Cap Growth Funds Average
10/11/94        $10,000                 $10,000                 $10,000                        $10,000
12/31/94        $10,580                 $ 9,926                 $ 9,813                        $10,036
3/31/95         $11,300                 $10,470                 $10,265                        $10,660
6/30/95         $12,260                 $11,509                 $11,227                        $11,680
9/30/95         $13,780                 $12,817                 $12,336                        $13,253
12/31/95        $14,101                 $13,007                 $12,604                        $13,598
3/31/96         $15,443                 $13,753                 $13,247                        $14,608
6/30/96         $17,065                 $14,557                 $13,909                        $16,006
9/30/96         $17,731                 $14,433                 $13,957                        $16,280
12/31/96        $17,476                 $14,470                 $14,682                        $16,204
3/31/97         $15,855                 $12,952                 $13,923                        $14,575
6/30/97         $19,203                 $15,226                 $16,180                        $17,306
9/30/97         $21,455                 $17,802                 $18,588                        $20,335
12/31/97        $20,331                 $16,343                 $17,965                        $19,024
3/31/98         $22,650                 $18,284                 $19,773                        $21,453
6/30/98         $22,044                 $17,235                 $18,851                        $20,639
9/30/98         $16,839                 $13,381                 $15,053                        $16,224
12/31/98        $20,034                 $16,544                 $17,508                        $20,330
3/31/99         $16,324                 $16,267                 $16,559                        $19,704
6/30/99         $18,823                 $18,666                 $19,134                        $22,749
9/30/99         $18,115                 $17,747                 $17,925                        $23,017
12/31/99        $23,358                 $23,673                 $21,232                        $32,268
3/31/2000       $25,213                 $25,870                 $22,735                        $37,863
6/30/2000       $24,312                 $23,964                 $21,876                        $36,199
9/30/2000       $23,255                 $23,012                 $22,118                        $36,274
12/31/2000      $19,661                 $18,364                 $20,590                        $30,381

                                          Average Annual Total Returns+
                                                                           Since
                                        One Yr.   Five Yrs.  Inception
                                        -------   ---------  ---------
Seligman Frontier Portfolio-Class 1    (15.83)%    6.87%      11.47%
Lipper Small Cap Growth Funds Average   (5.85)    17.44       19.43*
Russell 2000 Growth Index              (22.43)     7.14       10.22*
Russell 2000 Index                      (3.02)    10.31       12.25*
*From September 30, 1994.

   For most of 2000, small-cap growth stocks suffered from the general uncertainty that has plagued investors since the major correction in the Nasdaq Composite Index in March. Technology stocks suffered most in this environment, as investors worried that these companies could not continue to grow in a slowing economy with higher borrowing costs.

   In 2000, Seligman Frontier Portfolio increased its emphasis on growth. As a result, approximately 65% of the Portfolio's assets now consists of technology, health

--------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. See footnote on page P-10.

                                    -- P-3 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Annual Performance Overview (continued)
--------------------------------------------------------------------------------

Seligman Frontier Portfolio (continued)

care, and telecommunications companies. Despite a difficult year for technology and telecom, we believe that these sectors still contain a great number of dynamic companies that are growing quickly and have substantial momentum in their businesses. We are cautious, however, and think that our main challenge will be to continue to pick individual stocks wisely.

   We added to the software sector in order to participate in the growth of the Internet without investing in pure dot-com companies, which are more risky. We favor software companies that help other companies utilize the Internet as a business tool. Within telecommunications, our focus is on the wireless services area. We feel positive about wireless because of the great potential of the wireless Web; we think this service will prove very popular, and it should be a source of increased revenue for companies already offering wireless phone service. Our health care holdings performed strongly this year. We are still optimistic about this sector.

   Given the two recent rate cuts by the Federal Reserve Board, we are enthusiastic about the small-cap sector in 2001. We believe it is positioned for success because small-cap earnings have been growing quickly, and because small-cap valuations are quite compelling relative to large-cap stocks. We expect the US economy to pick up steam again in the second half of 2001, providing a nurturing environment for dynamic companies with strong management and earnings momentum.

Seligman Global Growth Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

           Seligman Global Growth
Date       Opportunities Portfolio   Lipper Global Funds Avg.   MSCI World Index
5/1/96            $10,000                    $10,000                $10,000
6/30/96           $10,010                    $10,125                $10,062
9/30/96           $ 9,810                    $10,245                $10,207
12/31/96          $ 9,922                    $10,740                $10,687
3/31/97           $10,022                    $10,830                $10,730
6/30/97           $11,274                    $12,169                $12,357
9/30/97           $11,694                    $12,823                $12,723
12/31/97          $11,169                    $12,200                $12,422
3/31/98           $13,022                    $13,885                $14,214
6/30/98           $13,326                    $13,974                $14,515
9/30/98           $11,422                    $11,920                $12,788
12/31/98          $13,581                    $14,063                $15,502
3/31/99           $14,366                    $14,460                $16,068
6/30/99           $15,527                    $15,569                $16,849
9/30/99           $15,965                    $15,414                $16,612
12/31/99          $20,710                    $19,107                $19,430
3/31/2000         $21,869                    $19,918                $19,641
6/30/2000         $20,130                    $18,972                $18,958
9/30/2000         $20,835                    $18,403                $18,019
12/31/2000        $17,442                    $17,081                $16,918

                                         Average Annual Total Returns+
                                                             Since
                                                One Yr.    Inception
                                                -------    ---------
     Seligman Global Growth Portfolio-Class 1   (15.78)%    12.65%
     Lipper Global Funds Average                (10.61)     12.14*
     MSCI World Index                           (12.92)     11.93*
     *From April 30, 1996.

   The past year proved challenging for Seligman Global Growth Portfolio, as stock market returns in the US and abroad have been, for the most part, weak. Growth and technology stocks suffered in 2000 after the technology-heavy Nasdaq Composite Index fell precipitously beginning in March. The Nasdaq Index finished the year down almost 40%. The US economy slowed appreciably in 2000, with GDP growth, corporate earnings, and stock prices for many companies experiencing major declines. GDP growth in the fourth quarter was the slowest in five years. However, even during this volatile year, the Portfolio's performance was helped by strategic sector weightings in optical equipment and specialty pharmaceuticals.

   The Portfolio currently dedicates about two-thirds of its assets to overseas companies, predominantly in Continental Europe, while maintaining an underweighted position in the United States. We strive to identify companies that compare favorably on a global basis, not just within their own countries. We feel very positive about Europe because of strong growth in the region, stable inflation, good current account balances, and less trade dependence than the UK on the slowing US economy. The euro has been weak versus the dollar since its introduction two years ago, and this negatively impacted the Portfolio's performance. However, the euro rallied 12% over the last five weeks of 2000. We believe the currency will continue to strengthen on the basis of Europe's fundamentals and growing investor confidence in the euro's viability.

   The health care component of the Portfolio added significantly to performance in 2000. We focused our attention on large-cap and specialty pharmaceutical stocks, which include several high-quality companies growing at a rapid pace. Another theme within the health care sector, which will play an increasing role in the Portfolio, is biotechnology. This is an exciting area because of the mapping of human genomes and the flood of new biotech products on the market. We are focusing on the companies with what we believe are the best product pipelines.

   We think PDAs (Personal Digital Assistants) are poised for growth on the consumer side. Consumers are in the early adoption cycle for these products, and market penetration is currently very low, providing a tremendous opportunity. The Portfolio owns stock in both the hardware and software companies associated with this area.

   Growth has clearly slowed, both in the US and abroad, but we do not expect it to stop. Global productivity gains are helping companies to stay competitive, and inflation is in check. While we do expect companies to scale back their capital expen-

------------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. See footnote on page P-10.

                                    -- P-4 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Seligman Global Growth Portfolio (continued)

ditures and consumer spending to abate somewhat, we think the economy will reaccelerate in the second half of 2001, helped by the Federal Reserve's willingness to cut interest rates (two 0.5% cuts in January 2001) and by a likely across-the-board federal tax cut.

Seligman Global Smaller Companies Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

                         Seligman
Date        Global Smaller Companies Portfolio   Lipper Global Small Cap Funds Avg.   Salomon Bros World EM Index
10/11/94                 $10,000                            $10,000                            $10,000
12/31/94                 $10,353                            $ 9,649                            $ 9,724
3/31/95                  $10,594                            $ 9,585                            $ 9,997
6/30/95                  $10,886                            $10,373                            $10,404
9/30/95                  $11,860                            $11,322                            $11,110
12/31/95                 $12,152                            $11,333                            $11,352
3/31/96                  $13,246                            $12,134                            $11,969
6/30/96                  $14,589                            $12,916                            $12,460
9/30/96                  $14,464                            $12,818                            $12,459
12/31/96                 $14,421                            $13,098                            $12,774
3/31/97                  $14,196                            $12,892                            $12,396
6/30/97                  $15,810                            $14,253                            $13,793
9/30/97                  $16,023                            $14,984                            $14,658
12/31/97                 $14,915                            $13,727                            $13,844
3/31/98                  $17,260                            $15,635                            $15,649
6/30/98                  $17,329                            $15,348                            $15,285
9/30/98                  $14,433                            $12,162                            $12,651
12/31/98                 $15,897                            $13,977                            $14,665
3/31/99                  $14,531                            $13,909                            $14,306
6/30/99                  $16,235                            $15,657                            $15,857
9/30/99                  $16,971                            $15,924                            $15,560
12/31/99                 $20,402                            $20,981                            $17,947
3/31/2000                $22,445                            $23,815                            $19,324
6/30/2000                $20,857                            $22,046                            $18,775
9/30/2000                $20,192                            $21,792                            $18,769
12/31/2000               $17,418                            $19,322                            $17,538

                                            Average Annual Total Returns+
                                                                           Since
                                            One Yr.  Five Yrs.  Inception
                                            -------  ---------  ---------
     Seligman Global Smaller
       Companies Portfolio-Class 1          (14.63)%   7.46%      9.32%
     Lipper Global Small Cap Funds Average   (7.91)   11.26      11.10*
     Salomon Smith Barney EM Index World     (2.28)    9.09       9.40*
     *From September 30, 1994.

   There was tremendous turmoil in equity markets during the past year, as the US economy slowed dramatically toward year-end. It was a difficult year for technology in particular, as the technology-heavy Nasdaq Composite Index suffered a major correction in March. While markets stabilized over the summer, concerns about corporate growth and profitability and higher interest rates emerged again in the third and fourth quarters. A number of high-profile profit warnings caused the technology sector to fall further as investors became more risk-averse. The Portfolio's performance this year was negatively impacted by continued sharp declines in the prices of technology stocks. The euro continued to weaken against a strong US dollar, despite interventions by the European Central Bank and other world banks, although it rebounded toward the end of 2000.

   The Portfolio did not change its asset allocation significantly during the period under review. We continued to focus on stocks with visible earnings growth, credible products, and solid management teams. Compared with its benchmark, the Portfolio is slightly underweighted in the US, slightly overweighted in Europe and the Pacific, and neutral in Japan.

   The US represents roughly one-half of the Portfolio's assets. We have added to the software sector in order to participate in the growth of the Internet without investing in pure dot-com companies, which are more risky and which experienced many problems in 2000. The Portfolio's software companies help other companies do business over the Web and better utilize the Web as a business tool. We believe that the Internet is now an integral component of the US economy, despite this year's volatility in technology stocks and despite cooling economic growth. We have also continued to add to the Portfolio's telecommunications holdings, with our focus remaining on the wireless services area, which has grown rapidly and should continue to grow.

   The Fund's UK holdings are concentrated in computer software and business services, two sectors which we expect will see continued earnings growth. Continental Europe continues to boast a number of dynamic and rapidly-growing companies, and it represents more than 20% of the Portfolio. The euro, which has been weak against the US dollar since its introduction two years ago, has strengthened, rallying 12% in the final five weeks of 2000, as investors were lured back to Europe by its compelling valuations and attractive economic fundamentals.

   The Portfolio's third largest country weighting (following the US and the UK, respectively) was Japan. While Japanese stocks have not performed well in recent years, we believe its economy will improve. In Japan, we reduced our exposure to manufacturing and cyclical stocks, and increased our weighting in the service sectors. We believe the Japanese economy will shift from being manufacturing-driven to consumer-driven, and, as it does, we expect this reallocation to be rewarded. Additionally, we expect economic growth in China will continue to strengthen, boosting the Portfolio's Pacific holdings.

   While we feel the current stock market weakness could continue, we expect markets will recover some of the ground that was lost in 2000, helped by the Federal Reserve Board's recent rate reductions. We think that central banks around the world will follow the Fed's lead. We remain enthusiastic about small-cap stocks for a number of reasons. The slower earnings growth expected for large-cap stocks will serve to highlight the better earnings outlook for small-cap stocks. Further, valuations of small-cap stocks remain quite compelling. In Europe and the UK, we believe the structural case for small-caps remains unchanged. The economic cycle continues to be favorable in Europe, and the valuations of small-caps there remain lower than those of large-caps. New issues could provide some attractive opportunities as market sentiment improves.

------------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. See footnote on page P-10.

                                    -- P-5 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Annual Performance Overview (continued)
--------------------------------------------------------------------------------

Seligman Global Technology Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

           Seligman Global                                 Lipper Science &
Date    Technology Portfolio  Lipper Global Funds Avg.   Technology Funds Avg.   MSCI World Index   H&Q Technology Index
5/1/96          $10,000              $10,000                   $10,000               $10,000             $10,000
6/30/96         $ 9,860              $10,125                   $ 9,702               $10,062             $ 9,407
9/30/96         $ 9,970              $10,245                   $10,416               $10,207             $ 9,980
12/31/96        $10,401              $10,740                   $10,906               $10,687             $10,697
3/31/97         $ 9,957              $10,830                   $ 9,846               $10,730             $10,191
6/30/97         $11,328              $12,169                   $11,658               $12,357             $12,260
9/30/97         $13,525              $12,823                   $13,834               $12,723             $14,853
12/31/97        $12,432              $12,200                   $12,186               $12,422             $12,512
3/31/98         $14,803              $13,885                   $14,326               $14,214             $15,150
6/30/98         $15,108              $13,974                   $14,900               $14,515             $15,508
9/30/98         $12,761              $11,920                   $13,303               $12,788             $13,779
12/31/98        $17,007              $14,063                   $18,817               $15,502             $19,444
3/31/99         $17,928              $14,460                   $22,192               $16,068             $21,169
6/30/99         $21,464              $15,569                   $25,296               $16,849             $25,064
9/30/99         $23,724              $15,414                   $27,226               $16,612             $26,488
12/31/99        $37,211              $19,107                   $44,448               $19,430             $43,345
3/31/2000       $43,875              $19,918                   $52,930               $19,641             $48,888
6/30/2000       $39,356              $18,972                   $47,452               $18,958             $43,828
9/30/2000       $35,556              $18,403                   $46,784               $18,019             $43,026
12/31/2000      $28,375              $17,081                   $29,694               $16,918             $27,950

                                   Average Annual Total Returns+
                                      Class 2           Class 1
                                       Since             Since
                                     Inception   One    Inception
                                      5/1/00*    Yr.     5/1/96
                                     ----------------------------
Seligman Global
Technology Portfolio:
  Class 1                               n/a     (23.75)% 25.02%
  Class 2                            (25.99)%     n/a      n/a
H&Q Technology Index                 (35.91)**  (35.52)  24.64++
Lipper Global Funds Average           (9.08)**  (10.61)  12.14++
Lipper Science &  Technology
  Funds Average                      (35.82)**  (33.19)  26.22++
MSCI World Index                     (10.07)**  (12.92)  11.93++
*  Not annualized.
** From April 30, 2000. ++ From April 30, 1996.

   Technology stocks experienced a setback in March 2000, with a major correction in the Nasdaq Composite Index leading to a record 54% peak-to-trough plunge by year-end. Investors worried about the ability of tech companies to continue to grow in an atmosphere of higher interest rates and slowing growth. We believe that valuations and expectations are now at realistic levels, a trend that should be positive for technology as the US economy reaccelerates in the second half of 2001, something we think is likely.

   We favor companies offering key software and services that enable other companies to harness the potential of the Internet, thereby making them more productive and capital-efficient. We expect capital spending to slow in the first half of 2001, but we think businesses will still purchase software and services to optimize the capital they have already invested. Within this theme, the Portfolio focuses on companies with proprietary technology, strong market share and profitability, and rapid growth.

   The Portfolio was overweighted in US technology stocks, continuing to stay focused on software and services and semiconductors, while being cautious about telecommunications. The weakness of the euro in 2000 hurt the Portfolio's performance, since almost one-third of its investments are euro-denominated. This translation effect was also felt by US technology companies with European operations, whose earnings were negatively impacted. However, currency and interest rate fluctuations are starting to moderate, and the euro has regained some of its value compared to the US dollar. The Portfolio is currently underweighted in Continental Europe and the UK because growth in those countries has been slower than expected.

   Our outlook for global technology is cautiously optimistic. We are concerned about a slowdown in capital spending and how it would impact the technology sector, but, overall, we think there are still many areas of accelerating growth where valuations have become much more attractive. Our focus will remain on good stock selection.

Seligman High-Yield Bond Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

        Seligman High-Yield           Merrill Lynch          High Current Yield
Date       Bond Portfolio        High-Yield Master Index         Funds Avg.
5/1/95        $10,000                   $10,000                  $10,000
6/30/95       $10,030                   $10,391                  $10,257
9/30/95       $10,300                   $10,694                  $10,578
12/31/95      $10,737                   $11,049                  $10,893
3/31/96       $11,126                   $11,211                  $11,199
6/30/96       $11,341                   $11,364                  $11,421
9/30/96       $11,872                   $11,808                  $11,956
12/31/96      $12,307                   $12,272                  $12,388
3/31/97       $12,252                   $12,400                  $12,480
6/30/97       $13,022                   $12,990                  $13,151
9/30/97       $13,824                   $13,497                  $13,856
12/31/97      $14,164                   $13,846                  $14,057
3/31/98       $14,820                   $14,232                  $14,660
6/30/98       $14,987                   $14,471                  $14,723
9/30/98       $13,925                   $13,953                  $13,643
12/31/98      $14,309                   $14,354                  $14,031
3/31/99       $14,506                   $14,510                  $14,437
6/30/99       $14,335                   $14,607                  $14,547
9/30/99       $13,914                   $14,424                  $14,318
12/31/99      $14,201                   $14,579                  $14,683
3/31/2000     $13,920                   $14,316                  $14,486
6/30/2000     $13,920                   $14,406                  $14,445
9/30/2000     $13,846                   $14,602                  $14,324
12/31/2000    $12,934                   $14,028                  $13,414

                                                Average Annual Total Returns+
                                                                           Since
                                                One Yr.  Five Yrs.  Inception
                                                -------  ---------  ---------
     Seligman High-Yield Bond Portfolio-Class 1 (8.93)%    3.79%      4.64%
     Lipper High Current Yield                  (8.64)     4.25       5.31*
     Merrill Lynch High Yield Master Index      (3.79)     4.89       6.15*
     *From April 30, 1995.

   Tight monetary policy during the first half of 2000 negatively impacted returns, but kept inflation at bay. However, the Federal Reserve's bias toward tightening also led to a slowing of growth; this, in turn, increased many high-yield investors' fear of defaults. October and November of 2000 were among the worst months in the high-yield market since 1991. The market rebounded in December 2000 in anticipation of easing by the Fed, and in reaction to the long-awaited resolution of the US presidential contest.

------------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. See footnote on page P-10.

                                    -- P-6 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Seligman High-Yield Bond Portfolio (continued)

   The flight to quality in 2000 was evidenced by the more than $10 billion in outflows from high-yield mutual funds. These outflows, combined with a reduced, but still active, new issue market, created a supply-and-demand imbalance. The past year was a buyer's market, leading to lower bond prices and higher yield spreads between high-yield bonds and US Treasury bonds of similar maturities. We believe that these yield spreads (the highest in a decade) represent a compelling investment opportunity for high-yield investors.

   We continued to build the Portfolio's core holdings, with our primary focus being on cable television, communications infrastructure, printing and publishing, telecommunications, and wireless telephony. We reduced our exposure to the increasingly unpredictable consumer sector, and also reduced our exposure to the Internet. We increased our exposure to utilities, communications infrastructure, and interest-rate sensitive securities.

   The sectors we are focusing on right now are growth areas such as telecommunications and media companies. Given the current economic downturn, we are avoiding the deep cyclicals, such as paper and automotive suppliers.

   We are very enthusiastic about the opportunities currently available in the high-yield bond market. Yield spreads are nearly double their historical averages. The Fed's current bias toward easing credit should lift most fixed income products. High-yield bonds could potentially benefit the most from lower rates, because investors are unlikely to be satisfied if short-term rates fall to 4.5% or less; they will likely look to the high-yield bond market for higher return potential. Also significant for the high-yield market, the Fed's stimulation of the economy through increased money supply should boost the cash flow of many high-yield issuers, increasing their attractiveness to investors.

Seligman Income Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

                Seligman           Lehman Bros.     Lipper Income
Date        Income Portfolio  Aggregate Bond Index  Funds Average     S&P 500
12/31/2090      $10,000             $10,000            $10,000        $10,000
3/31/91         $11,126             $10,280            $10,946        $11,453
6/30/91         $11,589             $10,447            $11,052        $11,427
9/30/91         $12,537             $11,040            $11,837        $12,038
12/31/91        $13,089             $11,600            $12,525        $13,047
3/31/92         $13,264             $11,451            $12,554        $12,717
6/30/92         $13,962             $11,914            $12,954        $12,958
9/30/92         $14,474             $12,426            $13,424        $13,366
12/31/92        $15,146             $12,460            $13,747        $14,039
3/31/93         $15,971             $12,974            $14,571        $14,652
6/30/93         $16,410             $13,318            $14,899        $14,724
9/30/93         $16,902             $13,666            $15,433        $15,104
12/31/93        $17,020             $13,674            $15,586        $15,454
3/31/94         $16,302             $13,281            $15,004        $14,869
6/30/94         $15,808             $13,145            $14,946        $14,931
9/30/94         $16,347             $13,225            $15,321        $15,661
12/31/94        $16,005             $13,275            $15,049        $15,658
3/31/95         $16,583             $13,944            $15,963        $17,183
6/30/95         $17,707             $14,793            $16,987        $18,824
9/30/95         $18,750             $15,083            $17,821        $20,321
12/31/95        $18,882             $15,726            $18,576        $21,544
3/31/96         $19,115             $15,447            $18,957        $22,701
6/30/96         $19,365             $15,535            $19,316        $23,720
9/30/96         $19,526             $15,823            $19,699        $24,453
12/31/96        $20,139             $16,298            $20,666        $26,493
3/31/97         $20,254             $16,206            $20,753        $27,203
6/30/97         $21,575             $16,801            $22,306        $31,952
9/30/97         $22,628             $17,359            $23,584        $34,345
12/31/97        $22,963             $17,869            $23,993        $35,332
3/31/98         $24,260             $18,148            $25,276        $40,261
6/30/98         $24,260             $18,573            $25,394        $41,589
9/30/98         $23,750             $19,358            $24,333        $37,451
12/31/98        $24,744             $19,424            $25,954        $45,428
3/31/99         $24,339             $19,327            $26,046        $47,690
6/30/99         $24,901             $19,157            $26,859        $51,053
9/30/99         $23,845             $19,287            $26,133        $47,862
12/31/99        $25,454             $19,264            $27,241        $54,984
3/31/2000       $25,891             $19,690            $27,669        $56,243
6/30/2000       $25,865             $20,032            $27,625        $54,747
9/30/2000       $25,943             $20,635            $28,485        $54,216
12/31/2000      $24,894             $21,504            $28,655        $49,976

                                          Average Annual Total Returns+
                                        One Yr.     Five Yrs.      Ten Yrs.
                                        -------     ---------      --------
     Seligman Income Portfolio-Class 1  (2.20)%       5.68%          9.55%
     Lehman Brothers Aggregate
      Bond Index                       (11.63)        6.46           7.96
     Lipper Income Funds Average         5.19         9.06          11.10
     S&P 500                            (9.11)       18.33          17.46

   Seligman Income Portfolio continued to have a higher percentage of its assets devoted to stocks than it has historically. This shift reflects our strategy to enhance the capital appreciation potential of the Portfolio, which should benefit shareholders over the long term in the form of higher total returns. Unfortunately, 2000 was a difficult year for equities, as stock prices were pushed down by fears of a slowing US economy and declining corporate profitability. Bonds, especially Treasuries, fared much better, despite a climate of rising interest rates. This is because investors were increasingly risk-averse. The bond market was also encouraged by the US government's growing budget surplus.

   Not surprisingly, the Portfolio's bond portion contributed most positively to performance. The Portfolio's overweightings in finance, energy, health care, and utilities also helped. Our exposure to technology, while slightly below that of the market, detracted from performance this year, but this was tempered by the fact that we built up our technology position gradually.

   We expect that the first half of 2001 will continue to be marked by stock market volatility, economic slowing, and declining corporate earnings. The Federal Reserve Board's recent rate cuts and its willingness to reduce rates further should help market sentiment. There will likely be a tug-of-war between weak earnings and falling interest rates, but we think economic indicators will improve during the second half of the year, as the economy starts to feel the effects of lower rates, a possible federal tax cut, increased capital spending, and renewed consumer confidence. We are positioning the Portfolio to seek to take advantage of this expected recovery by focusing on early cycle stocks such as semiconductors, retailers, and media stocks. In the bond portion of the Portfolio, we will focus on convertible securities (which can be converted into common stock), since they are currently available at very attractive prices. Historically, convertibles do well as rates fall and earnings prospects improve for the underlying stocks.

----------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. See footnote on page P-10.

                                    -- P-7 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Annual Performance Overview (continued)
--------------------------------------------------------------------------------

Seligman International Growth Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

               Seligman
             International   Lipper International
Date           Portfolio          Funds Avg.        EAFE Index
5/3/93          $10,000            $10,000           $10,000
6/30/93         $10,010            $10,009           $10,057
9/30/93         $10,480            $10,879           $10,731
12/31/93        $11,440            $11,918           $10,831
3/31/94         $10,987            $11,838           $11,216
6/30/94         $11,399            $11,974           $11,797
9/30/94         $11,751            $12,352           $11,816
12/31/94        $11,591            $11,876           $11,704
3/31/95         $11,428            $11,697           $11,931
6/30/95         $11,765            $12,189           $12,028
9/30/95         $12,603            $12,789           $12,539
12/31/95        $12,905            $13,059           $13,057
3/31/96         $13,228            $13,641           $13,443
6/30/96         $13,603            $14,143           $13,666
9/30/96         $13,520            $14,082           $13,659
12/31/96        $13,819            $14,672           $13,887
3/31/97         $13,925            $14,877           $13,680
6/30/97         $15,802            $16,543           $15,466
9/30/97         $15,716            $16,778           $15,367
12/31/97        $14,973            $15,502           $14,173
3/31/98         $17,295            $17,798           $16,269
6/30/98         $17,682            $17,921           $16,453
9/30/98         $14,719            $15,042           $14,125
12/31/98        $17,340            $17,525           $17,056
3/31/99         $17,374            $17,815           $17,305
6/30/99         $18,118            $18,816           $17,756
9/30/99         $18,705            $19,631           $18,548
12/31/99        $21,960            $24,662           $21,711
3/31/2000       $19,821            $24,934           $21,700
6/30/2000       $16,718            $23,610           $20,854
9/30/2000       $16,401            $21,834           $19,183
12/31/2000      $14,830            $20,787           $18,681

                                       Average Annual Total Returns+
                                           One     Five     Since
                                           Yr.     Yrs.   Inception
                                          -----    ----   ---------
     Seligman International Growth
        Portfolio-Class 1                (32.47)%  2.82%     5.27%
     Lipper International Funds Average  (15.71)   9.74     10.00*
     MSCI EAFE Index                     (13.96)   7.43      8.49*
     *From April 30, 1993.

   The Portfolio's performance was hurt in 2000 by the fact that, as we added some growth-oriented stocks, technology and other aggressive stocks began to fall out of favor in the markets. We have conviction, however, about the quality of the stocks we own, and we believe that the Portfolio stands to benefit once the current market volatility subsides.

   The Portfolio employs a good mixture of bottom-up stock selection with a top-down view of where resources are best allocated. Our goal is to buy the best companies on a global basis, comparing the competitive characteristics of international companies to those of companies in the US. We do not ordinarily own any US companies, but we take the performance of US companies into account in evaluating international companies. We look at growth in sales per share, operating margins, and generation of cash flow; where international companies score higher than their US counterparts, we will include them in the Portfolio, always keeping in mind the importance of sector diversification. Complementing the bottom-up element of the process, we determine how much to dedicate to each country or region based on certain characteristics which, we believe, are conducive to wealth creation and competitiveness. These include stable price levels, balanced government fiscal accounts, inflows of capital, and balance of trade. Analysis of these factors helps us to structure the Portfolio's geographic allocation.

   The Portfolio is flexible in terms of market capitalization, enabling us to consider a range of quality small-, mid-, and large-cap companies, and is well-diversified across sectors and regions. During 2000, the Portfolio added to its consumer staples holdings, purchasing companies with superior profitability and market share advantage. We added several attractively-priced companies to the Portfolio's financial, telecommunications, and aerospace sectors. In the pharmaceutical area, we added companies with exposure to biotech, few imminent patent expirations, and excellent product pipelines. We also streamlined our technology holdings, selling some of the smaller companies.

   The Portfolio continued to be significantly underweighted in the UK during the period under review. We are concerned about the UK's current account balance, which is the result of the strong pound hurting British exports. While the British economy is still healthy, the UK tends to depend on the US as a market for its products, and the US economy has slowed considerably. This could be a problem for UK exporters.

   Continental Europe remained the Portfolio's largest geographic allocation, accounting for just under one-half of its assets. Despite the fact that a weak euro hurt dollar-denominated performance, we feel positive about the trends we see in Europe, and are gratified that the euro has regained strength versus the dollar. Europe boasts very good current account balances, it is not overly dependent on the US for exports, and inflation is under control. We are especially enthusiastic about the potential of the wireless Web in Europe, which is why we increased our telecommunications purchases there.

   The Japanese economy continued to be sluggish, and, for this reason, the Portfolio is underweighted in Japan. Prime Minister Yoshiro Mori has not undertaken the structural reform necessary to revive Japan's economy. We do, however, see opportunity in the growth of the wireless Web in Japan, and have added to the portfolio accordingly. The rest of Asia was negatively impacted by the weakness in the technology sector, which dominates its export-oriented economies; however, economic expansion there, especially in China, remains strong.

   The success of Europe will, in large part, be tied to the continuing recovery of the euro. Europe's strong macro fundamentals and the slowing of the US economy have renewed investor confidence in the euro, and this should lure investment money back to the region, giving European equities a boost and improving performance for dollar-based investors. The UK may see higher interest rates if its labor market remains tight and consumption continues to strengthen. We will be watching Japan for signs that its government is moving in the direction of reform. Asia's recovery from the 1997 crisis should continue.

--------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. See footnote on page P-10.

                                    -- P-8 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Seligman Large-Cap Growth Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

           Seligman Large-Cap    Russell 1000      Lipper Large-Cap
Date        Growth Portfolio     Growth Index    Growth Funds Average
4/30/99         $10,000            $10,000              $10,000
5/31/99         $ 9,730            $ 9,693              $ 9,669
6/30/99         $10,420            $10,372              $10,368
7/31/99         $10,120            $10,042              $10,071
8/31/99         $10,270            $10,205              $10,096
9/30/99         $10,080            $ 9,991              $10,029
10/31/99        $10,470            $10,745              $10,742
11/30/99        $10,990            $11,325              $11,388
12/31/99        $12,160            $12,502              $12,878
1/31/2000       $11,650            $11,916              $12,365
2/29/2000       $12,320            $12,499              $13,386
3/31/2000       $12,850            $13,394              $14,020
4/30/2000       $12,480            $12,756              $13,106
5/31/2000       $12,100            $12,113              $12,288
6/30/2000       $13,340            $13,031              $13,276
7/31/2000       $12,900            $12,488              $13,004
8/31/2000       $14,260            $13,618              $14,201
9/30/2000       $13,410            $12,330              $13,231
10/31/2000      $12,390            $11,747              $12,507
11/30/2000      $10,530            $10,015              $10,787
12/31/2000      $10,210            $ 9,699              $10,770

                                           Average Annual Total Returns+
                                               One          Since
                                               Yr.        Inception
                                              -----       ---------
     Seligman Large-Cap Growth
        Portfolio-Class 1                    (16.04)%       1.25%
     Lipper Large Cap Growth Funds Average   (16.37)        4.53*
     Russell 1000 Growth Index               (22.42)       (1.81)**
     *From April 30, 1999.

   In 2000, the Portfolio was affected by an increasingly uncertain environment for growth and technology stocks, caused by the Federal Reserve Board's efforts to moderate economic growth by raising interest rates.

   The Portfolio's health care holdings contributed positively to overall performance. Health care typically performs well during an economic slowdown. The Portfolio's overweighting in utilities also helped because energy prices soared as a result of greatly increased demand. Technology represents about one-half of the Portfolio's assets, so last year's sharp losses in the sector clearly hurt absolute performance. We did, however, reduce our weighting in business-to-business Internet stocks, which performed poorly.

   The US economy slowed considerably in 2000 (from a 6% annualized growth rate at the beginning of the year to an estimated 1.4% at year-end). We see the first half of 2001 as a buying opportunity. Investors are likely to be cautious until it is clear that the Fed's recent rate cuts are helping the economy avoid a recession. The Portfolio will continue to buy into the consumer area, which we think will deliver strong performance as the economy rebounds. We expect to find attractive buying opportunities in technology.

Seligman Large-Cap Value Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

         Seligman Large-Cap  Russell 1000   Lipper Multi Cap
Date       Value Portfolio   Value Index  Value Funds Average  Lipper Multi-Cap
5/1/98         $10,000        $10,000         $10,000            $10,000
5/31/98        $ 9,990        $ 9,852         $ 9,828            $ 9,776
6/30/98        $ 9,920        $ 9,978         $10,227            $ 9,804
7/31/98        $ 9,550        $ 9,802         $10,119            $ 9,480
8/31/98        $ 7,980        $ 8,344         $ 8,655            $ 8,058
9/30/98        $ 8,050        $ 8,823         $ 9,210            $ 8,433
10/31/98       $ 9,000        $ 9,507         $ 9,959            $ 9,095
11/30/98       $ 9,940        $ 9,950         $10,563            $ 9,500
12/31/98       $ 9,974        $10,288         $11,171            $ 9,791
1/31/99        $ 9,933        $10,370         $11,638            $ 9,826
2/28/99        $ 9,716        $10,224         $11,276            $ 9,546
3/31/99        $10,046        $10,436         $11,727            $ 9,816
4/30/99        $10,862        $11,410         $12,181            $10,575
5/31/99        $10,862        $11,285         $11,893            $10,533
6/30/99        $11,089        $11,612         $12,553            $10,877
7/31/99        $10,635        $11,272         $12,162            $10,554
8/31/99        $10,284        $10,854         $12,101            $10,217
9/30/99        $ 9,427        $10,475         $11,769            $ 9,787
10/31/99       $ 9,933        $11,078         $12,514            $10,094
11/30/99       $ 9,778        $10,992         $12,768            $10,146
12/31/99       $ 9,698        $11,045         $13,521            $10,441
1/31/2000      $ 9,270        $10,684         $12,842            $ 9,967
2/29/2000      $ 8,235        $ 9,891         $12,599            $ 9,539
3/31/2000      $ 9,311        $11,097         $13,831            $10,555
4/30/2000      $ 9,594        $10,969         $13,415            $10,522
5/31/2000      $ 9,813        $11,084         $13,140            $10,619
6/30/2000      $ 9,176        $10,577         $13,463            $10,402
7/31/2000      $ 9,573        $10,709         $13,253            $10,442
8/31/2000      $10,315        $11,305         $14,076            $11,111
9/30/2000      $10,670        $11,409         $13,333            $10,972
10/31/2000     $11,537        $11,690         $13,277            $11,210
11/30/2000     $11,266        $11,256         $12,231            $10,731
12/31/2000     $12,204        $11,820         $12,291            $11,305

                                           Average Annual Total Returns+
                                               One          Since
                                               Yr.        Inception
                                              -----       ---------
     Seligman Large-Cap Value
        Portfolio-Class 1                     25.84%       7.74%
     Lipper Multi Cap Value Funds Average      8.28        4.70*
     Russell 1000 Value Index                  7.01        6.46*
     S&P 500                                  (9.11)       8.04*
     *From April 30, 1998.

   After a three-year period in which growth and technology stocks dominated the marketplace, a dramatic resurgence among value stocks occurred early in 2000, and continued throughout the year. Several factors were responsible for this shift, including the collapse of the technology stock speculation, decreased emphasis on momentum investing, and a return by investors to more traditional methods of valuing stocks. We steadfastly maintained our strict value discipline, and this consistency has benefited shareholders of Seligman Large-Cap Value Portfolio handsomely.

   In 2000, we witnessed a slowing of economic growth in the US, as repeated interest rate hikes by the Federal Reserve Board have had their intended effect. As the economic cooling became more and more apparent (as evidenced by weakening corporate earnings and slowing production), investors sold technology and other growth stocks and refocused their attention on value stocks, many of which had been unduly ignored for over two years. While many value stocks tend to be cyclical in nature, investors felt that the valuations of these issues, many at historic lows, were compelling, and sought to increase their exposure to these stocks.

   During 2000, the Portfolio maintained its large overweighting in financial stocks, even in the face of continued tightening by the Fed. This decision proved to be very advantageous, as financials were one of the best-performing sectors in 2000, due in part to the trend of mergers and acquisitions in the industry. Also contributing positively to performance this year were the

----------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. See footnote on page P-10.

                                    -- P-9 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Annual Performance Overview (continued)
--------------------------------------------------------------------------------

Seligman Large-Cap Value Portfolio (continued)

Portfolio's holdings in the drug and health care sectors. Many of these stocks had been beaten down in the fourth quarter of 1998, and we took advantage of the deep discounts to add to our holdings. The Portfolio remained underweighted in technology, based on the conviction that many of these stocks were grossly overvalued and without strong earnings. This conviction was richly rewarded in 2000, as investors fled technology stocks and sought refuge in higher-quality issues.

   Our outlook for the market in 2001 is for better overall performance and for continued broadening of the market. We believe, however, that most of the improvement will come in the second half of the year. In the first half of 2001, we anticipate that economic growth will continue to be weak, and that corporate profitability will likely contract. We expect the Fed's interest rate reductions (announced on January 3 and January 31, totaling 1.0%) to have a positive effect, and we believe that the Fed will continue to reduce rates as necessary to encourage economic growth. The US economy is also likely to receive stimulation in the form of tax relief under the new administration, and we should see energy prices decline because of slower consumption. Both of these factors should boost discretionary spending, crucial to any recovery.

Seligman Small-Cap Value Portfolio

The chart and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

           Seligman Small Cap    Russell 2000     Lipper S-Cap
Date        Value Portfolio      Value Index   Value Funds Average
5/1/98         $10,000             $10,000        $10,000
5/31/98        $ 9,500             $ 9,646        $ 9,589
6/30/98        $ 9,150             $ 9,592        $ 9,419
7/31/98        $ 8,460             $ 8,841        $ 8,757
8/31/98        $ 6,350             $ 7,456        $ 7,220
9/30/98        $ 6,420             $ 7,878        $ 7,463
10/31/98       $ 6,850             $ 8,112        $ 7,767
11/30/98       $ 7,290             $ 8,332        $ 8,115
12/31/98       $ 8,300             $ 8,593        $ 8,400
1/31/99        $ 8,652             $ 8,398        $ 8,251
2/28/99        $ 8,345             $ 7,824        $ 7,692
3/31/99        $ 8,856             $ 7,760        $ 7,587
4/30/99        $10,900             $ 8,469        $ 8,285
5/31/99        $11,002             $ 8,729        $ 8,568
6/30/99        $11,910             $ 9,045        $ 8,975
7/31/99        $11,865             $ 8,830        $ 8,891
8/31/99        $10,934             $ 8,508        $ 8,538
9/30/99        $10,548             $ 8,338        $ 8,350
10/31/99       $ 9,946             $ 8,171        $ 8,187
11/30/99       $10,684             $ 8,214        $ 8,460
12/31/99       $11,226             $ 8,466        $ 8,850
1/31/2000      $10,782             $ 8,244        $ 8,568
2/29/2000      $10,935             $ 8,748        $ 8,861
3/31/2000      $11,935             $ 8,789        $ 9,319
4/30/2000      $12,310             $ 8,841        $ 9,266
5/31/2000      $12,060             $ 8,705        $ 9,158
6/30/2000      $12,018             $ 8,960        $ 9,446
7/31/2000      $12,241             $ 9,258        $ 9,496
8/31/2000      $13,741             $ 9,672        $10,138
9/30/2000      $13,449             $ 9,617        $10,055
10/31/2000     $13,394             $ 9,583        $ 9,947
11/30/2000     $13,449             $ 9,388        $ 9,537
12/31/2000     $14,931             $10,396        $10,442

                                                Average Annual Total Returns+
                                                  One Yr.    Since Inception
                                                  -------    ---------------
     Seligman Small-Cap Value Portfolio-Class 1    33.00%        16.19%
     Lipper Small Cap Value Funds Average          17.99          1.63*
     Russell 2000 Value Index                      22.83          1.47*
     *From April 30, 1998.

   The year 2000 will be remembered as a very good one for Seligman Small-Cap Value Portfolio, one in which value investing made a big comeback, and in which a measure of rationality returned to the market. Investors renewed their interest in profitable, "old economy" companies after realizing that many "new economy" ones had little or no earnings and could not continue to operate without continuous access to capital. As the excesses of 1999 (characterized by the downplaying of traditional valuation methods, the chasing of fads, and momentum investing) were reversed, value investors who stuck to their discipline were greatly rewarded.

   Many of the investments that the Portfolio had made in previous years, and which had suffered from a lack of investor interest, experienced substantial gains in 2000. Health care, finance, and banking stocks led the way during this rebound, with industrials also posting gains. The Portfolio's large underweighting in technology helped performance, since technology did so poorly in 2000. Going forward, the Portfolio will likely seek to buy some technology-related stocks whose prices have been beaten down (and may continue to fall) due to the slowing US economy.

   We are currently looking to add early-cycle, economically-sensitive stocks, an area in which the Portfolio is already well-represented. This includes the retail sector and consumer goods and services. This strategy is in anticipation of an upturn in the economy and an accompanying increase in consumer spending in the third and fourth quarters of 2001.

   The US economy will likely exhibit continued signs of slowing during the first half of 2001 before resuming its expansion in the second half of the year. Rather than a recession, we believe the economy is experiencing an economic pause and a period of readjustment after several years of extraordinary growth. Positive factors such as falling interest rates, expanding liquidity, and lower energy prices should work to ease the economy out of its current lethargy. Our outlook for small-cap value stocks is also positive based on several factors. History has shown that small-cap stocks tend to outperform larger-cap stocks in the absence of a major IPO market and during periods in which the Federal Reserve Board is cutting interest rates. Lower rates generally precipitate an economic acceleration and a surge in demand, and if that happens, investors may buy the stocks of small-cap companies first, since the earnings of these companies tend to grow more quickly than those of their larger counterparts. Against this favorable backdrop, we anticipate Seligman Small-Cap Value Portfolio will follow up its success in 2000 with another strong year.

------------------
The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. + Performance data quoted represent past performance and assume that all dividends and distributions are invested in additional shares.

                                   -- P-10 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolio Overview
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES+
During the Six Months Ended December 31, 2000

SELIGMAN BOND PORTFOLIO

10 Largest Purchases
--------------------
US  Treasury  Notes 6 5/8%,  3/31/2002*  US  Treasury  Bonds 6 1/4%,  8/15/2022*
Southern  California  Edison  7.20%,   11/3/2003*  US  Treasury  Notes  7  1/4%,
5/15/2004* FHLMC Gold 6.30%,  6/1/2004*  Dominion  Resources 7 5/8%,  7/15/2005*
Metronet  Communications 0% (9.95%),  6/15/2008* FNMA 6 1/2%,  5/1/2018* FHLMC 6
7/8%, 9/15/2010* Ford Credit Auto Owner Trust 6.74%, 6/15/2004*

10 Largest Sales
----------------
Associates Corporation of North America 5 3/4%, 11/1/2003** Time Warner 9 1/8%, 1/15/2013** First USA Bank 6 1/8%, 6/25/2001** Dana 6 1/2%, 3/1/2009** American
Home Products 7.90%, 2/15/2005** Allstate 7.785%, 5/1/2005** Heller Financial 7 7/8%, 5/15/2003** US West Communications 7.20%, 11/1/2004** Computer Science 6 1/4%, 3/15/2009** Chemical Master Credit 7.09%, 2/15/2009**

--------------------------------------------------------------------------------
SELIGMAN CAPITAL PORTFOLIO

10 Largest Purchases
--------------------
Adelphia*
Palm*
Citrix*
Staples*
Charter Communications (Class A)*
Ariba*
Broadwing*
Wind River Systems*
TriQuint Semiconductor*
Actuate*

10 Largest Sales
----------------
CIENA**
Alza**
Sycamore Networks**
Siebel Systems**
El Paso Energy**
Elan (ADRs)
AES**
Quest Software**
GlobeSpan**
Finisar**

--------------------------------------------------------------------------------
SELIGMAN COMMON STOCK PORTFOLIO

10 Largest Purchases
--------------------
St. Jude Medical*
Compaq Computer*
Analog Devices*
Vitesse Semiconductor*
XL Capital (Class A)*
Altera*
Micron Technology*
McDonald's*
Calpine*
Novellus Systems*

10 Largest Sales
----------------
Bank of America**
Chubb
CVS**
Wal-Mart Stores
Anheuser-Busch**
BP Amoco**
J.P. Morgan**
PepsiCo
AT&T**
Hewlett-Packard**

---------------------
See footnotes on page P-18.

                                   -- P-11 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolio Overview (continued)
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES+
During the Six Months Ended December 31, 2000

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

10 Largest Purchases
--------------------
Analog Devices*
Cisco Systems
Juniper Networks*
Compaq Computer*
Commerce One*
Cypress Semiconductor
Tektronix*
Macromedia
Agilent Technologies*
Scientific-Atlanta*

10 Largest Sales
----------------
Intel**
Microsoft
American Power Conversion**
SunGard Data Systems
Infinity Broadcasting (Class A)**
Sawtek**
Cablevision Systems (Class A)**
Check Point Software Technologies
Sanmina**
Micron Technology**

--------------------------------------------------------------------------------
SELIGMAN FRONTIER PORTFOLIO

10 Largest Purchases
--------------------
Proxim
Western Wireless (Class A)
Actuate
MatrixOne*
SBA Communications*
Allegiance Telecom*
Internet Securities Systems
AirGate PCS
Metris Companies
Americredit*

10 Largest Sales
----------------
I2 Technologies**
Virata**
Sawtek**
Alpha Industries**
Alpharma**
Barr Laboratories
Exar**
Learning Tree International**
Orbotech**
SunGard Data Systems**

--------------------------------------------------------------------------------
SELIGMAN GLOBAL GROWTH PORTFOLIO

10 Largest Purchases
--------------------
Analog Devices*
AT&T*
Vodafone*
America Online*
SBC Communications*
Research in Motion*
Brocade Communications Systems*
Novartis*
Redback Networks*
Symbol Technologies*

10 Largest Sales
----------------
L.M. Ericsson Telefon (Series B)**
Alza**
Alcatel
Corning**
Mediolanum**
AES
Tomra Systems**
Williams Companies**
Walt Disney**
Tyco International

---------------------
See footnotes on page P-18

                                   -- P-12 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIVERSIFICATION OF NET ASSETS***
December 31, 2000

SELIGMAN GLOBAL GROWTH PORTFOLIO

                                                                                Percent of Net Assets
                                                                                    December 31,
                                                                                 --------------------
                                              Issues    Cost         Value        2000         1999
                                              ------  ----------   ----------    -------      -------
Common and Preferred Stocks
Automotive and Related ...............            3   $  132,128   $  161,216     1.9%          1.0%
Business Goods and Services ..........            1       28,596       78,524     1.0           7.4
Commercial Services ..................           --           --           --      --           1.4
Communications Services ..............           --           --           --      --           0.5
Computer and Technology Related ......            8      823,963      659,838     7.9          18.9
Construction and Property ............           --           --           --      --           1.0
Consumer Goods and Services ..........            8      535,296      572,543     6.9           5.2
Consumer Staples .....................            2      180,449      163,510     2.0           0.6
Diversified ..........................            1      106,687      183,150     2.2           5.4
Drugs and Health Care ................            7      575,956      706,246     8.5           5.4
Electronics ..........................            9      460,536      525,025     6.3           4.1
Electronics Capital Equipment ........           --           --           --      --           1.7
Entertainment and Leisure ............           --           --           --      --           3.7
Financial Services ...................           14    1,033,244    1,192,352    14.3           8.6
Industrial Goods and Services ........           --           --           --      --           0.8
Manufacturing and Industrial Equipment            5      313,278      350,524     4.2           0.6
Media ................................            4      258,550      259,726     3.1           2.2
Medical Products and Technology ......            5      377,067      461,670     5.5            --
Resources ............................            1      114,447      116,300     1.4           1.1
Restaurants ..........................           --           --           --      --           0.8
Retailing ............................            4      317,722      329,106     3.9           3.5
Support Services .....................           --           --           --      --           0.2
Telecommunications ...................           18    1,903,482    1,638,783    19.6          20.6
Tobacco ..............................            1      113,520      118,800     1.4           0.8
Transportation .......................            3      141,157      152,096     1.8           1.2
Utilities ............................            2       75,942      109,427     1.3           1.6
                                                ---   ----------   ----------   -----         -----
                                                 96    7,492,020    7,778,836    93.2          98.3
Other Assets Less Liabilities ........           --      568,983      568,983     6.8           1.7
                                                ---   ----------   ----------   -----         -----
Net Assets ...........................           96   $8,061,003   $8,347,819   100.0%        100.0%
                                                ===   ==========   ==========   =====         =====

LARGEST PORTFOLIO CHANGES+
During the Six Months Ended December 31, 2000

SELIGMAN GLOBAL
SMALLER COMPANIES PORTFOLIO

10 Largest Purchases
--------------------
Mediclin*
Proxim
SMTC*
Western Wireless (Class A)
Actuate
SBA Communications
Matrixone*
Unique International*
Allegiance Telecom*
Ifco Systems*

10 Largest Sales
----------------
I2 Technologies**
Informa Group**
Ryanair Holdings
Kaba Holding
Royal Canin
Sondagsavisen**
Ekornes**
Clearnet Communications (Class A)**
Samas Groep**
Celestica**

---------------------
See footnotes on page P-18.

                                   -- P-13 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Portfolio Overview (continued)
--------------------------------------------------------------------------------

DIVERSIFICATION OF NET ASSETS***
December 31, 2000

SELIGMAN GLOBAL
SMALLER COMPANIES PORTFOLIO

                                                                                 Percent of Net Assets
                                                                                     December 31,
                                                                                 ---------------------
                                              Issues     Cost          Value      2000          1999
                                              ------  ----------    ----------   -------       -------
Common and Preferred Stocks
Advertising .........................             2   $    44,167   $    35,369     0.2%       0.3%
Automotive Parts Manufacturing ......             2       147,742       226,988     1.6        1.4
Business Services ...................            10       397,053       562,765     3.9        9.0
Cable Systems and Satellite Video ...            --            --            --      --        0.4
Capital Goods .......................            --            --            --      --        0.6
Chemicals ...........................             2       118,703        75,752     0.5        1.1
Communications Infrastructure .......            --            --            --      --        0.1
Computer Software ...................            22     1,680,526     1,881,544    13.1       14.9
Construction and Property ...........             7       462,098       623,487     4.4        3.8
Consulting Services .................             5       217,946       294,183     2.1        0.5
Consumer Goods and Services .........            10       440,246       459,345     3.2        6.4
Contract Manufacturing/Circuit Boards            --            --            --      --        0.3
Distribution ........................             1        25,513        20,854     0.1        0.2
Drugs and Health Care ...............            24     1,276,087     1,710,090    12.0        4.7
Electrical Distribution .............             1        47,169        94,599     0.7        0.7
Electronics .........................            12       366,914       309,944     2.2        5.1
Financial Services ..................            14       636,186       880,099     6.2        4.0
Industrial Goods and Services .......             9       454,548       657,526     4.6        2.4
Internet/Online .....................             1        36,716        40,675     0.3         --
Leisure and Hotels ..................             9       415,666       321,623     2.2        0.9
Manufacturing .......................            11       516,960       559,878     3.9        6.2
Media ...............................            10       296,717       402,330     2.8        7.2
Medical Products and Technology .....             8       258,698       388,756     2.7        2.0
Metals ..............................            --            --            --      --        0.2
Paper and Printing ..................             2        80,646        58,933     0.4        0.8
Resources ...........................             6       205,564       283,259     2.0        1.4
Restaurants .........................             5       248,695       305,529     2.1        1.5
Retailing ...........................            18     1,012,769       569,980     4.0        4.5
Schools .............................             2        77,322       157,513     1.1        0.9
Support Services ....................            --            --            --      --        0.3
Technology ..........................             4       142,463       251,883     1.8        7.1
Telecommunications ..................            19     2,019,702     1,607,378    11.2        5.4
Transportation ......................             6       179,084       330,171     2.3        3.0
Utilities ...........................             2        58,271        55,239     0.4        0.1
Veterinary Products .................            --            --            --      --        0.7
Miscellaneous .......................            --            --            --      --        0.1
                                                ---   -----------   -----------   -----      -----
                                                224    11,864,171    13,165,692    92.0       98.2
Other Assets Less Liabilities .......            --     1,144,072     1,144,072     8.0        1.8
                                                ---   -----------   -----------   -----      -----
Net Assets ..........................           224   $13,008,243   $14,309,764   100.0%     100.0%
                                                ===   ===========   ===========   =====      =====

---------------------
See footnotes on page P-18.

                                   -- P-14 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

LARGEST PORTFOLIO CHANGES+
During the Six Months Ended December 31, 2000

10 Largest Purchases
--------------------
Spirent*
GN Store Nord*
Unaxis Holding*
Altran Technologies
Aixtron*
Swisslog Holdings*
Leica Geosystems*
Arm Holdings*
Vestas Wind Systems*
Business Objects (ADRs)*

10 Largest Sales
----------------
Siemens**
Microsoft**
Act Manufacturing**
STMicroelectronics**
Alcatel
Autonomy**
Advantest**
ASM Lithography**
Comverse Technology
Taiwan Semiconductor Manufacturing**

DIVERSIFICATION OF NET ASSETS***
December 31, 2000

                                                                              Percent of Net Assets
                                                                                  December 31,
                                                                              ---------------------
                                         Issues       Cost         Value         2000       1999
                                         ------   -----------   -----------   ---------   ---------
Common Stocks
Cable Systems and Satellite Video            --            --            --        --      0.4%
Communications Infrastructure ...             1   $   171,662   $   118,575       0.4%     1.4
Computer and Technology Related .             2       840,462       820,495       2.9       --
Computer Hardware/Peripherals ...             5     1,430,204       830,884       2.9      5.6
Computer Software ...............            11     3,877,400     3,372,101      11.7     21.4
Electronic Components ...........            12     2,159,099     1,704,710       5.9       --
Electronic Manufacturing Services             4       734,588       553,660       1.9      3.1
Electronics .....................             5     2,247,143     1,805,378       6.3     15.6
Electronics Capital Equipment ...            12     4,075,543     3,423,245      11.9     13.2
Information Services ............            11     4,247,225     4,762,013      16.6      8.1
Machinery and Equipment .........            --            --            --        --      0.9
Manufacturing ...................            --            --            --        --      0.8
Media ...........................            --            --            --        --      0.8
Medical Products and Technology .            --            --            --        --      0.3
Semiconductors ..................            12     2,550,711     2,179,507       7.6     15.5
Telecommunications ..............            12     4,558,207     4,558,464      15.8     10.7
Wire and Cable Products .........             1       341,652       311,459       1.1       --
                                            ---   -----------   -----------     -----    -----
                                             88    27,233,896    24,440,491      85.0     97.8
Other Assets Less Liabilities ...            --     4,329,081     4,329,081      15.0      2.2
                                            ---   -----------   -----------     -----    -----
Net Assets ......................            88   $31,562,977   $28,769,572     100.0%   100.0%
                                            ===   ===========   ===========     =====    =====

---------------------
See footnotes on page P-18.

                                   -- P-15 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Portfolio Overview (continued)
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES+
During the Six Months Ended December 31, 2000

SELIGMAN HIGH-YIELD BOND PORTFOLIO

10 Largest Purchases
--------------------
Mandalay Resorts Group 10 1/4%, 8/1/2007 360networks 13%, 5/1/2008* Adelphia Communications 10 7/8%, 10/1/2010* Williams Communications 11.70%, 8/1/2008* SpectraSite Holdings 10 3/4%, 3/15/2010* Dobson Communications 10 7/8%, 7/1/2010* Lamar Media 8 5/8%, 9/15/2007* PSINet 11 1/2%, 11/1/2008 Cumulus Media
10 3/8%, 7/1/2008 McLeodUSA 12%, 7/15/2008*

10 Largest Sales
----------------
Advanced Micro Devices 11%, 8/1/2003** CapRock Communications 12%, 7/15/2008** Verio 13 1/2%, 6/15/2004** Ameristar Casinos 10 1/2%, 8/1/2004** GlobeNet
Communications Group 13%, 7/15/2007** Advanstar Communications 9 1/4%, 5/1/2008** Nextel Communications 9 3/8%, 11/15/2009** Capstar Broadcasting 0% (12 3/4%), 2/1/2009** Williams Scotsman 9 7/8%, 6/1/2009 Williams Communications 10 7/8%, 10/1/2009

--------------------------------------------------------------------------------
SELIGMAN INCOME PORTFOLIO

10 Largest Purchases
--------------------
US Treasury Bonds 6 1/4%, 8/15/2023*
St. Jude Medical*
Ocean Energy 8 3/8%, 7/1/2008*
Compaq Computer*
Micron Technology*
XL Capital (Class A)*
Vitesse Semiconductor*
Metronet Communications 0% (9.95%), 6/15/2008* Conexant Systems* Dominion Resources 7 5/8%, 7/15/2005*

10 Largest Sales
----------------
Peco Energy Transition Trust 6.05%, 3/1/2009**
GNMA 6%, 12/20/2028
Dana 6 1/2%,  3/1/2009** US Treasury Notes 6 5/8%,  5/15/2007 FHLMC Gold 5 1/2%,
7/1/2013 American Home Products 7.90%, 2/15/2015** Bank of America** US West Communications Services 7.20%, 11/1/2004** Delta Air Lines 7.70%, 12/15/2005** Wal-Mart Stores

--------------------------------------------------------------------------------
SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

10 Largest Purchases
--------------------
Vodafone*
Akzo Nobel*
Novartis*
HSBC*
Munich Re*
Telefonica*
Unilever*
Takeda Chemical Industries*
Deutsche Telekom*
Allianz*

10 Largest Sales
----------------
Bombardier (B Shares)**
Schering**
Vestas Wind Systems
Prosafe**
Fujisawa Pharmaceutical**
Shionogi**
Nissan Food Products**
Straumann Holding**
TDK**
Castorama Dubois Investments**

---------------------
See footnotes on page P-18.

                                   -- P-16 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFICATION OF NET ASSETS***
December 31, 2000

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

                                                                          Percent of Net Assets
                                                                          --------------------
                                                                              December 31,
                                                                          --------------------
                                      Issues      Cost         Value        2000       1999
                                      ------   ----------   ----------    --------   ---------
Common and Preferred Stocks
Automotive and Related ........            2   $  105,648   $  110,040       1.5%     1.9%
Banking .......................            5      375,319      475,750       6.7     12.1
Business Services .............            1       63,979       85,521       1.2      5.8
Chemicals .....................            1      132,249      118,265       1.7      2.8
Computer and Technology Related            3      151,433      110,884       1.5       --
Consumer Products .............            8      659,793      714,314      10.0      5.9
Drugs and Health Care .........            3      269,202      260,220       3.6      3.6
Electronics ...................            6      392,440      361,789       5.1      5.5
Entertainment and Leisure .....            1          667          677        --      4.1
Financial Services ............            5      379,541      423,130       5.9      5.4
Health and Household ..........            2      367,505      421,576       5.9      4.9
Industrial Goods and Services .           --           --           --        --      6.1
Insurance .....................            4      479,200      588,597       8.2      4.4
Manufacturing .................            3      211,127      275,507       3.9      5.2
Media .........................            3      270,071      251,964       3.5      3.2
Medical Products and Technology            2      185,977      178,714       2.5       --
Metals ........................           --           --           --        --      1.0
Power Generation Equipment ....            2      101,106      138,365       1.9       --
Publishing ....................            1       68,700       79,406       1.1      2.0
Resources .....................            2      182,760      184,037       2.6      5.1
Retailing .....................            3      385,123      407,324       5.7      1.2
Telecommunications ............           14    1,513,737    1,341,106      18.8     14.0
Tobacco .......................           --           --           --        --      0.5
Transportation ................            3      211,403      228,728       3.2      0.8
Utilities .....................            3      246,435      267,792       3.7      1.8
                                         ---   ----------   ----------     -----    -----
                                          77    6,753,415    7,023,706      98.2     97.3
Other Assets Less Liabilities .           --      125,775      125,775       1.8      2.7
                                         ---   ----------   ----------     -----    -----
Net Assets ....................           77   $6,879,190   $7,149,481     100.0%   100.0%
                                         ===   ==========   ==========     =====    =====

---------------------
See footnotes on page P-18.

                                   -- P-17 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Portfolio Overview (continued)
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES+
During the Six Months Ended December 31, 2000

SELIGMAN LARGE-CAP GROWTH PORTFOLIO

10 Largest Purchases
--------------------
Guidant
America Online*
Philip Morris*
Oracle
Qualcomm
SBC Communications*
AT&T*
Sprint*
Texas Instruments*
Verizon Communications*

10 Largest Sales
----------------
AES**
Corning**
ALZA**
Enron**
Tyco International
Johnson & Johnson**
Eli Lilly**
Micron Technology**
Merck**
Schlumberger**

--------------------------------------------------------------------------------
SELIGMAN LARGE-CAP VALUE PORTFOLIO

Largest Purchases
-----------------
Chase Manhattan Bank*
International Business Machines*
Sprint*
UnumProvident*
International Paper*
Costco Wholesale*
Georgia-Pacific Group
Edison International*

Largest Sales
-------------
AXA Financial**
Honeywell**
United Healthcare Group
Summit Bancorp
Crown Cork & Seal**
B.F. Goodrich
General Motors**
Armstrong World Industries**
Fort James**
St. Paul Companies

--------------------------------------------------------------------------------
SELIGMAN SMALL-CAP PORTFOLIO

10 Largest Purchases
--------------------
Smurfit-Stone Container*
Trimble Navigation*
Orion Power Holdings*
Minerals Technologies*
Olin*
Mueller Industries
True North Communications
Mutual Risk Management
Pharmacopeia*
Midcoast Energy Resources

10 Largest Sales
----------------
Avis Group Holdings**
Bank United**
Bayview Capital**
American National Can Group**
Oxford Health Plans
Complete Business Solutions**
Applied Extrusion Technologies**
Cubic
Rent-Way**
EXFO Electro-Optical Engineering**

  + Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order. The data has not been audited by Ernst & Young LLP.
  * Position added during the period. ** Position eliminated during the period. *** "Diversification of Net Assets" is included for the Seligman International
    Portfolios because their portfolio holdings are listed by country rather than by industry in the "Portfolios of Investments."

                                   -- P-18 --

                            Seligman Portfolios, Inc.
-------------------------------------------------------------------------------
Portfolios of Investments                                     December 31, 2000
-------------------------------------------------------------------------------
SELIGMAN BOND PORTFOLIO
                                         Principal
                                           Amount         Value
                                          ---------     --------
CORPORATE BONDS -- 33.9%
Avnet 7 7/8%, 2/15/2005 ............      $ 60,000      $ 59,372
Bank One  5 5/8%, 2/17/2004 ........        75,000        73,010
Boston Scientific 6 5/8%,
   3/15/2005 .......................       100,000        91,113
Cardinal Health 6 1/4%,
   7/15/2008 .......................       100,000        96,011
CIT Group:
   7 3/8, 3/15/2003 ................        30,000        30,355
   7 1/8, 10/15/2004 ...............        60,000        60,092
Citigroup 6 3/4%, 12/1/2005 ........        50,000        51,149
Computer Sciences 7 1/2%,
   8/8/2005 ........................        50,000        51,620
Continental Airlines:
   8.04%, 11/1/2020 ................        49,550        53,170
   7.71%, 4/2/2021 .................        40,000        42,425
CSC Holdings 7 1/4%,
   7/15/2008 .......................       100,000        97,333
DaimlerChrysler North America
   7 3/4%, 6/15/2005 ...............        80,000        81,477
Delta Air Lines 7.70%,
   12/15/2005 ......................        75,000        74,256
Dominion Resources 7 5/8%,
   7/15/2005 .......................        90,000        93,963
Dow Chemical 7%, 8/15/2005 .........        50,000        51,456
Global Crossing Holdings 9 1/8%,
   11/15/2006 ......................        75,000        72,187
Guidant 6.15%, 2/15/2006 ...........       100,000        96,672
Heller Financial 6 1/2%, 7/22/2002..        75,000        74,922
Household Finance 7 7/8%,
   3/1/2007 ........................       100,000       104,213
Leggett & Platt 7.65%,
   2/15/2005 .......................        50,000        51,542
Lyondell Chemical 9 5/8%,
   5/1/2007 ........................       100,000        97,250
Mellon Funding 7 1/2%,
   6/15/2005 .......................        50,000        52,582
Metronet Communications 0%
   (9.95%++), 6/15/2008 ............       100,000        81,179
Motorola 7 5/8%, 11/15/2010 ........        20,000        20,598
Ocean Energy 8 3/8%, 7/1/2008 ......        75,000        76,688
Qwest Communications 0%
   (9.47%++), 10/15/2007 ...........        50,000        45,863

                                         Principal
                                           Amount         Value
                                          ---------     --------
CORPORATE BONDS (continued)
Schwab (Charles) 8.05%,
   3/1/2010 ........................    $   50,000    $   53,684
Southern California Edison
   7.20%, 11/3/2003* ...............       115,000        98,708
Staples 7 1/8%, 8/15/2007 ..........        75,000        70,272
State Street 7.65%, 6/15/2010  .....        50,000        53,354
United Airlines 7.03%,
   10/1/2010 .......................        40,000        40,963
Wells Fargo 7.25%, 8/24/2005 .......        50,000        52,083
WorldCom 8%, 5/15/2006 .............        50,000        50,927
                                                      ----------
Total Corporate Bonds
  (Cost $2,192,740) ................                   2,200,489
                                                      ----------

US GOVERNMENT AND GOVERNMENT AGENCY SECURITIES -- 32.1% US Treasury Bonds:
   8 3/4%, 5/15/2020 ...............       300,000       411,649
   7 1/4%, 8/15/2022 ...............       200,000       241,147
   6 1/4%, 8/15/2022 ...............       200,000       216,355
US Treasury Notes:
   6 5/8%, 3/31/2002 ...............       500,000       507,375
   6 1/4%, 6/30/2002 ...............       200,000       202,714
   7 1/4%, 5/15/2004 ...............       100,000       106,472
   6 5/8%, 5/15/2007 ...............       300,000       323,681
   6%, 8/15/2009 ...................        70,000        73,906
                                                       ---------
Total US Government and
Securities
   (Cost $1,976,748) ...............                   2,083,299
                                                       ---------

MORTGAGE-BACKED
SECURITIES+ -- 24.7% FHLMC:
   6 7/8%, 9/15/2010 ...............        70,000        74,761
FHLMC GOLD:
   6.30%, 6/1/2004 .................       100,000        99,815
   5 1/8%, 10/15/2008 ..............       100,000        94,763
   6%, 11/1/2010 ...................        64,743        63,984
   7 1/2%, 10/1/2017 ...............        67,379        68,611
   8%, 12/1/2023 ...................        40,364        41,706

-------------------
 * Non-income producing security.
 + Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
++ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

                                   -- P-19 --

                            Seligman Portfolios, Inc.
-------------------------------------------------------------------------------
Portfolios of Investments (continued)
-------------------------------------------------------------------------------
SELIGMAN BOND PORTFOLIO (continued)
                                         Principal
                                           Amount         Value
                                          ---------     --------
MORTGAGE-BACKED
SECURITIES+ (continued)
FNMA:
   5 3/4%, 4/15/2003 ...............    $   75,000    $   75,299
   6 1/2%, 4/29/2009 ...............       160,000       157,854
   6 1/2%, 5/1/2018 ................        76,207        75,708
   7%, 10/1/2020 ...................        49,215        49,513
   6%, 12/1/2028 ...................       175,806       170,259
   8 1/2%, 9/1/2015 ................        98,809       102,035
   8%, 6/1/2028 ....................        43,545        44,904
   7 1/2%, 6/1/2030 ................        49,163        49,892
GNMA:
   6%, 12/20/2028 ..................       178,244       172,619
   6 1/2%, 12/15/2028 ..............       259,014       256,491
                                                      ----------
Total Mortgage-Backed
   Securities
   (Cost $1,585,059) ...............                   1,598,214
                                                      ----------
ASSET-BACKED
SECURITIES+ -- 6.0%
Citibank Credit Card 6 7/8%,
   11/15/2009 ......................        70,000        73,922

                                         Principal
                                           Amount         Value
                                          ---------     --------
ASSET-BACKED
SECURITIES (continued)
Ford Credit Auto Owner Trust
   6.74%, 6/15/2004 ................    $   75,000    $   76,240
MBNA Master Credit Card
   6.90%, 1/15/2008 ................        60,000        62,292
Peco Energy Transition Trust
   6.05%, 3/1/2009 .................       100,000        99,265
PP&L Transition 6.83%,
   3/25/2007 .......................        75,000        76,490
                                                      ----------
Total Asset-Backed Securities
   (Cost $379,808) .................                     388,209
                                                      ----------
Total Investments -- 96.7%
   (Cost $6,134,355) ...............                   6,270,211
Other Assets
   Less Liabilities -- 3.3% ........                     212,408
                                                      ----------

Net Assets -- 100.0% ...............                  $6,482,619
                                                      ==========

-------------------------------------------------------------------------------
SELIGMAN CAPITAL PORTFOLIO
                                            Shares       Value
                                           --------    ---------
COMMON STOCKS -- 97.9%
CAPITAL GOODS -- 5.4%
Mettler-Toledo International* ......        16,300    $  886,312
Newport News Shipbuilding ..........        15,500       806,000
Symbol Technologies ................        10,800       388,800
                                                      ----------
                                                       2,081,112
                                                      ----------
COMMUNICATIONS
SERVICES -- 21.0%
Adelphia Communications
   (Class A)* ......................        27,000     1,394,719
ALLTEL .............................        14,800       924,075
Broadwing* .........................        34,300       782,469
Brocade Communications
   Systems* ........................        12,000     1,101,375
CenturyTel .........................        11,100       396,825
Charter Communications
   (Class A)* ......................        62,500     1,419,922

                                            Shares       Value
                                           --------    ---------
COMMUNICATIONS SERVICES
(continued)
McDATA (Class B)* ..................         7,400    $  405,381
Openwave Systems* ..................        19,607       933,171
Redback Networks* ..................        10,800       442,462
Research in Motion*
   (Canada) ........................         4,100       329,537
                                                      ----------
                                                       8,129,936
                                                      ----------
CONSUMER CYCLICALS -- 9.1%
Bed Bath & Beyond* .................        22,100       495,178
Carnival ...........................         8,600       264,988
Harley-Davidson ....................        10,800       429,300
Pepsi Bottling Group ...............        12,100       483,244
Reader's Digest Association
   (Class A) .......................        26,500     1,036,812
Staples* ...........................        69,200       819,588
                                                       ---------
                                                       3,529,110
                                                       ---------
-----------------
  * Non-income producing security.
  + Investments in  mortgage-backed  and asset-backed  securities are subject to
    principal  paydowns.   As  a  result  of  prepayments  from  refinancing  or
    satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
See Notes to Financial Statements.

                                   -- P-20 --

                            Seligman Portfolios, Inc.
-------------------------------------------------------------------------------
                                                              December 31, 2000
-------------------------------------------------------------------------------
SELIGMAN CAPITAL PORTFOLIO

                                             Shares         Value
                                            --------       ---------
ELECTRONIC
TECHNOLOGY -- 13.3%
Ariba* .............................           7,400     $   397,056
Atmel* .............................          30,400         354,350
BISYS Group* .......................          11,800         618,763
Citrix Systems* ....................          41,700         939,553
Gentex* ............................           2,300          42,550
Handspring* ........................           7,800         302,981
Palm* ..............................          20,600         582,594
Qlogic* ............................           5,500         424,703
Triquint Semiconductor* ............          18,800         821,913
Waters* ............................           8,000         668,000
                                                         -----------
                                                          15,152,463
                                                         -----------
FINANCIAL SERVICES -- 9.2%
ACE (Bermuda) ......................          29,800       1,264,638
AFLAC ..............................          16,550       1,194,703
XL Capital (Class A)
   (Bermuda) .......................          12,700       1,109,662
                                                         -----------
                                                           3,569,003
                                                         -----------
HEALTH CARE -- 14.9%
Abgenix* ...........................           5,700         336,834
Biogen* ............................           6,100         366,572
Elan (ADRs)* (Ireland) .............          13,200         617,925
Gilead Sciences* ...................           8,700         721,556
Human Genome Sciences* .............           6,400         443,600
Immunex* ...........................          10,000         406,562
IMS Health .........................          14,400         388,800
MedImmune* .........................          12,300         586,941
Millennium Pharmaceuticals* ........           4,400         272,250
QLT* (Canada) ......................          10,400         291,850
Quintiles Transnational* ...........           6,500         136,297
Watson Pharmaceuticals* ............          23,350       1,195,228
                                                         -----------
                                                           5,764,415
                                                         -----------

                                             Shares         Value
                                            --------       ---------
TECHNOLOGY SERVICES -- 23.9%
Actuate* ...........................          28,200     $   540,206
Applera-Applied
   Biosystems Group ................          10,900       1,025,281
BEA Systems* .......................           8,200         551,963
Commerce One* ......................          10,100         256,288
Concord EFS* .......................          18,800         826,025
Fiserv* ............................           8,800         417,725
Internet Security Systems* .........          10,900         854,628
Interwoven* ........................           9,900         652,472
Intuit* ............................           3,700         145,803
Mercury Interactive* ...............           5,600         505,225
Rational Software* .................          17,500         680,859
SunGard Data Systems* ..............          19,400         914,225
TIBCO Software* ....................           5,600         271,075
VeriSign* ..........................           9,800         726,425
Vignette* ..........................           8,200         148,881
Wind River Systems* ................          21,500         733,016
                                                         -----------
                                                           9,250,097
                                                         -----------
UTILITIES -- 1.1%
Kinder Morgan ......................           7,800         407,063
                                                         -----------
Total Common Stocks
   (Cost $38,392,181) ..............                      37,883,199

Short-Term Holdings -- 3.6%
   (Cost $1,400,000) ...............                       1,400,000
                                                         -----------
Total Investments -- 101.5%
   (Cost $39,792,181) ..............                      39,283,199

Other Assets Less
   Liabilities -- (1.5)% ...........                        (576,380)
                                                         -----------
Net Assets -- 100.0% ...............                     $38,706,819
                                                         ============

-------------------------------------------------------------------------------
SELIGMAN CASH MANAGEMENT PORTFOLIO

                                   Annualized
                                  Yield on     Principal
                               Purchase Date     Amount         Value
                               -------------   ---------     -----------
US GOVERNMENT AND
GOVERNMENT AGENCY
SECURITIES -- 48.6%
US GOVERNMENT
SECURITIES -- 8.1%
   (Cost $995,333)
US Treasury Bills,
   2/1/2001 ...............         5.50%     $1,000,000      $  995,333
                                                              ----------
US GOVERNMENT
AGENCY SECURITIES -- 40.5%
Farm Credit Bank,
   2/6/2001 ...............         6.37%     $1,000,000      $  993,720
Federal Agricultural
   Mortgage, 1/11/2001 ....         6.48       1,000,000         998,225
Federal Home Loan
   Bank, 1/19/2001 ........         6.50       1,000,000         996,795

----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-21 --

                            Seligman Portfolios, Inc.
-------------------------------------------------------------------------------
Portfolios of Investments (continued)
-------------------------------------------------------------------------------
SELIGMAN CASH MANAGEMENT PORTFOLIO (continued)

                                   Annualized
                                  Yield on     Principal
                               Purchase Date     Amount         Value
                               -------------   ---------     -----------
US GOVERNMENT
AGENCY SECURITIES (continued)
Federal Home Loan
   Mortgage, 2/1/2001 .....         6.32%     $1,000,000      $  994,635
Federal National
   Mortgage Association,
   1/4/2001 ...............         6.54       1,000,000         999,463
                                                              ----------
Total US Government
   Agency Securities
   (Cost $4,982,838) ......                                    4,982,838
                                                              ----------
Total US Government and
   Government Agency
   Securities
   (Cost $5,978,171) ......                                    5,978,171
                                                              ----------
COMMERCIAL
PAPER -- 16.2%
American Express Credit,
   1/12/2001 ..............         6.63         500,000         500,000
American General
   Finance, 1/5/2001 ......         6.65         500,000         499,635
Ford Motor Credit,
   1/12/2001 ..............         6.68         500,000         498,993
General Electric Capital,
   1/12/2001 ..............         6.62         500,000         500,000
                                                              ----------
Total Commercial Paper
   (Cost $1,998,628) ......                                    1,998,628
                                                              ----------

                                   Annualized
                                  Yield on     Principal
                               Purchase Date     Amount         Value
                               -------------   ---------     -----------
REPURCHASE
AGREEMENTS -- 14.6%
   (Cost $1,800,000)
State Street Bank & Trust,
   5.75%, dated 12/29/2000,
   maturing 1/2/2001
   collateralized by: $1,785,000
   US Treasury Notes 5 1/2%
   2/15/2008, with fair
   market value of
   $1,855,309..............         5.83%     $1,800,000     $ 1,800,000
                                                             -----------
FIXED TIME
DEPOSITS -- 8.1%
   (Cost $1,000,000)
Bank of Montreal, Toronto,
   1/2/2001................         6.46         500,000         500,000
Bank One, Grand Cayman,
   1/2/2001................         6.34         500,000         500,000
                                                             -----------
Total Fixed Time Deposits
   (Cost $1,000,000).......                                    1,000,000
                                                             -----------
Total Investments -- 87.5%
   (Cost $10,776,799)......                                   10,776,799

Other Assets Less
   Liabilities -- 12.5%....                                    1,541,367
                                                             -----------
Net Assets -- 100.0%.......                                  $12,318,166
                                                             ===========

--------------------------------------------------------------------------------
SELIGMAN COMMON STOCK PORTFOLIO

                                        Shares       Value
                                       --------    ---------
COMMON STOCKS -- 99.4%
COMMUNICATION
EQUIPMENT -- 1.4%

Lucent Technologies .......              9,750    $  131,625
QUALCOMM* .................              3,800       312,194
                                                  ----------
                                                     443,819
                                                  ----------

                                        Shares       Value
                                       --------    ---------
COMMUNICATIONS -- 4.1%
SBC Communications ........             11,528    $  550,462
Sprint ....................              7,500       152,344
Verizon Communications                   9,812       491,827
WorldCom* .................             11,400       160,312
                                                  ----------
                                                   1,354,945
                                                  ----------

-----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-22 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN COMMON STOCK PORTFOLIO (continued)

                                        Shares       Value
                                       --------    ---------
CONSUMER GOODS
AND SERVICES -- 5.9%
Coca-Cola .................              4,200    $  255,938
Gillette ..................             11,500       415,438
McDonald's ................             11,600       394,400
PepsiCo ...................              6,500       322,156
Procter & Gamble ..........              3,500       274,531
Ralston Purina Group ......             10,200       266,475
                                                  ----------
                                                   1,928,938
                                                  ----------
DRUGS AND
HEALTH CARE -- 16.2%
Abbott Laboratories .......             11,800       571,562
American Home Products.....              6,700       425,785
Baxter International ......              7,200       635,850
Guidant* ..................             12,500       674,219
Johnson & Johnson .........              4,400       462,275
Merck .....................              6,900       646,013
Pfizer ....................             13,500       621,000
Pharmacia .................              5,000       305,000
St. Jude Medical* .........             15,500       952,281
                                                  ----------
                                                   5,293,985
                                                  ----------
ELECTRIC AND
GAS UTILITIES -- 6.5%
Calpine* ..................              9,400       423,587
Coastal ...................             10,700       944,944
Williams Companies (The) ..             18,700       746,831
                                                   ----------
                                                   2,115,362
                                                  ----------
ELECTRONIC TECHNOLOGY -- 15.1%
Agilent Technologies* .....              7,634       417,962
Altera* ...................              6,700       176,503
Analog Devices* ...........              5,900       302,006
Applied Materials* ........             15,200       580,450
Cisco Systems* ............             19,600       749,700
Compaq Computer ...........             12,600       189,630
Dell Computer* ............             16,100       281,247
EMC* ......................              2,900       192,850
Gateway* ..................              3,300        59,367
Intel ....................              21,500       646,344
International Business
   Machines ...............              6,150       522,750
Micron Technology* ........              4,700       166,850
Novellus Systems* .........              6,900       247,322
Sun Microsystems* .........              5,400       150,356
Vitesse Semiconductor* ....              4,900       271,184
                                                  ----------
                                                   4,954,521
                                                  ----------

                                        Shares       Value
                                       --------    ---------
ENERGY -- 7.9%
Baker Hughes ..............              5,100    $  211,969
Exxon Mobil ...............             11,200       973,700
Royal Dutch Petroleum (ADRs)
   (Netherlands) ..........             11,400       690,412
Schlumberger ..............              8,900       711,444
                                                  ----------
                                                   2,587,525
                                                  ----------
FINANCE AND
INSURANCE -- 20.0%
American General ..........             10,800       880,200
American International Group            12,550     1,236,959
Bank of New York ..........             23,300     1,285,869
Chubb .....................              8,500       735,250
Citigroup .................             15,000       765,938
Fannie Mae ................              7,700       667,975
Merrill Lynch .............              6,900       470,494
XL Capital (Class A)
   (Bermuda) ..............              5,850       511,144
                                                  ----------
                                                   6,553,829
                                                  ----------
MACHINERY AND INDUSTRIAL
   EQUIPMENT -- 8.2%
General Electric ..........             34,200     1,639,462
United Technologies .......             13,200     1,037,850
                                                  ----------
                                                   2,677,312
                                                  ----------
MEDIA -- 0.9%
Comcast (Class A)* ........              6,900       287,859
                                                  ----------

OFFICE EQUIPMENT -- 2.1%
Pitney Bowes ..............             21,150       700,594
                                                  ----------

PAPER AND FOREST
PRODUCTS -- 0.4%
Mead ......................              4,600       144,325
                                                  ----------

RETAIL TRADE -- 3.9%
Costco Wholesale* .........              4,700       187,853
Home Depot ................              5,100       233,006
Kroger* ...................              6,500       175,906
May Department Stores .....              5,900       193,225
Wal-Mart Stores ...........              9,100       483,437
                                                  ----------
                                                   1,273,427
                                                  ----------
-----------------
* Non-income producing security.
See Notes to Financial Statements.
                                   -- P-23 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN COMMON STOCK PORTFOLIO (continued)

                                        Shares       Value
                                       --------    ---------
TECHNOLOGY SERVICES -- 6.8%
America Online* ...........              5,800   $   201,840
Electronic Data Systems ...             14,200       820,050
Microsoft* ................             20,000       868,125
Oracle* ...................             11,200       325,500
                                                 -----------
                                                   2,215,515
                                                 -----------
Total Common Stocks
   (Cost $27,803,314) .....                       32,531,956

                                                     Value
                                                   ---------
SHORT TERM HOLDINGS -- 1.5%
   (Cost $500,000) ........                      $   500,000
                                                 -----------
Total Investments -- 100.9%
   (Cost $28,303,314) .....                       33,031,956

Other Assets Less
   Liabilities -- (0.9)% ..                         (294,133)
                                                 -----------
Net Assets -- 100.0% ......                      $32,737,823
                                                 ===========

--------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

                                        Shares       Value
                                       --------    ---------
COMMON STOCKS -- 89.1%
COMMUNICATIONS
INFRASTRUCTURE -- 5.1%
Andrew* ...................             44,600   $   971,444
CIENA* ....................              9,900       805,613
Cisco Systems* ............             90,100     3,446,325
Juniper Networks* .........              9,500     1,198,188
Nortel Networks (Canada) ..             14,700       471,319
                                                 -----------
                                                   6,892,889
                                                 -----------
COMMUNICATIONS
SERVICES -- 1.2%
Qwest Communications
   International* .........              7,700       315,700
Scientific-Atlanta ........             24,700       804,294
Ulticom* ..................             15,600       530,887
                                                 -----------
                                                   1,650,881
                                                 -----------
COMPUTER HARDWARE/
PERIPHERALS -- 6.2%
Adaptec* ..................            115,900     1,184,353
Compaq Computer ...........             63,700       958,685
Creative Technology
   (Singapore) ............            116,700     1,294,641
Electronics for Imaging* ..             75,600     1,056,037
Lexmark International* ....             43,200     1,914,300
Mobility Electronics* .....              2,100         5,250
NVIDIA* ...................             12,100       397,787
Tektronix .................             49,100     1,654,056
                                                 -----------
                                                   8,465,109
                                                 -----------

                                        Shares       Value
                                       --------    ---------
COMPUTER SOFTWARE -- 18.7%
Agilent Technologies* .....             33,900   $ 1,856,025
Autodesk ..................             87,900     2,365,059
Check Point Software
   Technologies* (Israel)               15,800     2,110,781
Computer Associates
   International ..........             52,500     1,023,750
Kana Communications* ......             38,300       434,466
Macromedia* ...............             41,500     2,519,828
Microsoft* ................             51,700     2,244,103
Parametric Technology* ....             89,400     1,204,106
Peregrine Systems* ........             59,900     1,181,153
Rational Software* ........             47,900     1,863,609
Remedy* ...................             34,600       573,062
Symantec* .................            108,450     3,609,352
Synopsys* .................             78,900     3,740,353
Vignette* .................             39,100       709,909
                                                 -----------
                                                  25,435,556
                                                 -----------
ELECTRONIC
COMPONENTS -- 3.8%
Amphenol* (Class A) .......           19,700         771,994
Arrow Electronics* ........           46,900       1,342,512
CoorsTek* .................           18,100         566,191
CTS .......................           15,800         575,712
Entegris* .................           78,600         599,325
Solectron* ................           15,500         525,450
Vishay Intertechnology* ...           49,500         748,687
                                                 -----------
                                                   5,129,871
                                                 -----------
-----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-24 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (continued)

                                                        Shares         Value
ELECTRONIC MANUFACTURING                               -------     ------------
SERVICES -- 2.9%
Jabil Circuit* ................................         19,700     $    499,888
SCI Systems* ..................................        124,300        3,278,413
TTM Technologies* .............................         16,800          235,725
                                                                   ------------
                                                                       4,014,026
                                                                   ------------
ELECTRONICS CAPITAL
EQUIPMENT -- 14.2%
ATMI* .........................................         53,100        1,035,450
Cognex* .......................................         56,200        1,239,913
Credence Systems* .............................         55,300        1,283,997
Electro Scientific Industries* ................         46,700        1,306,141
KLA-Tencor ....................................         56,500        1,905,109
Lam Research* .................................         69,000        1,004,813
Novellus Systems* .............................        155,200        5,562,950
Orbotech* (Israel) ............................         51,975        1,937,693
Sensormatic* ..................................         41,100          824,569
Teradyne* .....................................         55,300        2,059,925
Veeco Instruments* ............................         27,200        1,090,550
                                                                   ------------
                                                                      19,251,110
                                                                   ------------
INFORMATION SERVICES -- 7.3%
Amdocs* .......................................          7,500          496,875
Avocent* ......................................         39,900        1,081,041
CSG Systems International .....................         68,200        3,190,481
First Data ....................................         59,600        3,140,175
Galileo International .........................          9,200          184,000
SunGard Data Systems* .........................         37,200        1,753,050
                                                                   ------------
                                                                       9,845,622
                                                                   ------------
MEDIA -- 7.1%
Charter Communications
   (Class A)* .................................         75,600        1,717,537
Clear Channel
   Communications* ............................        105,098        5,090,684
CNET Networks* ................................          2,313           37,008
Comcast (Class A)* ............................         49,500        2,065,078
Time Warner ...................................         13,000          679,120
                                                                   ------------
                                                                       9,589,427
                                                                   ------------
SEMICONDUCTORS -- 22.6%
Advanced Micro Devices* .......................         84,500        1,167,156
Alliance Semiconductor* .......................         18,300          207,019
Amkor Technology* .............................        188,500        2,927,641
Analog Devices* ...............................         79,300        4,059,169
ASAT Holdings (ADRs)*
   (Hong Kong) ................................         28,900          145,403
ASE Test* (Taiwan) ............................         25,000          214,063

                                                      Shares or
                                                      Principal
                                                       Amount           Value
                                                    ------------      ---------
SEMICONDUCTORS (continued)
Atmel* ........................................         82,800 shs. $   965,137
C-Cube Microsystems* ..........................         69,600          841,725
Commerce One* .................................         27,700          702,887
Cypress Semiconductor* ........................         89,200        1,756,125
Dallas Semiconductor ..........................         72,700        1,862,937
Exar* .........................................          9,900          306,591
Fairchild Semiconductor
   International* .............................         67,800          978,862
Integrated Device Technology* .................        104,100        3,432,047
International Rectifier* ......................         37,600        1,128,000
Lattice Semiconductor* ........................        189,000        3,466,969
Linear Technology .............................         13,800          637,819
Maxim Integrated Products* ....................          9,900          473,034
micrel* .......................................          9,700          326,466
Microchip Technology* .........................        115,799        2,543,959
Silicon Storage Technology* ...................         59,100          699,966
Taiwan Semiconductor
   Manufacturing* (ADRs)
   (Taiwan) ...................................         39,600          683,100
United Microelectronics* (ADRs)
   (Taiwan) ...................................         39,600          326,700
Xilinx* .......................................         17,900          828,994
                                                                   ------------
                                                                      30,681,769
                                                                   ------------
Total Common Stocks
   (Cost $141,757,732) ........................                    $120,956,260

REPURCHASE
   AGREEMENT -- 10.1%
   (Cost $13,700,000)
State  Street  Bank  &  Trust,  5  3/4%,   dated  12/29/00,   maturing   1/2/01,
   collateralized by: $13,175,000 US Treasury Notes 7 1/2%, 5/15/04, with a fair market value of
   $14,113,719.................................    $13,700,000       13,700,000
                                                                   ------------
Total Investments -- 99.2%
   (Cost $155,457,732) ........................                     134,656,260

Other Assets Less
   Liabilities -- 0.8% ........................                       1,067,150
                                                                   ------------

Net Assets -- 100.0% ..........................                    $135,723,410
                                                                   ============
-----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-25 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN FRONTIER PORTFOLIO
                                           Shares        Value
                                          --------     ---------
COMMON STOCKS -- 94.6%
BUILDING AND
CONSTRUCTION  -- 0.5%
Dycom Industries* ..............           2,200      $   79,062
                                                      ----------
BUSINESS GOODS
AND SERVICES -- 3.7%
Copart* ........................          10,100         217,466
CoStar Group* ..................           4,760         112,009
Intranet Solutions* ............           2,000         101,688
MatrixOne ......................           6,100         110,754
Veritas DGC* ...................           2,500          80,750
                                                      ----------
                                                         622,667
                                                      ----------
COMPUTER SOFTWARE
AND SERVICES -- 20.2%
Actuate* .......................          19,200         367,800
Advent Software* ...............          10,200         408,956
Aspen Technology* ..............           5,300         175,231
Documentum* ....................          10,500         521,391
Henry (Jack) & Associates ......           2,900         180,072
Informatica* ...................           1,900          75,109
Information Holdings* ..........             300           7,031
InterCept Group* ...............           1,900          50,409
Internet Securities Systems* ...           7,700         603,728
Interwoven* ....................           1,700         112,041
NetIQ ..........................           1,800         157,219
NYFIX* .........................           2,237          54,038
Quest Software* ................           4,200         117,994
SmartForce (ADRs)* (Ireland) ...           3,200         120,100
SunGard Data Systems* ..........           5,700         268,613
THQ * ..........................           5,150         125,692
WatchGuard Technologies* .......           1,600          50,600
Western Digital* ...............          19,700          48,019
                                                      ----------
                                                       3,444,043
                                                      ----------
CONSULTING SERVICES -- 3.1%
Corporate Executive Board* .....           4,100         162,206
Forrester Research* ............           5,555         277,924
Resource Connection* ...........           2,300          43,772
Watson Wyatt (Class A)* ........           2,100          49,350
                                                      ----------
                                                         533,252
                                                      ----------
CONSUMER GOODS
AND SERVICES -- 3.4%
Brinker International* .........           3,900         164,775
MemberWorks* ...................           7,880         167,696
MSC Industrial Direct (Class A)*           7,900         142,694
Pre-Paid Legal Services* .......           3,800          96,900
                                                      ----------
                                                         572,065
                                                      ----------
DRUGS AND
HEALTH CARE -- 19.2%
AmeriSource Health (Class A)* ..           2,200      $  111,100
Array BioPharma* ...............           5,900          52,916
Barr Laboratories* .............           5,500         401,156
Bergen Brunswig
   (Class A) ...................           6,800         107,644
Bindley Western Industries .....           3,000         124,687
Caremark Rx* ...................          13,600         184,450
Charles River
   Laboratories* International .           6,800         186,150
Community Health Systems* ......           8,900         311,500
Elan (ADRs)*(Ireland) ..........           1,203          56,315
King Pharmaceuticals* ..........           4,450         230,009
MediChem Life Sciences* ........           8,200          37,156
Medicis Pharmaceutical
   (Class A)* ..................           1,600          94,600
Novoste* .......................           2,600          71,338
PolyMedica* ....................           3,800         125,875
PRAECIS Pharmaceuticals* .......           7,600         221,350
Priority Healthcare
   (Class B)* ..................           7,500         304,922
Province Healthcare* ...........           7,100         279,341
Tanox* .........................           4,500         176,344
Universal Health Services
   (Class B)* ..................           1,700         189,975
                                                      ----------
                                                       3,266,828
                                                      ----------
ELECTRONICS -- 0.5%
Advanced Power Technology* .....           2,700          33,581
Amerigon* ......................          25,518          53,827
                                                      ----------
                                                          87,408
                                                      ----------
ENERGY -- 0.8%
Pride International* ...........           5,500         135,438
                                                      ----------
ENVIRONMENTAL
MANAGEMENT -- 2.2%
Waste Connections* .............          11,200         369,950
                                                      ----------
FINANCIAL SERVICES -- 7.1%
Affiliated Managers Group* .....           4,700         257,912
American Capital Strategies ....          10,700         271,847
AmeriCredit* ...................           6,100         166,225
Fidelity National Financial ....           1,000          36,937
Metris Companies ...............          17,850         469,678
                                                      ----------
                                                       1,202,599
                                                      ----------
-----------------
* Non-income producing security.
See Notes to Financial Statements.
                                   -- P-26 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN FRONTIER PORTFOLIO (continued)
                                                        Shares          Value
                                                       --------       ---------

LEISURE AND
ENTERTAINMENT -- 1.0%
Anchor Gaming* .............................           2,100.00     $    82,097
Station Casinos* ...........................              5,600          83,650
                                                                    -----------
                                                                         165,747
                                                                    -----------
MEDIA AND
BROADCASTING -- 2.7%
Charter Communications
   (Class A)* ..............................              9,300         211,284
Cox Radio (Class A)* .......................              2,300          51,894
Entravision Communications
   (Class A)* ..............................              8,200         150,675
Penton Media ...............................              1,600          43,000
                                                                    -----------
                                                                         456,853
                                                                    -----------
MEDICAL PRODUCTS
AND TECHNOLOGY -- 3.9%
Cytyc* .....................................              3,700         231,250
Endocare* ..................................              7,100          90,747
Genomic Solutions* .........................              9,400          71,087
InterMune Pharmaceuticals* .................              4,400         195,525
Quintiles Transnational* ...................              2,600          54,519
Specialty Laboratories* ....................                500          16,563
                                                                    -----------
                                                                         659,691
                                                                    -----------
NETWORKING/
COMMUNICATIONS
INFRASTRUCTURE -- 0.1%
REMEC* .....................................              1,900          18,406
                                                                    -----------
RESOURCES -- 2.9%
Mitchell Energy & Development
   (Class A) ...............................              2,700         165,375
National-Oilwell* ..........................              2,700         104,456
Spinnaker Exploration* .....................              5,500         233,750
                                                                    -----------
                                                                         503,581
                                                                    -----------
SCHOOLS -- 2.3%
Career Education* ..........................              7,600         293,075
Corinthian Colleges ........................              2,800         106,312
                                                                    -----------
                                                                         399,387
                                                                    -----------

                                                     Shares or
                                                     Principal
                                                      Amount            Value
                                                    -----------     -----------
TELECOMMUNICATIONS -- 19.6%
AirGate PCS* ...............................              7,500 shs.$   265,781
Allegiance Telecom* ........................              6,100         136,106
Dobson Communications
   (Class A)* ..............................              4,600          67,275
Metawave Communications* ...................              9,960          91,508
Powertel* ..................................              7,100         439,978
Price Communications* ......................              7,800         131,137
Proxim* ....................................             15,400         661,719
Rural Cellular (Class A)* ..................              9,540         282,324
SBA Communications* ........................             10,000         410,625
West TeleServices* .........................              5,900         166,306
Western Wireless (Class A)* ................             17,400         682,406
                                                                    -----------
                                                                       3,335,165
                                                                    -----------
TRANSPORTATION -- 1.4%
Expeditors International
   of Washington ...........................              3,100         167,109
SkyWest ....................................              2,300          66,341
                                                                    -----------
                                                                         233,450
                                                                    -----------
Total Common Stocks
   (Cost $14,294,400) ......................                         16,085,592

REPURCHASE
AGREEMENT -- 10.0%
   (Cost $1,700,000)
State Street Bank & Trust, 5 3/4%,
   dated 12/29/2000,
   maturing 1/2/2001,
   collateralized by:
   $1,685,000 US Treasury
   Notes 5 1/2%, 2/15/2008,
   with a fair market value
   of $1,751,370 ...........................         $1,700,000       1,700,000
                                                                    -----------
Total Investments -- 104.6%
   (Cost $15,994,400) ......................                         17,785,592

Other Assets
   Less Liabilities -- (4.6)% ..............                           (774,362)
                                                                    -----------

Net Assets -- 100.0% .......................                        $17,011,230
                                                                    ===========
-----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-27 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN GLOBAL GROWTH PORTFOLIO
                                        Shares        Value
                                       --------     ---------
COMMON STOCKS -- 92.3%
BRAZIL -- 1.1%
Empresa Brasileira de
   Aeronautica "Embraer"
   (ADRs) (Manufacturing) ....         2,300      $ 91,425
                                                  --------
CANADA -- 3.3%
Manulife Financial
   (Financial Services) ......         2,200        68,846
Research In Motion*
   (Telecommunications) ......         1,600       128,600
Sun Life Financial Services
   (Financial Services) ......         3,000        79,984
                                                  --------
                                                   277,430
                                                  --------
DENMARK -- 2.0%
Neg Micon (Electronics) ......           500        29,587
Novo Nordisk (B Shares)
   (Drugs and Health Care) ...           300        53,823
Vestas Wind Systems*
   (Electronics) .............         1,500        81,206
                                                  --------
                                                   164,616
                                                  --------
FINLAND -- 1.9%
Nokia (Telecommunications) ...         3,600       160,569
                                                  --------
FRANCE -- 8.0%
Alcatel (Telecommunications) .           900        51,128
Aventis (Drugs and
   Health Care) ..............         1,400       122,915
EADS (Manufacturing) .........         2,500        55,542
Groupe Danone (Consumer
   Goods and Services) .......           800       120,643
Renault (Automotive
   and related) ..............         1,100        57,326
Societe Television Francaise 1
   "TF1" (Media) .............         1,000        53,992
Suez Lyonnaise des Eaux
   (Electronics) .............           500        91,318
Total Fina (ADRs)
   (Resources) ...............         1,600       116,300
                                                  --------
                                                   669,164
                                                  --------
GERMANY -- 4.7%
Allianz (Financial Services) .           300       112,285
Daimler Chrysler (Automotive
   and Related) ..............           700        28,840


                                     Shares         Value
                                    --------      --------
GERMANY (continued)
Deutsche Telekom
   (Telecommunications) ......         2,700      $ 81,383
Lufthansa (Transportation) ...         2,350        60,572
Munich Re (Financial Services)           300       107,345
                                                  --------
                                                   390,425
                                                  --------
HONG KONG -- 2.5%
China Telecom (Hong Kong)*
   (Telecommunications) ......        10,000        54,617
HSBC Holdings (Financial
   Services) .................         8,400       124,928
Li & Fung (Consumer Goods
   and Services) .............        16,000        29,027
                                                  --------
                                                   208,572
                                                  --------
IRELAND -- 2.6%
Bank of Ireland (Financial
   Services) .................         8,400        84,239
Elan (ADRs)* (Drugs and
   Health Care) ..............         2,000        93,625
Ryanair Holdings (ADRs)*
   (Transportation) ..........           620        34,507
                                                  --------
                                                   212,371
                                                  --------
ISRAEL -- 0.6%
CardGuard Scientific Survival*
   (Medical Products and
   Technology) ...............           700        45,345
                                                  --------
ITALY -- 4.1%
Assicurazioni Generali
   (Financial Services) ......         2,900       115,187
Banca Nazionale del Lavoro
   "BNL"* (Financial Services)        25,200        77,377
Bulgari (Manufacturing) ......         5,000        61,505
Telecom Italia
   (Telecommunications) ......         7,900        87,385
                                                  --------
                                                   341,454
                                                  --------
JAPAN -- 6.9%
Chugai Pharmaceutical (Drugs
   and Health Care) ..........         2,000        33,240
Fast Retailing (Retailing) ...           300        58,730
JSAT (Telecommunications) ....             4        23,828
Keyence (Electronics) ........           100        24,492
Kyocera (Electronics) ........           400        43,632

-----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-28 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN GLOBAL GROWTH PORTFOLIO (continued)

                                           Shares        Value
                                          --------     ---------
JAPAN (continued)
Matsushita Electric Industrial
   (Electronics) .................         2,000      $ 47,761
Meitec (Computer and
   Technology Related) ...........         1,100        35,217
Murata Manufacturing
   (Electronics) .................           500        58,607
Nippon Telegraph & Telephone
   "NTT" (Telecommunications) ....             7        50,394
Nomura Securities (Financial
   Services) .....................         1,300        23,369
NTT Mobile Communication
   Network "NTT DoCoMo"
   (Telecommunications) ..........             2        34,465
Promise (Financial Services) .....           400        28,341
Shiseido (Consumer Goods
   and Services) .................         4,000        44,612
Sony (Consumer Staples) ..........         1,000        69,104
                                                      --------
                                                       575,792
                                                      --------
MEXICO -- 2.0%
Grupo Television (Series A) (ADRs)
   (Media) .......................         1,800        80,888
Telefonos de Mexico (ADRs)
   (Telecommunications) ..........         1,900        85,737
                                                      --------
                                                       166,625
                                                      --------
NETHERLANDS -- 5.7%
Akzo Nobel (Manufacturing) .......         2,600       139,648
Elsevier (Media) .................         4,500        66,171
ING Groep (Financial Services) ...           732        58,480
Koninklijke Numico (Consumer
   Goods and Services) ...........         1,150        57,880
Koninklijke (Royal) Philips
   Electronics (Electronics) .....         1,544        56,572
Unilever (ADRs)
   (Consumer Staples) ............         1,500        94,406
                                                      --------
                                                       473,157
                                                      --------
NORWAY -- 0.9%
Tomra Systems (Business Goods
   and Services) .................         4,040        78,524
                                                      --------
SPAIN -- 2.0%
Banco Santander Central
   Hispano (Financial
   Services) .....................         5,900        63,157


                                         Shares         Value
                                        --------      --------
SPAIN (continued)
Grupo Auxiliar Metalurgico
   "Gamesa"* (Manufacturing) .....           100      $  2,404
Telefonica*
   (Telecommunications) ..........         6,300       104,116
                                                      --------
                                                       169,677
                                                      --------
SWEDEN -- 0.1%
L.M. Ericsson Telefon (Series B)
   (Telecommunications) ..........           820         9,339
Syngenta (Medical Products
   and Technology) ...............            31         1,662
                                                      --------
                                                        11,001
                                                      --------
SWITZERLAND -- 4.9%
Credit Suisse Group
   (Financial Services) ..........           575       109,260
Novartis (Medical Products
   and Technology) ...............           100       176,754
Phonak Holding (Medical
   Products and Technology) ......            30       124,190
                                                      --------
                                                       410,204
                                                      --------

UNITED KINGDOM -- 7.3%
BAA (Transportation) .............         6,170        57,017
Centrica (Utilities) .............        16,800        65,126
CMG (Computer and
   Technology Related) ...........         1,900        25,428
Diageo (Retailing) ...............         9,300       104,297
P & O Princess Cruise (Consumer
   Goods and Services) ...........           129           546
SmithKline Beecham (Consumer
   Goods and Services) ...........         1,979        55,929
Tesco (Retailing) ................        20,000        81,569
Vodafone Group
   (Telecommunications) ..........        43,800       160,788
WPP Group (Media) ................         4,500        58,675
                                                      --------
                                                       609,375
                                                      --------
UNITED STATES -- 30.7%
AES* (Utilities) .................           800        44,300
America Online*
   (Telecommunications) ..........         3,400       118,320
Analog Devices* (Computer and
   Technology Related) ...........         3,700       189,394
AT&T (Telecommunications) ........         8,300       143,694

-----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-29 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN GLOBAL GROWTH PORTFOLIO (continued)

                                                      Shares        Value
                                                     --------     ---------
UNITED STATES (continued)
Brocade Communications
   Systems*
   (Telecommunications) ...................           1,400      $  128,494
Cisco Systems* (Computer and
   Technology Related) ....................           2,600          99,450
Citigroup (Financial Services) ............           2,733         139,554
Coca-Cola (Consumer Goods
   and Services) ..........................           2,400         146,250
Guidant* (Drugs and
   Health Care) ...........................           2,600         140,237
IDEC Pharmaceuticals* (Medical
   Products and Technology) ...............             600         113,719
Openwave Systems*
   (Telecommunications) ...................           1,527          72,676
Pfizer (Drugs and Health Care) ............           2,700         124,200
Philip Morris (Tobacco) ...................           2,700         118,800
Procter & Gamble (Consumer
   Goods and Services) ....................           1,500         117,656
Redback Networks* (Computer
   and Technology Related) ................           1,200          49,162
SBC Communications
   (Telecommunications) ...................           3,000         143,250
Siebel Systems* (Computer and
   Technology Related) ....................             800          54,075
Symbol Technologies (Computer
   and Technology Related) ................           3,900         140,400
Tyco International (Diversified) ..........           3,300         183,150


                                                   Shares           Value
                                                 ----------      ----------
UNITED STATES (continued)
VeriSign* (Computer and
   Technology Related) ....................             900      $   66,712
Waters* (Electronics) .....................           1,100          91,850
Watson Pharmaceuticals* (Drugs
   and Health Care) .......................           2,700         138,207
                                                                 ----------
                                                                       2,563,550
                                                                 ----------
Total Common Stocks
   (Cost $7,363,636) ......................                       7,619,276
                                                                 ----------
PREFERRED STOCKS -- 1.9%
   GERMANY -- 0.9%
Hugo Boss (Retailing) .....................             300          84,510
Porsche (non-voting)* (Automotive
   and Related) ...........................              23          75,050
                                                                 ----------
Total Preferred Stocks
   (Cost $128,384) ........................                         159,560
                                                                 ----------
Total Investments -- 93.2%
   (Cost $7,492,020) ......................                       7,778,836

Other Assets
   Less Liabilities -- 6.8% ...............                         568,983
                                                                 ----------

Net Assets -- 100.0% ......................                      $8,347,819
                                                                 ==========

--------------------------------------------------------------------------------
SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO

                                                   Shares           Value
                                                 ----------      ----------
COMMON STOCKS -- 91.8%
AUSTRALIA -- 3.0%
BRL Hardy (Consumer Goods
   and Services) ..........................           8,054      $   35,524
Cochlear (Medical Products
   and Technology) ........................           3,500          71,031
CSL (Medical Products and
   Technology) ............................           2,850          61,933
Data Advantage (Business
   Services) ..............................          11,900          37,406
Energy Development
   (Resources) ............................           5,468          38,623

                                                   Shares           Value
                                                 ----------      ----------
AUSTRALIA (continued)
Futuris (Automotive Parts
  Manufacturing) ..........................          29,160      $   29,202
Lang (Transportation) .....................           6,200          39,037
Perpetual Trustees Australia
   (Financial Services) ...................           2,100          39,807
Sonic Healthcare (Medical
   Products and Technology) ...............           8,400          40,939
TAB (Leisure and Hotels) ..................          20,800          36,579
                                                                 ----------
                                                                         430,081
                                                                 ----------

------------------
* Non-income producing security.
See Notes to Financial Statements.

                                    --P-30 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

                                         Shares        Value
                                        --------     --------
CANADA -- 0.8%
Clarica Life Insurance
   (Financial Services) ........           700      $ 19,573
EXFO Electro-Optical Engineering
   (Telecommunications) ........           800        20,975
Intrawest (Leisure and Hotels) .         1,600        31,727
Rio Alto Exploration
   (Resources) .................           500        10,864
Sierra Wireless
   (Telecommunications) ........           800        38,392
                                                    --------
                                                     121,531
                                                    --------
DENMARK -- 0.9%
TK Development (Construction
   and Property) ...............         3,960       129,628
                                                    --------
FINLAND -- 0.4%
Rapala Normark (Leisure and
   Hotels) .....................        14,300        56,396
                                                    --------
FRANCE -- 3.0%
Du Pareil au Meme (Retailing) ..           887        37,480
Etam Developpement*
   (Retailing) .................         1,493        13,178
L'Europeenne d'Extincteurs
   (Manufacturing) .............         1,242        36,853
Financiere Marc de Lacharriere
   "Fimalac" (Manufacturing) ...         1,900        64,014
Royal Canin (Consumer Goods
   and Services) ...............           569        60,909
Technip (Construction and
   Property) ...................           800       116,136
Transiciel (Computer Software) .         2,940       105,181
                                                    --------
                                                     433,751
                                                    --------
GERMANY -- 6.8%
Beru (Automotive Parts
   Manufacturing) ..............         5,543       197,786
Bien-Haus (Construction and
   Property) ...................         1,110        10,944
Dino Entertainment (Media) .....         1,000         4,367
Intershop Communications*
   (Computer Software) .........         2,800        88,078
Mediclin (Drugs and
   Health Care) ................        18,000       238,318
Rational Software (Business
   Services) ...................         1,170        78,550

                                       Shares         Value
                                      --------      --------
GERMANY (continued)
Tecis Holding* (Financial
   Services) ...................         3,740      $242,318
Zapf Creation* (Manufacturing) .         2,600       112,305
                                                    --------
                                                     972,666
                                                    --------
HONG KONG -- 1.9%
Cafe de Coral Holdings
   (Restaurants) ...............        46,000        19,610
Beijing Datang Power
   Generation (Utilities) ......        64,000        16,616
Dah Sing Financial Group
   (Financial Services) ........        10,400        56,135
Esprit Holdings (Retailing) ....        16,000        13,641
Giordano International
   (Retailing) .................        48,000        22,155
JCG Holdings (Financial
   Services) ...................        48,000        23,078
Johnson Electric Holdings
   (Electronics) ...............        10,000        15,449
Li & Fung (Consumer Goods
   and Services) ...............         8,800        15,965
Mandarin Oriental International
   (Leisure and Hotels) ........        43,200        28,080
Shaw Brothers (Media) ..........        16,000        12,411
South China Morning Post
   Holdings (Media) ............        34,000        25,065
Yanzhou Coal Mining
   (Series H) (Resources) ......       100,000        27,245
                                                    --------
                                                     275,450
                                                    --------
IRELAND -- 1.5%
Elan (ADRs)*
   (Drugs and Health Care) .....           447        20,925
Ryanair Holdings*
   (Transportation) ............        13,160       142,108
SmartForce Group (ADRs)
   (Computer Software) .........         1,300        48,791
                                                    --------
                                                     211,824
                                                    --------
JAPAN -- 9.4%
Able (Consumer Goods and
   Services) ...................         1,000         6,377
Anritsu (Electronics) ..........           500        11,809
Asahi Pretec (Industrial Goods
   and Services) ...............             2        29,566
Asatsu-DK (Advertising) ........           800        19,244

------------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-31 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

                                        Shares        Value
                                       --------     ---------
JAPAN (continued)
Bank of Iwate (Financial
   Services) .................           1,000      $   34,377
Capcom (Computer Software) ...             600          20,784
Citizen Electronics
   (Electronics) .............             500          24,930
Cresco (Technology) ..........             300          14,433
Densei Lambda (Electronics) ..           1,900          39,556
Don Quijote (Leisure
   and Hotels) ...............             200          16,970
Doutor Coffee (Restaurants) ..             100           6,823
The Eighteenth Bank (Financial
   Services) .................           7,000          27,677
Enplas (Electronics) .........             800          27,292
Fuji Machine Manufacturing
   (Industrial Goods
   and Services) .............             500          13,383
Fuji Seal (Manufacturing) ....           1,800          48,495
Fujicco (Consumer Goods
   and Services) .............           3,000          35,296
Fujitec (Construction and
   Property) .................           3,000          14,564
H.I.S. (Liesure and Hotel) ...           2,300          41,043
Higo Bank (Financial Services)           8,000          29,251
Hokuto (Consumer Goods
   and Services) .............           1,200          41,672
Iyo Bank (Financial Services)            5,000          27,248
Kissei Pharmaceutical (Drugs
   and Health Care) ..........           3,000          59,307
Komatsu Seiren
   (Manufacturing) ...........             800           1,833
Maspro Denkoh
   (Telecommunications) ......           2,000          17,845
Meitec (Computer Software) ...             600          19,209
Mitsubishi Gas Chemical
   (Chemicals) ...............          12,000          36,214
MKC-STAT (Computer
   Software) .................           3,000          35,427
Moshi Moshi Hotline (Business
   Services) .................             400          34,920
Nichicon (Manufacturing) .....           1,300          17,967
Nifco (Industrial Goods
   and Services) .............           3,000          28,079
Nippon Broadcasting Systems
   (Media) ...................           1,000          37,789
Noritake (Consumer Goods
   and Services) .............           6,000          32,173
People (Leisure and Hotels) ..             500          31,053

                                      Shares           Value
                                    ----------      ----------
JAPAN (continued)
Plenus (Retailing) ...........           1,000      $   32,190
Rengo (Paper and Printing) ...           9,000          33,144
Rohto Pharmaceutical (Drugs
   and Health Care) ..........           2,000          25,192
Ryoyo Electro (Electronics) ..           2,000          23,093
Shimachu (Retailing) .........           2,000          23,618
Sotec (Business Services) ....               4          28,691
Sundrug (Retailing) ..........             100           3,237
Taiyo Ink Manufacturing
   (Chemicals) ...............           1,000          39,538
Tokyo Style (Manufacturing) ..           4,000          36,669
Touei Housing (Construction
   and Property) .............           2,000          24,493
Tsubaki Nakashima
   (Manufacturing) ...........           3,000          26,898
Tsudakoma* (Manufacturing) ...          14,300          13,885
Tsuruha (Drugs and
   Health Care) ..............           1,900          23,600
Tsutsumi Jewelry (Retailing) .           1,800          24,421
Universal Home (Business
   Services) .................               3          10,825
Ushio (Industrial Goods
   and Services) .............           2,000          32,628
Xebio (Retailing) ............           1,600          26,312
Yamaichi Electronics
   (Electronics) .............           1,000          14,538
Yokohama Reito (Distribution)            4,000          20,854
                                                    ----------
                                                     1,346,432
                                                    ----------
NETHERLANDS -- 0.9%
Beter Bed Holding (Retailing)            3,117          32,049
IFCO Systems (Retailing) .....           3,500          13,968
Unique International
   (Consulting Services) .....           3,800          85,637
                                                    ----------
                                                       131,654
                                                    ----------
NEW ZEALAND -- 0.1%
Baycorp Holdings (Financial
   Services) .................           2,500          13,422
                                                    ----------
NORWAY -- 1.1%
Petroleum Geo-Services*
   (Industrial Goods
   and Services) .............           4,713          62,141
Tandberg Television*
   (Telecommunications) ......          13,740          92,924
                                                    ----------
                                                       155,065
                                                    ----------
-------------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-32 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

                                            Shares        Value
                                           --------     ---------

SINGAPORE -- 0.6%
Keppel Telecommunications
   & Transportation
   (Telecommunications) .........          20,000      $   13,626
Neptune Orient Lines
   (Transportation) .............          24,937          19,581
Sembcorp Logistics
   (Transportation) .............           7,000          38,799
Venture Manufacturing
   (Electronics) ................           1,500          10,046
                                                       ----------
                                                           82,052
                                                       ----------
SPAIN -- 0.7%
Baron de Ley (Retailing) ........           1,700          31,926
Enaco * (Retailing) .............           7,600          38,465
TelePizza* (Restaurants) ........          12,794          30,274
                                                       ----------
                                                          100,665
                                                       ----------
SWEDEN -- 0.7%
Cell Network
   (Telecommunications) .........          10,611          19,673
Finnveden (Series B)
   (Manufacturing) ..............           6,281          50,905
Munskjo (Paper and Printing) ....           4,161          25,789
                                                       ----------
                                                           96,367
                                                       ----------
SWITZERLAND -- 5.4%
EMTS Technologies
   (Technology) .................           1,110          75,328
Kaba Holding (Business
   Services) ....................             100         145,598
Selecta Group (Consumer
   Goods and Services) ..........             522         127,207
SEZ Holding (Manufacturing) .....             253         150,054
Swisslog Holding (Industrial
   Goods and Services) ..........             621         272,016
                                                       ----------
                                                          770,203
                                                       ----------
UNITED KINGDOM -- 9.5%
Ashtead Group (Construction
   and Property) ................          76,600         140,884
BTG (Technology) ................           7,023         154,372
Clinton Cards (Retailing) .......          46,200          72,537
Druck Holdings (Industrial
   Goods and Services) ..........          11,500          32,019
F.I. Group (Computer Software) ..          45,176         183,065

                                         Shares           Value
                                       ----------      ----------
UNITED KINGDOM (continued)
Games Workshop Group
   (Retailing) ..................           9,400      $   18,975
GWR Group (Media) ...............          11,000         106,914
Parity (Computer Software) ......          75,936         132,850
PizzaExpress (Restaurants) ......          19,500         185,447
Tilbury Douglas (Construction
   and Property) ................          25,500         186,838
Trifast (Electrical Distribution)          32,000          94,599
Trinity International Holdings
   (Media) ......................           7,100          48,438
                                                       ----------
                                                        1,356,938
                                                       ----------
UNITED STATES -- 45.1%
Actuate* (Computer Software) ....           7,800         149,419
Advanced Power Technology*
   (Electronics) ................           1,100          13,681
Advent Software* (Computer
   Software) ....................           3,900         156,366
Affiliated Managers Group*
   (Business Services) ..........           1,900         104,262
AirGate PCS*
   (Telecommunications) .........           3,000         106,312
Allegiance Telecom*
   (Telecommunications) .........           2,300          51,319
American Capital Strategies
   (Financial Services) .........           4,100         104,166
AmeriCredit* (Financial
   Services) ....................           2,400          65,400
Amerigon* (Electronics) .........           9,920          20,925
AmeriSource Health (Class A)*
   (Drugs and Health Care) ......             900          45,450
Anchor Gaming* (Leisure
   and Hotels) ..................           1,200          46,912
Array BioPharma* (Drugs and
   Health Care) .................           2,200          19,731
Aspen Technology* (Computer
   Software) ....................           2,100          69,431
Barr Laboratories* (Drugs and
   Health Care) .................           2,200         160,462
Bergen Brunswig (Class A)
   (Drugs and Health Care) ......           2,800          44,324
Bindley Western Industries
   (Drugs and Health Care) ......           1,200          49,875
Brinker International*
   (Restaurants) ................           1,500          63,375
Career Education* (Schools) .....           3,100         119,544

-----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-33 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

                                          Shares        Value
                                         --------     ---------

UNITED STATES (continued)
Caremark Rx* (Drugs and
   Health Care) .................         5,400      $ 73,237
Charles River Laboratories Intl.*
   (Drugs and Health Care) ......         2,700        73,912
Charter Communications
   (Class A)* (Media) ...........         3,700        84,059
Community Health Systems*
   (Medical Products
   and Technology) ..............         3,500       122,500
Copart* (Retailing) .............         3,900        83,972
Corinthian Colleges* (Schools) ..         1,000        37,969
Corporate Executive Board*
   (Consulting Services) ........         1,600        63,300
CoStar Group* (Industrial
   Goods and Services) ..........         1,800        42,356
Cox Radio (Class A)* (Media) ....           900        20,306
Cytyc* (Drugs and
   Health Care) .................         1,300        81,250
Dobson Communications
   (Class A)*
   (Telecommunications) .........         1,800        26,325
Documentum* (Computer
   Software) ....................         4,300       213,522
Dycom Industries*
   (Telecommunications) .........           900        32,344
Endocare* (Medical Products
   and Technology) ..............         2,700        34,509
Entravision Communications*
   (Media) ......................         3,300        60,637
Expeditors International of
   Washington (Transportation) ..         1,200        64,687
Fidelity National Financial
   (Financial Services) .........           400        14,775
Forrester Research*
   (Consulting Services) ........         2,185       109,318
Genomic Solutions* (Medical
   Products and Technology) .....         4,000        30,250
Henry (Jack) & Associates
   (Business Services) ..........         1,100        68,303
Informatica* (Computer
   Software) ....................           800        31,625
Information Holdings* (Media) ...           100         2,344
InterCept Group* (Electronics) ..           800        21,225
InterMune Pharmaceuticals
   (Drugs and Health Care) ......         1,900        84,431

                                        Shares         Value
                                       --------      --------
UNITED STATES (continued)
Internet Security Systems*
   (Computer Software) ..........         3,000      $235,219
IntraNet Solutions*
   (Internet/Online) ............           800        40,675
Interwoven* (Computer
   Software) ....................           700        46,134
King Pharmaceuticals* (Drugs
   and Health Care) .............         1,800        93,038
MatrixOne* (Computer
   Software) ....................         2,400        43,575
MediChem Life Sciences*
   (Drugs and Health Care) ......         3,200        14,500
Medicis Pharmaceutical
   (Class A)* (Drugs and
   Health Care) .................           700        41,388
MemberWorks* (Consumer
   Goods and Services) ..........         3,100        65,972
Metawave Communications*
   (Telecommunications) .........         4,020        36,934
Metris Companies (Financial
   Services) ....................         6,950       182,872
Microcell Telecommunications
   (Class B)
   (Telecommunications) .........         1,100        20,866
Mitchell Energy & Development
   (Class A) (Resources) ........         1,000        61,250
MSC Industrial Direct*
   (Retailing) ..................         3,100        55,994
National-Oilwell* (Resources) ...         1,000        38,687
NetIQ* (Computer Software) ......           700        61,141
Novoste* (Drugs and
   Health Care) .................         1,100        30,181
NYFIX* (Business Services) ......           907        21,910
Penton Media (Advertising) ......           600        16,125
PolyMedica* (Drugs and
   Health Care) .................         1,500        49,688
Powertel*
   (Telecommunications) .........         3,000       185,906
PRAECIS Pharmaceuticals*
   (Drugs and Health Care) ......         3,100        90,288
Pre-Paid Legal Services*
   (Consumer Goods
   and Services) ................         1,500        38,250
Price Communications*
   (Telecommunications) .........         2,900        48,756
Pride International*
   (Resources) ..................         2,100        51,713
Priority Healthcare (Class B)*
   (Drugs and Health Care) ......         3,200       130,100

---------------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-34 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO (continued)

                                               Shares          Value
                                              --------       ---------
UNITED STATES (continued)
Province Healthcare*
   (Drugs and Health Care) .........            2,850      $   112,130
Proxim* (Telecommunications) .......            6,500          279,297
Quest Software* (Computer
   Software) .......................            1,700           47,759
Quintiles Transnational*
   (Medical Products and
   Technology) .....................            1,000           20,969
REMEC* (Technology) ................              800            7,750
Resources Connection*
   (Consulting Services) ...........              900           17,128
Rural Cellular (Class A)*
   (Telecommunications) ............            3,800          112,456
SBA Communications*
   (Telecommunications) ............            3,900          160,144
SkyWest (Transportation) ...........              900           25,959
SMTC* (Electronics) ................            6,400           87,400
Specialty Laboratories*
   (Medical Products
   and Technology) .................              200            6,625
Spinnaker Exploration*
   (Resources) .....................            2,200           93,500
Station Casinos* (Leisure
   and Hotels) .....................            2,200           32,863
SunGard Data Systems*
   (Computer Software) .............            2,300          108,388
Tanox* (Drugs and
   Health Care) ....................            1,800           70,538
THQ* (Computer Software) ...........            1,950           47,592
Universal Health Services
   (Class B)* (Drugs and
   Health Care) ....................              700           78,225

                                               Shares          Value
                                              --------       ---------
UNITED STATES (continued)
VERITAS DGC* (Business
   Services) .......................            1,000      $    32,300
Waste Connections* (Industrial
   Goods and Services) .............            4,400          145,338
WatchGuard Technologies*
   (Computer Software) .............              600           18,975
Watson Wyatt (Class A)*
   (Consulting Services) ...........              800           18,800
West TeleServices*
   (Telecommunications) ............            2,300           64,831
Western Digital (Computer
   Software) .......................            7,800           19,013
Western Wireless (Class A)*
   (Telecommunications) ............            7,100          278,453
                                                           -----------
                                                                       6,455,705
                                                           -----------
Total Common Stocks
   (Cost $11,705,005) ..............                        13,139,830

PREFERRED STOCKS -- 0.2%
   (Cost $159,166)
GERMANY -- 0.2%
Sixt (Retailing) ...................            2,782           25,862
                                                           -----------
Total Investments -- 92.0%
   (Cost $11,864,171) ..............                        13,165,692

Other Assets
   Less Liabilities -- 8.0% ........                         1,144,072
                                                           -----------

Net Assets -- 100.0% ...............                       $14,309,764
                                                           ===========

--------------------------------------------------------------------------------
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

                                               Shares          Value
                                              --------       ---------
COMMON STOCKS -- 85.0%
DENMARK -- 5.9%
GN Store Nord
   (Telecommunications) ............           39,800      $   696,509
Masconomy (Computer Software) ......           48,500          341,947
Vestas Wind Systems
   (Telecommunications) ............           12,300          665,890
                                                           -----------
                                                                       1,704,346
                                                           -----------

                                               Shares          Value
                                              --------       ---------
FINLAND -- 5.1%
Comptel* (Telecommunications) ......           34,300      $   494,388
Nokia (Telecommunications) .........           13,000          579,832
Nokia (ADRs)
   (Telecommunications) ............            3,100          134,850
TietoEnator (Information Services) .            8,500          241,839
                                                           -----------
                                                                       1,450,909
                                                           -----------
----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-35 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO (continued)

                                                       Shares         Value
                                                      --------      ---------
FRANCE -- 9.0%
ActivCard (ADRs)* (Computer
   Hardware/Peripherals) ....................           9,500      $  124,984
Alcatel (Telecommunications) ................           2,487         141,285
Altran Technologies (Information
   Services) ................................           7,060       1,597,671
Business Objects (ADRs)*
   (Computer Software) ......................           5,600         317,275
Cap Gemini (Information Services) ...........           2,600         419,432
                                                                   ----------
                                                                       2,600,647
                                                                   ----------
GERMANY -- 2.4%
Aixtron* (Electronics Capital
   Equipment) ...............................           6,310         686,125
                                                                   ----------
HONG KONG -- 1.4%
ASAT Holdings (ADRs)* (Electronics
   Capital Equipment) .......................           2,700          13,584
China Mobile (Hong Kong)*
   (Telecommunications) .....................          71,000         387,784
                                                                   ----------
                                                                         401,368
                                                                   ----------
ISRAEL--2.9%
AudioCodes*
   (Telecommunications) .....................           3,000          40,594
Check Point Software Technologies*
   (Computer Software) ......................           2,200         293,906
Galileo Technology* (Electronics
   Capital Equipment) .......................             700           9,428
Nova Measuring Instruments*
   (Semiconductors) .........................           4,700          32,459
Orbotech* (Electronics Capital
   Equipment) ...............................          11,850         441,783
                                                                   ----------
                                                                         818,170
                                                                   ----------
JAPAN -- 4.7%
Furukawa Electric* (Electronics) ............          18,000         314,118
HOYA (Electronic Components) ................           6,000         440,868
Murata Manufacturing (Electronic
   Components) ..............................             900         105,493
Rohm (Semiconductors) .......................           1,000         189,818
Sumitomo Electric Industries*
(Wire and Cable Products) ...................          19,000         311,459
                                                                   ----------
                                                                       1,361,756
                                                                   ----------

                                                       Shares         Value
                                                      --------      ---------
NETHERLANDS -- 1.9%
Koninklijke (Royal) Philips
   Electronics* (Electronics
   Capital Equipment) .......................          14,889      $  545,530
                                                                   ----------
PHILIPPINES -- 0.1%
PSI Technologies Holdings
   (ADRs)* (Electronic
   Components) ..............................           2,500          13,125
                                                                   ----------
SINGAPORE -- 0.7%
Creative Technology (Computer
   Hardware/Peripherals) ....................          14,400         159,750
Informatics Holdings (Information
   Services) ................................          70,000          32,737
                                                                   ----------
                                                                         192,487
                                                                   ----------
SOUTH KOREA
SK Telecom (ADRs)
   (Telecommunications) .....................             554          12,745
                                                                   ----------
SWEDEN -- 1.5%
Enea Data* (Information Services) ...........         107,300         427,427
                                                                   ----------
SWITZERLAND -- 7.1%
Leica Geosystems*
   (Information Services) ...................           2,400         740,329
Swisslog Holding* (Electronics) .............           1,420         622,000
Unaxis Holding* (Electronics) ...............           3,050         686,810
                                                                   ----------
                                                                       2,049,139
                                                                   ----------
TAIWAN -- 0.3%
ASE Test* (Semiconductors) ..................          11,500          98,469
                                                                   ----------
UNITED KINGDOM -- 9.3%
ARM Holdings (Computer Software) ............          57,780         437,176
Dimension Data Holdings
   (Electronic Components) ..................          54,300         367,001
Logica (Computer and
   Technology Related) ......................          19,000         497,187
Parthus Technologies (Computer
   and Technology Related) ..................         128,700         323,308
Spirent (Telecommunications) ................         113,945       1,039,330
                                                                   ----------
                                                                       2,664,002
                                                                   ----------
---------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-36 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO (continued)

                                                         Shares          Value
                                                        --------       ---------

UNITED STATES -- 32.7%
Alpha Industries* (Electronics) ..............            2,900      $   108,841
Amdocs* (Information Services) ...............            3,600          238,500
Amkor Technology*
   (Semiconductors) ..........................           18,900          293,541
Amphenol (Class A)* (Electronic
   Components) ...............................            3,100          121,481
Artesyn Technologies* (Electronic
   Components) ...............................           13,000          209,625
Autodesk (Computer Software) .................            7,700          207,178
Avocent* (Information Services) ..............            4,200          113,794
C-Cube Microsystems*
   (Semiconductors) ..........................            3,700           44,747
Cisco Systems* (Communications
   Infrastructure) ...........................            3,100          118,575
Cognex* (Electronics Capital
   Equipment) ................................            7,800          172,088
Compaq Computer (Computer
   Hardware/Peripherals) .....................            6,000           90,300
Computer Associates International
   (Computer Software) .......................            9,100          177,450
Comverse Technology* (Electronic
   Components) ...............................              550           59,761
Corning (Telecommunications) .................            1,500           79,219
Credence Systems* (Electronics
   Capital Equipment) ........................           11,500          267,016
CSG Systems International
   (Information Services) ....................            5,900          276,009
CTS (Electronic Components) ..................            3,300          120,244
Dallas Semiconductor
   (Semiconductors) ..........................            6,100          156,313
DSP Group* (Electronics) .....................            3,500           73,609
Electro Scientific Industries*
   (Electronics Capital Equipment) ...........            5,800          162,219
Electronics for Imaging*
   (Computer Hardware/
   Peripherals) ..............................           13,600          189,975
Entegris* (Electronic
   Components) ...............................            7,100           54,138
First Data (Information Services) ............            6,000          316,125
Integrated Device Technology*
   (Semiconductors) ..........................            8,700          286,828
Jabil Circuit* (Electronic
   Manufacturing Services) ...................            3,600           91,350
Kana Communications* (Electronic
   Components) ...............................            7,400           83,944
Lattice Semiconductor*
   (Semiconductors) ..........................           19,600          359,538


                                                         Shares          Value
                                                        --------       ---------
UNITED STATES (continued)
Lexmark International Group
   (Class A)* (Computer
   Hardware/Peripherals) .....................            6,000      $   265,875
Linear Technology
   (Semiconductors) ..........................            3,200          147,900
Macromedia* (Computer Software) ..............            3,900          236,803
Microchip Technology*
   (Semiconductors) ..........................            9,300          204,309
Novellus Systems* (Electronics
   Capital Equipment) ........................           13,500          483,891
Photon Dynamics
   (Semiconductors) ..........................            4,400           99,138
Power-One* (Electronics Capital
   Equipment) ................................            7,700          302,947
Powerwave Technologies*
   (Telecommunications) ......................            4,900          286,038
Rational Software* (Computer
   Software) .................................            5,800          225,656
RF Micro Devices*
   (Semiconductors) ..........................            9,700          266,447
SCI Systems* (Electronic
   Manufacturing Services) ...................           10,800          284,850
Solectron* (Electronic
   Components) ...............................            2,200           74,580
SunGard Data Systems*
   (Information Services) ....................            7,600          358,150
Symantec* (Computer Software) ................           11,700          389,391
Synopsys* (Computer Software) ................           10,400          493,025
Teradyne* (Electronics Capital
   Equipment) ................................            6,400          238,400
TTM Technologies* (Electronic
   Manufacturing Services) ...................            2,200           30,869
Veeco Instruments* (Electronics
   Capital Equipment) ........................            2,500          100,234
Verity* (Electronic
   Manufacturing Services) ...................            6,100          146,591
Vishay Intertechnology*
   (Electronic Components) ...................            3,600           54,450
Wind River Systems* (Computer
   Software) .................................            7,400          252,294
                                                                     -----------
                                                                       9,414,246
                                                                     -----------
Total Investments -- 85.0%
   (Cost $27,233,896) ........................                        24,440,491

Other Assets
   Less Liabilities -- 15.0% .................                         4,329,081
                                                                     -----------

Net Assets -- 100.0% .........................                       $28,769,572
                                                                     ===========
----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-37 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND PORTFOLIO

                                        Principal
                                         Amount          Value
                                        ---------      ---------
CORPORATE BONDS -- 82.6%
AUTOMOTIVE AND
RELATED -- 0.5%
Diamond Triumph Automotive
   9 1/4%, 4/1/2008 ............      $  100,000      $   73,500
                                                      ----------
BROADCASTING -- 2.1%
AMFM Operating 12 5/8%,
   10/31/2006 ..................          51,800          57,628
Cumulus Media 10 3/8%,
   7/1/2008 ....................         200,000         161,500
Lamar Media 8 5/8%, 9/15/2007 ..         100,000         100,750
                                                      ----------
                                                         319,878
                                                      ----------
BUSINESS SERVICES -- 2.4%
Iron Age 9 7/8%, 5/1/2008 ......         250,000         161,250
Iron Age Holding 0% (12 1/8%**),
   5/1/2009 ....................          80,000          10,800
Muzak 9 7/8%, 3/15/2009 ........         100,000          88,000
Pierce Leahy 11 1/8%,
   7/15/2006 ...................         100,000         105,500
                                                      ----------
                                                         365,550
                                                      ----------
CABLE SYSTEMS AND
SATELLITE VIDEO -- 8.8%
Adelphia Communications:
   9 7/8%, 3/1/2007 ............          50,000          46,875
   10 7/8%, 10/1/2010 ..........         150,000         145,500
Charter Comunications Holdings
   10%, 4/1/2009 ...............         135,000         131,625
Echostar DBS 9 3/8%, 2/1/2009 ..          25,000          24,375
GCI 9 3/4%, 8/1/2007 ...........         170,000         159,375
Golden Sky Systems 12 3/8%,
   8/1/2006 ....................         200,000         204,000
Northland Cable Television
   10 1/4%, 11/15/2007 .........         150,000         101,250
Pegasus Comunications:
   9 3/4%, 12/1/2006 ...........          25,000          23,375
   12 1/2%, 8/1/2007 ...........         200,000         202,000
Rogers Cablesystems 11%,
   12/1/2015 ...................         135,000         149,850
United Pan-Europe
   Communications: (Netherlands)
   10 7/8%, 11/1/2007 ..........          70,000          46,550
   11 1/4%, 11/1/2009 ..........          75,000          48,375



                                        Principal
                                         Amount          Value
                                        ---------      ---------
CABLE SYSTEMS AND
SATELLITE VIDEO (continued)
United Pan-Europe
Communications
   11 1/2%, 2/1/2010 ...........      $   75,000      $   49,312
                                                      ----------
                                                       1,332,462
                                                      ----------
CHEMICALS -- 3.8%
Koppers Industry 9 7/8%,
   12/1/2007 ...................         125,000         118,750
Lyondell Chemical (Series B)
   9 7/8%, 5/1/2007 ............         175,000         170,187
Lyondell Chemical 10 7/8%,
   5/1/2009 ....................         125,000         117,812
Texas Petrochemicals 11 1/8%,
   7/1/2006 ....................         225,000         171,000
                                                      ----------
                                                         577,749
                                                      ----------
COMMUNICATIONS
INFRASTRUCTURE -- 1.9%
Crown Castle 10 3/4%, 8/1/2011 .         100,000         104,500
SpectraSite Holdings:
   0% (11 1/4%**), 4/15/2009 ...         125,000          68,750
   10 3/4%, 3/15/2010 ..........         125,000         116,562
                                                      ----------
                                                         289,812
                                                      ----------
CONSUMER PRODUCTS -- 0.3%
Diamond Brand Operating
   10 1/8%, 4/15/2008 ..........          25,000           5,125
French Fragrances 10 3/8%,
   5/15/2007 (Series B) ........          45,000          41,175
                                                      ----------
                                                          46,300
                                                      ----------
CONTAINERS -- 0.3%
BPC Holding 13 1/4%,
   6/15/2006 ...................          86,325          47,047
                                                      ----------
CONTRACT MANUFACTURING/
CIRCUIT BOARDS -- 1.0%
MCMS 9 3/4%, 3/1/2008 @ ........         235,000         153,925
                                                      ----------
ENERGY -- 0.5%
Abraxas Petroleum 11 1/2%,
   11/1/2004 ...................          75,000          67,125
                                                      ----------
------------------
** Deferred-interest  debentures  pay no  interest  for a  stipulated  number of years, after which they pay the indicated coupon rate.
@ Represents a pay-in-kind security which may pay interest or dividends in additional bonds or shares.
See Notes to Financial Statements.

                                   -- P-38 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND PORTFOLIO (continued)

                                                         Principal
                                                           Amount       Value
                                                         ---------     -------
ENVIRONMENTAL SERVICES -- 1.9%
Allied Waste North America
   10%, 8/1/2009 ..................................      $300,000      $284,250
                                                                       --------
EQUIPMENT -- 1.9%
Neff 10 1/4% 6/1/2008 .............................       140,000        62,300
Williams Scotsman 9 7/8%,
   6/1/2007 .......................................       275,000       218,625
                                                                       --------
                                                                         280,925
                                                                       --------
FINANCIAL SERVICES -- 2.2%
AMRESCO 10%, 3/15/2004 ............................       150,000        84,750
Dollar Financial Group 10 7/8%,
   11/15/2006 .....................................       200,000       189,000
Ocwen Capital Trust I 10 7/8%,
   8/1/2027 .......................................       100,000        59,500
                                                                       --------
                                                                         333,250
                                                                       --------
FOOD -- 0.3%
AmeriKing 10 3/4%, 12/1/2006 ......................        75,000        30,375
Packaged Ice 9 3/4%, 2/1/2005 .....................        15,000        11,925
                                                                       --------
                                                                          42,300
                                                                       --------
GAMING/HOTEL -- 3.7%
Alliance Gaming 10%,
   8/1/2007 .......................................        75,000        54,375
Hollywood Casino:
   13%, 8/1/2006 ..................................        25,000        26,750
   11 1/4%, 5/1/2007 ..............................       150,000       155,625
Mandalay Resort Group
   10 1/4%, 8/1/2007 ..............................        75,000        74,438
Station Casinos 9 7/8%,
   7/1/2010 .......................................        50,000        51,562
Trump Hotels & Casino Resorts
   Funding 15 1/2%, 6/15/2005 .....................       310,000       198,400
                                                                       --------
                                                                         561,150
                                                                       --------
HEALTH CARE/MEDICAL
PRODUCTS -- 1.3%
ALARIS Medical 9 3/4%,
   12/1/2006 ......................................       135,000        54,675
Dade International 11 1/8%,
   5/1/2006 .......................................       160,000        39,200
Everest Healthcare Services
   9 3/4%, 5/1/2008 ...............................       100,000       104,500
                                                                       --------
                                                                         198,375
                                                                       --------
                                                         Principal
                                                           Amount       Value
                                                         ---------     -------
INDUSTRIAL/
MANUFACTURING -- 2.9%
AIRXCEL 11%, 11/15/2007 ...........................      $215,000      $117,175
Alliance Laundry System 9 5/8%,
   5/1/2008 .......................................       150,000       117,000
Coyne International Enterprises
   11 1/4%, 6/1/2008 ..............................        70,000        50,750
Day International Group 9 1/2%,
   3/15/2008 ......................................       100,000        87,000
Great Lakes Carbon 10 1/4%,
   5/15/2008 ......................................       135,000        70,537
                                                                       --------
                                                                         442,462
                                                                       --------
INTERNET AND RELATED -- 3.4% Exodus Communications:
   11 1/4%, 7/1/2008 ..............................       225,000       201,375
   11 5/8%, 7/15/2010+ ............................       125,000       111,875
Globix 12 1/2%, 2/1/2010 ..........................        55,000        20,625
PSINet:
   10%, 2/15/2005 .................................        30,000         7,950
   10 1/2%, 12/1/2006 .............................       115,000        30,475
   11 1/2%, 11/1/2008 .............................       225,000        61,875
   11%, 8/1/2009 ..................................       275,000        72,875
                                                                       --------
                                                                         507,050
                                                                       --------
LEISURE -- 1.4%
Affinity Group Holding
   11%, 4/1/2007 ..................................       250,000       209,375
                                                                       --------

MOBILE SATELLITE
SERVICES -- 0.2%
ORBCOMM Global 14%,
   8/15/2004* .....................................       225,000        23,625
                                                                       --------
PAGING -- 1.3% Metrocall:
   9 3/4%, 11/1/2007 ..............................       200,000        41,000
   11%, 9/15/2008 .................................       390,000        79,950
ProNet 11 7/8%, 6/15/2005 .........................       265,000        80,825
                                                                       --------
                                                                         201,775
                                                                       --------
PRINTING AND PUBLISHING -- 13.3%
American Lawyer Media 9 3/4%,
   12/15/2007 .....................................        50,000        44,000
American Media Operations
   10 1/4%, 5/1/2009 ..............................       205,000       200,388

----------------
*  Non-income producing security; issuer in default.
+  Rule 144A security.
See Notes to Financial Statements.

                                   -- P-39 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND PORTFOLIO (continued)

                                                Principal
                                                 Amount            Value
                                                --------         ---------

PRINTING AND PUBLISHING (continued)
Liberty Group Operating
   9 3/8%, 2/1/2008 ....................      $   225,000      $   169,875
Liberty Group Publishing 0%
   (11 5/8%**), 2/1/2009 ...............          400,000          252,000
NBC Acquisition 0%
   (10 3/4%**), 2/15/2009 ..............          420,000          266,700
Nebraska Book
   8 3/4%, 2/15/2008 ...................           25,000           20,625
Perry-Judd 10 5/8%, 12/15/2007 .........          140,000          116,900
Regional Independent Media
   Group 10 1/2%, 7/1/2008 .............          150,000          153,750
TDL Infomedia Holdings 0%
   (15 1/2%**), 10/15/2010 .............          600,000          465,750
TransWestern Holdings:
   9 5/8%, 11/15/2007 ..................           50,000           48,813
   0% (11 7/8%**), 11/15/2008 ..........          250,000          196,250
Von Hoffman Press 10 3/8%,
   5/15/2007+ ..........................           75,000           64,875
                                                               -----------
                                                                       1,999,926
                                                               -----------
RETAILING -- 0.7%
Central Tractor 10 5/8%,
   4/1/2007 ............................           80,000           44,200
Musicland Group 9 7/8%,
   3/15/2008 ...........................           65,000           65,325
                                                               -----------
                                                                         109,525
                                                               -----------
SEMICONDUCTORS -- 1.9% Amkor Technology:
   9 1/4%, 5/1/2006 ....................           25,000           23,688
   10 1/2%, 5/1/2009 ...................          150,000          141,375
Fairchild Semiconductor
   10 3/8%, 10/1/2007 ..................          125,000          118,125
                                                               -----------
                                                                         283,188
                                                               -----------
TELECOMMUNICATIONS -- 16.2%
360networks 13%,
   5/1/2008+ ...........................          175,000          140,875
Asia Global Crossing 13 3/8%,
   10/15/2010+ .........................           50,000           43,375
BTI Telecom 10 1/2%, 9/15/2007 .........          275,000           70,125
COLO.com 13 7/8%, 3/15/2010+ ...........           50,000           31,750
Global Crossing Holding 9 1/2%
   11/15/2009 ..........................          275,000          261,250

                                                Principal
                                                 Amount            Value
                                                --------         ---------
TELECOMMUNICATIONS (continued)
ICG Holdings 0% (11 5/8%**),
   3/15/2007* ..........................      $   250,000      $    22,812
Level 3 Communications 11%,
   3/15/2008 ...........................          125,000          110,625
McLeodUSA:
   12%, 7/15/2008 ......................          275,000          279,125
   11 1/2%, 5/1/2009 ...................           95,000           95,238
Metromedia Fiber Network 10%,
   12/15/2009 ..........................          150,000          125,250
Talton Holdings 11%,
   6/30/2007 ...........................          155,000          113,925
Viatel 11 1/2%, 3/15/2009 ..............           75,000           22,875
Williams Communications:
   11.70%, 8/1/2008 ....................          125,000          100,625
   10 7/8%, 10/1/2009 ..................          100,000           75,000
World Access 13 1/4%,
   1/15/2008 ...........................          285,000          195,581
Worldwide Fiber 12%,
   8/1/2009 ............................          350,000          262,500
XO Communications:
   12 1/2%, 4/15/2006 ..................          400,000          362,000
   10 3/4%, 6/1/2009 ...................           90,000           74,250
   10 1/2%, 12/1/2009 ..................           75,000           60,375
                                                               -----------
                                                                       2,447,556
                                                               -----------
TRANSPORTATION -- 1.2%
Atlas Air 10 3/4%, 8/1/2005 ............          175,000          181,125
                                                               -----------
UTILITIES -- 1.0%
Midland Cogeneration Venture
   11 3/4%, 7/23/2005 ..................          140,000          149,954
                                                               -----------
WIRELESS TELEPHONY -- 6.2%
Centennial Cellular 10 3/4%,
   12/15/2008 ..........................          300,000          283,500
Dobson Communications
   10 7/8%, 7/1/2010 ...................          100,000           99,000
Powertel 11 1/8%, 6/1/2007 .............          190,000          199,500
Price Communications Wireless
   11 3/4%, 7/15/2007 ..................          325,000          346,125
                                                               -----------
                                                                         928,125
                                                               -----------
Total Corporate Bonds
   (Cost $16,501,352) ..................                        12,457,284
                                                               -----------
--------------------
 * Non-income producing security; issuer in default.
** Deferred-interest  debentures  pay no  interest  for a  stipulated  number of years, after which they pay the indicated coupon rate.
 + Rule 144A security.
See Notes to Financial Statements.

                                   -- P-40 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND PORTFOLIO (continued)

                                             Shares        Value
                                            --------     ----------
PREFERRED STOCKS -- 11.2%
BROADCASTING -- 1.2%
Cumulus Media 13 3/4% ............              66      $   42,900
Sinclair Capital 11 5/8% .........           1,500         131,625
                                                        ----------
                                                           174,525
                                                        ----------
CABLE SYSTEMS &
SATELLITE VIDEO -- 0.9%
Pegasus Communications
   (Series A) 12 3/4% ............             135         134,663
                                                        ----------
COMMUNICATIONS
INFRASTRUCTURE -- 0.6%
Crown Castle International
   12 3/4% .......................              95          91,200
                                                        ----------
CONTRACT MANUFACTURING/
CIRCUIT BOARDS -- 1.1%
MCMS 12 1/2% @ ...................           1,729         166,416
                                                        ----------
HEALTH CARE/MEDICAL
PRODUCTS -- 0.1%
River Holding 11 1/2% @ ..........             323          18,653
                                                        ----------
INDUSTRIAL/
MANUFACTURING -- 0.7%
Day International Group 12 1/4% ..             150         104,062
                                                        ----------
PRINTING AND
PUBLISHING -- 2.1%
Liberty Group Publishing 14 3/4% .          12,733         315,142
                                                        ----------
TELECOMMUNICATIONS -- 2.8%
Broadwing Communications
   12 1/2% .......................             182         176,995
Global Crossing Holding 10 1/2% ..           2,325         205,181
XO Communications 14% ............           1,430          43,258
                                                        ----------
                                                           425,434
                                                        ----------
                                           Shares or
                                           Principal
                                            Amount         Value
                                           --------      ---------
WIRELESS TELEPHONY -- 1.7%
Nextel Communications 11 1/8% ....             119 shs.  $ 101,448
Rural Cellular 11 3/8% ...........             200         160,500
                                                        ----------
                                                           261,948
                                                        ----------
Total Preferred Stocks
   (Cost $1,953,150) .............                       1,692,043
                                                        ----------
CONVERTIBLE
PREFERRED STOCKS -- 0.5%
INTERNET AND RELATED
PSINet 7%+ .......................             835           1,044

TELECOMMUNICATIONS -- 0.5%
Global Crossing Holding 7% .......             600          74,175
                                                        ----------
Total Convertible Preferred Stocks
   (Cost $201,752) ...............                          75,219
                                                        ----------
COMMON STOCKS -- 2.1%
BROADCASTING -- 0.9%
Clear Channel
   Communications++ ..............           2,585         125,211
                                                        ----------
TELECOMMUNICATIONS
World Access++ ...................             895           2,167
                                                        ----------
WIRELESS TELEPHONY -- 1.2%
Price Communications++ ...........          11,000         184,937
                                                        ----------
Total Common Stocks
   (Cost $279,873) ...............                         312,315
                                                        ----------
CONVERTIBLE BONDS -- 0.5%
SEMICONDUCTORS -- 0.3%
Amkor Technology 5%,
   3/15/2007+ ....................      $   75,000          49,406

WIRELESS TELEPHONY -- 0.2%
Nextel Communications 5 1/4%,
   1/15/2010 .....................          35,000          25,638
                                                        ----------

-----------------------
 + Rule 144A security.
++ Non-income producing security.
 @ Represents  a  pay-in-kind  security  which may pay  interest or dividends in additional bonds or shares.
See Notes to Financial Statements.
                                   -- P-41 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND PORTFOLIO (continued)

                                                         Value
                                                       ---------
Total Convertible Bonds
   (Cost $99,632) .............                       $    75,044
                                                      -----------
Total Investments -- 96.9%
   (Cost $19,035,759) .........                        14,611,905
                                                      -----------
                                                         Value
                                                       ---------
Other Assets Less
   Liabilities -- 3.1% ........                       $   468,191
                                                      -----------

Net Assets -- 100.0% ..........                       $15,080,096
                                                      ===========

--------------------------------------------------------------------------------
SELIGMAN INCOME PORTFOLIO

                                       Shares            Value
                                     -----------      -----------
COMMON STOCKS -- 62.7%
COMMUNICATION EQUIPMENT -- 0.8%
Lucent Technologies ...........            1,000      $    13,500
QUALCOMM* .....................              400           32,863
                                                      -----------
                                                           46,363
                                                      -----------
COMMUNICATIONS -- 2.9%
AT&T ..........................            1,300           22,506
SBC Communications ............            1,179           56,297
Sprint ........................              800           16,250
Verizon Communications ........            1,020           51,128
WorldCom* .....................            1,150           16,172
                                                      -----------
                                                          162,353
                                                      -----------
CONSUMER GOODS
AND SERVICES -- 3.9%
Coca-Cola .....................              400           24,375
Gillette ......................            1,300           46,962
Kroger* .......................              700           18,944
McDonald's ....................            1,200           40,800
PepsiCo .......................              700           34,694
Procter & Gamble ..............              400           31,375
Ralston Purina Group ..........            1,000           26,125
                                                      -----------
                                                          223,275
                                                      -----------
DRUGS AND
HEALTH CARE -- 9.6%
Abbott Laboratories ...........            1,200           58,125
American Home Products ........              700           44,485
Baxter International ..........              800           70,650
Guidant* ......................            1,300           70,119
Johnson & Johnson .............              400           42,025
Merck .........................              700           65,537
Pfizer ........................            1,400           64,400
Pharmacia .....................              500           30,500
St. Jude Medical* .............            1,600           98,300
                                                      -----------
                                                          544,141
                                                      -----------

                                       Shares            Value
                                     -----------      -----------
ELECTRIC AND
GAS UTILITIES -- 5.2%
Calpine* ......................              900      $    40,556
Coastal .......................            1,100           97,144
Exelon ........................            1,137           79,829
Williams Companies (The) ......            1,900           75,881
                                                      -----------
                                                          293,410
                                                      -----------
ELECTRONIC TECHNOLOGY -- 9.1%
Agilent Technologies* .........              733           40,132
Altera* .......................              650           17,123
Analog Devices* ...............              400           20,475
Applied Materials* ............            1,800           68,738
Cisco Systems* ................            2,000           76,500
Compaq Computer ...............            1,300           19,565
Conexant Systems* .............            1,100           16,706
Dell Computer* ................            1,600           27,950
EMC* ..........................              300           19,950
Gateway* ......................              100            1,799
Intel .........................            2,200           66,137
International Business Machines              650           55,250
Micron Technology* ............              500           17,750
Novellus Systems* .............              700           25,091
Sun Microsystems* .............              500           13,922
Vitesse Semiconductor* ........              500           27,672
                                                      -----------
                                                          514,760
                                                      -----------
ENERGY -- 5.6%
BP Amoco (ADRs)
   (United Kingdom) ...........            1,100           52,662
Baker Hughes ..................              500           20,781
Exxon Mobil ...................            1,192          103,630
Royal Dutch Petroleum (ADRs)
   (Netherlands) ..............            1,100           66,619
Schlumberger ..................              900           71,944
                                                      -----------
                                                          315,636
                                                      -----------
-------------------
*  Non-income producing security.
See Notes to Financial Statements.

                                   -- P-42 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN INCOME PORTFOLIO (continued)

                                                   Shares        Value
                                                  --------     ---------
FINANCE AND INSURANCE -- 12.7%
American General .......................           1,100      $   89,650
American International Group ...........           1,312         129,314
Bank of New York .......................           2,400         132,450
Chubb ..................................             900          77,850
Citigroup ..............................           2,133         108,917
Fannie Mae .............................             900          78,075
Merrill Lynch ..........................             700          47,731
XL Capital (Class A)
   (Bermuda) ...........................             600          52,425
                                                              ----------
                                                                         716,412
                                                              ----------
MACHINERY AND
INDUSTRIAL EQUIPMENT -- 4.9%
General Electric .......................           3,600         172,575
United Technologies ....................           1,350         106,144
                                                              ----------
                                                                         278,719
                                                              ----------
MEDIA -- 0.5%
Comcast (Class A)* .....................             700          29,203

OFFICE EQUIPMENT -- 1.3%
Pitney Bowes ...........................           2,200          72,875
                                                              ----------
PAPER AND
FOREST PRODUCTS -- 0.3%
Mead ...................................             500          15,688
                                                              ----------
RETAIL TRADE -- 2.0%
Costco Wholesale* ......................             500          19,984
Home Depot .............................             500          22,844
May Department Stores ..................             600          19,650
Wal-Mart Stores ........................             900          47,812
                                                              ----------
                                                                         110,290
                                                              ----------
TECHNOLOGY SERVICES -- 3.9%
America Online* ........................             600          20,880
Electronic Data Systems ................           1,350          77,962
Microsoft* .............................           2,050          88,983
Oracle* ................................           1,000          29,062
                                                              ----------
                                                                         216,887
                                                              ----------
Total Common Stocks
   (Cost  $3,383,586) ..................                       3,540,012
                                                              ----------

                                                  Principal
                                                   Amount        Value
                                                  --------     ---------
CORPORATE BONDS -- 16.8% AUTOMOTIVE AND RELATED -- 0.5% DaimlerChrysler North America
   7 3/4%, 6/15/2005 ...................      $   30,000      $   30,554
                                                              ----------
CHEMICALS -- 1.7%
Lyondell Chemical 9 5/8%,
   5/1/2007 ............................         100,000          97,250
                                                              ----------
COMMUNICATIONS -- 3.3%
Global Crossing Holdings 9 1/8%,
   11/15/2006 ..........................          75,000          72,188
Metronet Communications 0%
   (9.95%**), 6/15/2008 ................          50,000          40,590
Qwest Communications 0%
   (9.47%**), 10/15/2007 ...............          50,000          45,863
WorldCom 8%,5/15/2006 ..................          25,000          25,463
                                                              ----------
                                                                         184,104
                                                              ----------
DRUGS AND HEALTH CARE -- 1.3%
Boston Scientific 6 5/8%,
   3/15/2005 ...........................          25,000          22,778
Guidant 6.15%,
   2/15/2006 ...........................          50,000          48,336
                                                              ----------
                                                                          71,114
                                                              ----------
ELECTRIC AND GAS
UTILITIES -- 1.8%
Dominion Resources 7 5/8%,
   7/15/2005 ...........................          40,000          41,761
Ocean Energy 8 3/8%,
   7/1/2008 ............................          50,000          51,125
Southern California Edison
   7.20%, 11/3/2003* ...................          10,000           8,583
                                                              ----------
                                                                         101,469
                                                              ----------
ELECTRONIC TECHNOLOGY -- 0.7%
Avnet 7 7/8%, 2/15/2005 ................          40,000          39,581
                                                              ----------
FINANCE AND INSURANCE -- 3.4% Citigroup:
   7 3/8% 3/15/2003 ....................          15,000          15,178
   7 1/8% 10/15/2004 ...................          20,000          20,031
   6 3/4% 12/1/2005 ....................          20,000          20,459
Household Finance 7 7/8%,
   3/1/2007 ............................          50,000          52,107
Mellon Funding 7 1/2%,
   6/15/2005 ...........................          25,000          26,291

------------------
 * Non-income producing security.
** Deferred-interest  debentures  pay no  interest  for a  stipulated  number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

                                   -- P-43 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN INCOME PORTFOLIO (continued)

                                    Principal
                                       Amount         Value
                                      --------       -------

FINANCE AND INSURANCE (continued)
Charles Schwab 8.05%,
   3/1/2010 ....................      $ 25,000      $ 26,842
State Street Bank & Trust 7.65%,
   6/15/2010 ...................        30,000        32,012
                                                    --------
                                                     192,920
                                                    --------
INDUSTRIAL GOODS
AND SERVICES -- 0.5%
Leggett & Platt 7.65%,
   2/15/2005 ...................        30,000        30,925
                                                    --------
MEDIA -- 0.9%
CSC Holdings 7 1/4%, 7/15/2008 .        50,000        48,666
                                                    --------
RETAIL TRADE -- 1.2%
Staples 7 1/8%, 8/15/2007 ......        75,000        70,272
                                                    --------
TECHNOLOGY SERVICES  -- 0.4%
Computer Sciences 7 1/2%,
   8/8/2005 ....................        20,000        20,648
                                                    --------
TRANSPORTATION - 1.1% Continental Airlines:
   8.048%, 11/1/2020 ...........        24,775        26,585
   7.707%, 4/2/2021 ............        20,000        21,213
United Air Lines 7.032%,
   10/1/2010 ...................        15,000        15,361
                                                    --------
                                                      63,159
                                                    --------
Total Corporate Bonds
   (Cost $942,482) .............                     950,662
                                                    --------
US GOVERNMENT AND GOVERNMENT
AGENCY SECURITIES -- 15.0%
US GOVERNMENT
   SECURITIES -- 3.4% US Treasury Bonds:
   7 1/2%, 11/15/2016 ..........        50,000        60,323
   6 1/4%, 8/15/2023 ...........        75,000        81,133
US Treasury Notes:
   6 5/8%, 5/15/2007 ...........        25,000        26,974
   6%, 8/15/2009 ...............        20,000        21,116
                                                    --------
Total US Government Securities
   (Cost $179,162) .............                     189,546
                                                    --------

                                    Principal
                                       Amount         Value
                                      --------       -------
US GOVERNMENT AGENCY
SECURITIES -- 11.6% FHLMC:+
   6 7/8%, 9/15/2010 ...........      $ 30,000      $ 32,040
FHLMC GOLD:+
   6%, 11/1/2010 ...............        73,992        73,125
   5 1/2%, 7/1/2013 ............        85,725        83,440
   7 1/2%, 10/1/2017 ...........        44,919        45,741
   8%, 12/1/2023 ...............        24,848        25,674
FNMA:+
   8 1/2%, 9/1/2015 ............        33,969        35,078
   6 1/2%, 5/1/2018 ............        30,483        30,283
   7%, 10/1/2020 ...............        14,764        14,854
   8%, 6/1/2028 ................        21,773        22,452
   7 1/2%, 6/1/2030 ............        24,581        24,946
GNMA, Mortgage-backed
   Pass-through Certificates:+
   6 1/2%, 12/15/2028 ..........        85,118        84,289
   6%, 12/20/2028 ..............        89,122        86,309
US Government Gtd. Title XI
   (Bay Transportation) 7.30%,
   6/1/2021 ....................        90,000        95,511
                                                    --------
Total US Government Agency
   Securities (Cost $648,562) ..                     653,742
                                                    --------
Total US Government and
Government Agency Securities
   (Cost $827,724) .............                     843,288
                                                    --------
ASSET-BACKED
SECURITIES+ -- 2.8% AUTOMOTIVE AND RELATED -- 0.5% Ford Credit Auto Owner Trust
   6.74%, 6/15/2004 ............        25,000        25,413
                                                    --------
ELECTRIC AND
GAS UTILITIES -- 1.4%
PP&L Transition 6.83%,
   3/25/2007 ...................        75,000        76,490
                                                    --------
FINANCE AND INSURANCE -- 0.9%
Citibank Credit Card 6 7/8%,
   11/15/2009 ..................        25,000        26,401
MBNA Master Credit Card 6.90%,
   1/15/2008 ...................        25,000        25,955
                                                    --------
                                                      52,356
                                                    --------
----------------
 +  Investments in  mortgage-backed  and asset-backed  securities are subject to
    principal  paydowns.   As  a  result  of  prepayments  from  refinancing  or
    satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
See Notes to Financial Statements.
                                   -- P-44 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN INCOME PORTFOLIO (continued)

                                                                           Value
                                                               -------
Total Asset-Backed Securities
   (Cost $149,952) ....................                      $  154,259
                                                             ----------
Total Investments -- 97.3%
   (Cost $5,303,744) ..................                       5,488,221

                                                                           Value
                                                               -------
Other Assets Less
   Liabilities -- 2.7% ................                      $  151,310
                                                             ----------

Net Assets -- 100.0% ..................                      $5,639,531
                                                             ==========

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

                                               Shares           Value
                                             ----------      ----------
COMMON STOCKS -- 97.0%
BRAZIL -- 1.6%
Empresa Brasileira de
   Aeronautia "Embraer" (ADRs)
   (Manufacturing) ....................           2,900      $  115,275
                                                             ----------
CANADA -- 3.2%
Manulife Financial
   (Financial Services) ...............           2,700          84,493
Research In Motion*
   (Electronics) ......................             600          48,225
Sun Life Financial Services
   (Financial Services) ...............           3,600          95,981
                                                             ----------
                                                                         228,699
                                                             ----------
DENMARK -- 2.9%
Nega Micon Technology Group
   (Power Generation
   Equipment) .........................             600          35,504
Novo Nordisk (B Shares)
   (Drugs and Health Care) ............             400          71,764
Vestas Wind Systems (Power
   Generation Equipment) ..............           1,900         102,861
                                                             ----------
                                                                         210,129
                                                             ----------
FINLAND -- 3.2%
Nokia
   (Telecommunications) ...............           4,200         187,330
Nokia (ADRs)
   (Telecommunications) ...............           1,000          43,500
                                                             ----------
                                                                         230,830
                                                             ----------
FRANCE -- 13.1%
Alcatel (Telecommunications) ..........             800          45,448
Altran Technologies
   (Telecommunications) ...............             375          84,862

                                               Shares           Value
                                             ----------      ----------
FRANCE  (continued)
Aventis (Drugs and
   Health Care) .......................           1,200      $  105,356
EADS (Manufacturing) ..................           4,300          95,531
Groupe Danone (Consumer
   Products) ..........................           1,135         171,162
Renault (Automotive and
   Related) ...........................           1,400          72,960
Societe Television Francaise 1
   "TF1" (Media) ......................           1,400          75,589
Suez Lyonnaise des Eaux
   (Utilities) ........................             600         109,581
Total Fina (B Shares)
   (Resources) ........................           1,205         179,229
                                                             ----------
                                                                         939,718
                                                             ----------
GERMANY -- 9.1%
Allianz (Insurance) ...................             400         149,714
DaimlerChrysler
   (Automotive and Related) ...........             900          37,080
Deutsche Telekom
   (Telecommunications) ...............           3,700         111,525
Lufthansa (Transportation) ............           2,950          76,038
Munich Re (Insurance) .................             600         214,689
Siemens (Manufacturing) ...............             495          64,701
                                                             ----------
                                                                         653,747
                                                             ----------
HONG KONG  --  4.1%
China Telecom* (Hong Kong)
   (Telecommunications) ...............          14,000          76,464
HSBC Holdings (Financial
   Services) ..........................          12,000         178,468
Li & Fung (Consumer Goods
   and Services) ......................          22,000          39,912
                                                             ----------
                                                                         294,844
                                                             ----------
-----------------
*  Non-income producing security.
See Notes to Financial Statements.

                                   -- P-45 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN INTERNATIONAL GROWTH PORTFOLIO (continued)

                                         Shares       Value
                                        --------     --------
IRELAND -- 2.6%
Bank of Ireland (Banking) ......        10,200      $102,291
Ryanair Holdings (ADRs)
   (Transportation) ............         1,460        81,258
                                                    --------
                                                     183,549
                                                    --------
ITALY -- 5.6%
Assicurazioni Generali
   (Insurance) .................         3,800       150,935
Bulgari (Consumer Products) ....         6,000        73,805
Edison (Utilities) .............         5,000        55,870
Telecom Italia
   (Telecommunications) ........        10,600       117,251
                                                    --------
                                                     397,861
                                                    --------
JAPAN -- 13.1%
Chugai Pharmaceutical (Drugs
   and Health Care) ............         5,000        83,100
Fast Retailing (Retailing) .....           400        78,307
JSAT (Telecommunications) ......             7        41,699
Kyocera (Electronics) ..........           500        54,540
Matsushita Electric Industrial
   (Electronics) ...............         2,000        47,761
Moritex (Computer and
   Technology Related) .........         1,400        59,761
Murata Manufacturing
   (Electronics) ...............           700        82,050
Nippon Telegraph & Telephone
   "NTT" (Telecommunications) ..             9        64,792
NTT Mobile Communication
   Network "NTT DoCoMo"
   (Telecommunications) ........             3        51,697
Nomura Securities
   (Financial Services) ........         1,600        28,761
Promise (Financial Services) ...           500        35,427
Shiseido (Consumer Products) ...         5,000        55,765
Sony (Consumer Products) .......         1,100        76,015
Takeda Chemical Industries
   (Chemical) ..................         2,000       118,265
Toshiba (Electronics) ..........         9,000        60,147
                                                    --------
                                                     938,087
                                                    --------
MEXICO -- 2.9%
Telefonos de Mexico SA
   (Telecommunications) ........         2,300       103,788
Grupo Televisa SA (Media) ......         2,300       103,356
                                                    --------
                                                     207,144
                                                    --------

                                         Shares       Value
                                        --------     --------
NETHERLANDS -- 8.1%
Akzo Nobel (Health and
   Household) ..................         3,900      $209,472
Elsevier (Publishing) ..........         5,400        79,406
ING Groep (Insurance) ..........           917        73,259
Koninklijke (Royal) Philips
   Electronics (Electronics) ...         1,885        69,066
Unilever (ADRs) (Consumer
   Products) ...................         2,400       151,050
                                                    --------
                                                     582,253
                                                    --------
NORWAY -- 1.2%
Tomra Systems (Business
   Goods and Services) .........         4,400        85,521
                                                    --------
SPAIN -- 3.4%
Banco Santander Central
   Hispano (Banking) ...........         8,000        85,637
Grupo Auxiliar Metalurgico
   "Gamesa"* (Resources) .......           200         4,808
Telefonica (Telecommunications)          9,180       151,712
                                                    --------
                                                     242,157
                                                    --------
SWEDEN -- 0.5
L.M. Ericsson Telefon (Series B)
   (Telecommunications) ........         2,936        33,438
                                                    --------
SWITZERLAND -- 6.9%
CardGuard Scientific Survival*
   (Medical Products and
   Technology) .................         1,700       110,124
Novartis (Health
   and Household) ..............           120       212,104
Phonak Holding (Consumer
   Products) ...................            15        62,095
UBS (Banking) ..................           650       106,068
                                                    --------
                                                     490,391
                                                    --------
UNITED KINGDOM--15.5%
BAA (Transportation) ...........         7,730        71,432
Centrica (Electric and
   Gas Utilities) ..............        26,400       102,341
CMG (Computer and
   Technology Related) .........         3,820        51,123
Diageo (Retailing) .............        12,100       135,699
GlaxoSmithKline (Medical
   Products and Technology) ....         2,427        68,590

-------------------
See Notes to Financial Statements.

                                   -- P-46 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN INTERNATIONAL GROWTH PORTFOLIO (continued)

                                             Shares          Value
                                             ------        --------
Royal Bank of Scotland
   (Banking) ......................           7,400      $  175,052
Royal Bank of Scotland
   (Banking) ......................           5,400           6,702
Tesco (Retailing) .................          47,400         193,318
Vodafone Group
   (Telecommunications) ...........          62,000         227,600
P & O Princess Cruise Lines
   (Leisure) ......................             160             677
WPP Group (Media) .................           5,600          73,019
                                                         ----------
                                                          1,105,553
                                                         ----------
Total Common Stocks
   (Cost $6,674,443) ..............                       6,939,196
                                                         ----------

                                             Shares          Value
                                             ------        --------
PREFERRED STOCKS -- 1.2%
   (Cost $78,972)
GERMANY--1.2%
Hugo Boss (Consumer
   Products) ......................             300      $   84,510
                                                         ----------
Total Investments -- 98.2%
   (Cost $6,753,415) ..............                       7,023,706

Other Assets Less
   Liabilities -- 1.8% ............                         125,775
                                                         ----------

Net Assets -- 100.0% ..............                      $7,149,481
                                                         ==========

--------------------------------------------------------------------------------
SELIGMAN LARGE-CAP GROWTH PORTFOLIO

                                             Shares          Value
                                             ------        --------
COMMON STOCKS -- 93.0%
CAPITAL GOODS -- 11.8%
General Dynamics ..................           1,600      $  124,800
General Electric ..................           2,750         131,828
Symbol Technologies ...............           2,400          86,400
Texas Instruments .................           2,200         104,225
Tyco International ................           2,500         138,750
Waters* ...........................             400          33,400
                                                         ----------
                                                            619,403
                                                         ----------
COMMUNICATION
SERVICES -- 10.1%
AT&T ..............................           5,300          91,756
Openwave Systems* .................           2,566         122,126
Research In Motion* (Canada) ......             600          48,225
SBC Communications ................           2,200         105,050
Sprint ............................           3,100          63,356
Verizon Communications ............           2,000         100,250
                                                         ----------
                                                            530,763
                                                         ----------
CONSUMER CYCLICALS -- 6.2%
GAP ...............................           4,800         122,400
Harley-Davidson ...................           1,350          53,662
Wal-Mart Stores ...................           2,800         148,750
                                                         ----------
                                                            324,812
                                                         ----------
CONSUMER STAPLES -- 11.7%
Coca-Cola .........................           1,950         118,828
Comcast (Class A)* ................           2,700         112,641
McKesson HBOC .....................           2,700          96,903



                                             Shares          Value
                                             ------        --------
CONSUMER STAPLES (continued)
Philip Morris .....................           4,000      $  176,000
Procter & Gamble ..................           1,400         109,812
                                                         ----------
                                                            614,184
                                                         ----------
ELECTRONIC
TECHNOLOGY -- 13.3%
Analog Devices* ...................           2,000         102,375
Cisco Systems* ....................           6,000         229,500
Handspring* .......................           1,000          38,844
I2 Technologies* ..................             600          32,606
Intel .............................           2,900          87,181
International Business
   Machines .......................             550          46,750
Maxim Integrated Products* ........           1,500          71,672
Palm* .............................           1,000          28,281
VERITAS Software* .................             700          61,272
                                                         ----------
                                                            698,481
                                                         ----------
FINANCIAL SERVICES -- 4.0%
American International Group ......           1,400         137,988
Wells Fargo .......................           1,300          72,394
                                                         ----------
                                                            210,382
                                                         ----------
HEALTH CARE -- 13.9%
Amgen* ............................             750          47,977
Elan (ADRs)* (Ireland) ............             950          44,472
Genentech* ........................           1,000          81,500
Guidant* ..........................           3,550         191,478
Medtronic .........................             900          54,338

------------------
*  Non-income producing security.
See Notes to Financial Statements.

                                   -- P-47 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN LARGE-CAP GROWTH PORTFOLIO (continued)

                                             Shares        Value
                                            --------      -------
HEALTH CARE (continued)
Pfizer ...........................           5,450      $  250,700
Watson Pharmaceuticals* ..........           1,200          61,425
                                                        ----------
                                                           731,890
                                                        ----------
TECHNOLOGY SERVICES -- 17.0%
America Online* ..................           3,400         118,320
Applera-Applied Biosystems
   Group .........................             600          56,437
BEA Systems* .....................           1,300          87,506
Brocade Communications
   Systems* ......................             800          73,425
Citrix Systems* ..................           2,300          51,822
Microsoft* .......................           3,500         151,922
Oracle* ..........................           7,300         212,156
Siebel Systems* ..................           1,000          67,594
VeriSign* ........................           1,000          74,125
                                                        ----------
                                                           893,307
                                                        ----------
TELECOMMUNICATION
EQUIPMENT -- 5.0%
Lucent Technologies ..............           4,450          60,075

                                          Shares or
                                          Principal
                                            Amount          Value
                                          --------        ---------
TELECOMMUNICATION
EQUIPMENT (continued)
QUALCOMM* ........................           2,500shs.  $  205,390
                                                        ----------
                                                           265,465
                                                        ----------
Total Common Stocks
   (Cost $5,682,644) .............                       4,888,687
                                                        ----------
REPURCHASE AGREEMENT -- 6.7%
   (Cost $350,000)
State  Street  Bank  &  Trust,   5  3/4%,   dated  12/29/00   maturing   1/2/01,
   collateralized by: $335,000 US Treasury Notes 3 7/8%, 1/15/2009, with fair market
   value of $364,941 .............      $  350,000         350,000
                                                        ----------
Total Investments 99.7%
   (Cost $6,032,644) .............                       5,238,687

Other Assets Less
   Liabilities -- 0.3% ...........                          16,527
                                                        ----------

Net Assets -- 100.0% .............                      $5,255,214
                                                        ==========

--------------------------------------------------------------------------------
SELIGMAN LARGE-CAP VALUE PORTFOLIO

                                             Shares        Value
                                            --------      -------
COMMON STOCKS -- 95.6%
AEROSPACE -- 6.0%
Goodrich (B.F.) ..................           4,500      $  163,687
United Technologies ..............           2,500         196,562
                                                        ----------
                                                           360,249
                                                        ----------
AUTOMOTIVE AND
RELATED -- 2.5%
Ford Motor .......................           6,500         152,344
                                                        ----------
BANKING -- 8.8%
Bank of New York .................           2,500         137,969
Chase Manhattan Bank .............           7,000         318,063
Summit Bancorp ...................           2,000          76,375
                                                        ----------
                                                           532,407
                                                        ----------
CHEMICALS -- 2.7%
Dow Chemical .....................           4,500         164,812
                                                        ----------
DRUGS AND HEALTH CARE -- 8.4%
American Home Products ...........           2,900         184,295
Humana* ..........................          16,500         251,625



                                             Shares        Value
                                            --------      -------
DRUGS AND HEALTH CARE (continued)
United Healthcare Group ..........           1,200      $   73,650
                                                        ----------
                                                           509,570
                                                        ----------
ELECTRIC ANDGAS
UTILITIES -- 0.6%
Edison International .............           2,200          34,375
                                                        ----------

ELECTRONIC TECHNOLOGY -- 4.2%
International Business Machines ..           3,000         255,000
                                                        ----------
ENERGY -- 6.6%
El Paso Energy ...................           3,000         214,875
Texaco ...........................           3,000         186,375
                                                        ----------
                                                           401,250
                                                        ----------
FINANCE AND INSURANCE -- 18.7%
Allstate .........................           6,000         261,375
Citigroup ........................           3,000         153,188
Fannie Mae .......................           2,200         190,850
St. Paul Companies ...............           2,500         135,781
UnumProvident ....................           4,800         129,000
Washington Mutual ................           5,000         265,313
                                                        ----------
                                                         1,135,507
                                                        ----------
-------------------
*  Non-income producing security.
See Notes to Financial Statements.

                                   -- P-48 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------
SELIGMAN LARGE-CAP VALUE PORTFOLIO (continued)

                                            Shares         Value
                                           --------      ---------

FOOD -- 7.4%
Conagra ..........................           6,000      $  156,000
Dole Food ........................           6,500         106,438
Safeway* .........................           3,000         187,500
                                                        ----------
                                                           449,938
                                                        ----------
HOUSEHOLD PRODUCTS
AND FURNISHINGS -- 4.6%
Dial .............................          11,400         125,400
Kimberly-Clark ...................           2,200         155,518
                                                        ----------
                                                           280,918
                                                        ----------
MEDICAL PRODUCTS AND
TECHNOLOGY -- 6.6%
Baxter International .............           2,500         220,781
Medtronic ........................           3,000         181,125
                                                        ----------
                                                           401,906
                                                        ----------
PAPER AND FOREST
PRODUCTS -- 5.3%
Georgia-Pacific Group ............           7,000         217,875
International Paper ..............           2,500         102,031
                                                        ----------
                                                           319,906
                                                        ----------

                                            Shares         Value
                                           --------      ---------
RETAIL TRADE -- 3.2%
Costco Wholesale* ................           2,100      $   83,934
Radio Shack ......................           2,500         107,031
                                                        ----------
                                                           190,965
                                                        ----------
TELECOMMUNICATIONS -- 4.7%
Qwest Communications
   International* ................           4,000         164,000
Sprint ...........................           6,000         121,875
                                                        ----------
                                                           285,875
                                                        ----------
TOBACCO -- 5.2%
Philip Morris ....................           7,100         312,400
                                                        ----------
Total Investments -- 95.6%
   (Cost $4,899,812) .............                       5,787,422

Other Assets Less
   Liabilities -- 4.4% ...........                         269,091
                                                        ----------

Net Assets -- 100.0% .............                      $6,056,513
                                                        ==========

--------------------------------------------------------------------------------
SELIGMAN SMALL-CAP VALUE PORTFOLIO

                                            Shares         Value
                                           --------      ---------
COMMON STOCKS -- 98.9%
ADVERTISING -- 3.4%
True North Communications ........          13,000      $  552,500
                                                        ----------
AEROSPACE -- 3.3%
Litton Industries* ...............           7,000         550,812
                                                        ----------
APPAREL AND TEXTILES -- 2.2%
Cutter & Buck* ...................          47,300         366,575
                                                        ----------
BANKING -- 4.8%
Commercial Federal ...............          15,000         291,562
IndyMac Bancorp ..................          17,000         501,500
                                                        ----------
                                                           793,062
                                                        ----------
BUILDING AND
CONSTRUCTION -- 3.5%
Dal-Tile International* ..........          41,000         581,688
                                                        ----------

                                            Shares         Value
                                           --------      ---------
CHEMICALS -- 8.8%
Crompton .........................          50,000      $  525,000
Minerals Technologies ............          12,000         410,250
Olin* ............................          23,100         511,087
                                                        ----------
                                                         1,446,337
                                                        ----------
CONSUMER GOODS AND
SERVICES -- 1.9%
Fresh Del Monte Produce* .........          70,000         310,625
                                                        ----------
DISTRIBUTORS -- 0.7%
Cubic ............................           4,650         119,447
                                                        ----------
DRUGS AND HEALTH CARE -- 7.3%
Apria Healthcare Group* ..........          16,000         476,000
Omnicare .........................          19,000         410,875
Oxford Health Plans* .............           8,000         316,250
                                                        ----------
                                                         1,203,125
                                                        ----------
-----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-49 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Portfolios of Investments (continued)
--------------------------------------------------------------------------------
SELIGMAN SMALL-CAP VALUE PORTFOLIO (continued)

                                           Shares           Value
                                          --------        ---------
ELECTRONICS -- 3.1%
Trimble Navigation* (Germany) .            21,000       $    515,156
                                                        ------------
FINANCE AND INSURANCE -- 5.1%
Liberty Financial Companies ...             6,000            267,375
Mutual Risk Management ........            37,500            569,531
                                                        ------------
                                                                         836,906
                                                        ------------
LEISURE AND RELATED -- 2.4%
Harman International Industries            11,000            401,500
                                                        ------------
MACHINERY -- 4.8%
Stewart & Stevenson Services ..            35,000            795,156
                                                        ------------
MANUFACTURING -- 5.8%
Furniture Brands International*            20,000            421,250
Mueller Industries* ...........            20,000            536,250
                                                        ------------
                                                                         957,500
                                                        ------------
MEDICAL TECHNOLOGY -- 2.5%
Pharmacopeia* .................            19,000            415,031
                                                        ------------
OIL AND GAS -- 7.8%
Midcoast Energy Resources .....            37,000            807,063
Valero Energy .................            13,000            483,438
                                                        ------------
                                                           1,290,501
                                                        ------------
PACKAGING/CONTAINERS -- 5.8%
Bway* .........................            55,000            216,563
Smurfit-Stone Container* ......            50,000            745,313
                                                        ------------
                                                                         961,876
                                                        ------------
PLASTICS -- 2.6%
Lamson & Sessions* ............            40,000            420,000
                                                        ------------

                                           Shares           Value
                                          --------        ---------
PRINTING AND PUBLISHING -- 3.0%
Cadmus Communications .........            53,450       $    486,061
                                                        ------------
RESTAURANTS -- 2.0%
Jack In The Box* ..............            11,450            337,059
                                                        ------------
RETAIL TRADE -- 8.2%
Abercrombie & Fitch (Class A)*             20,000            400,000
Fred's ........................            19,500            407,672
Urban Outfitters* .............            16,000            127,500
The Wet Seal (Class A)* .......            20,000            411,250
                                                        ------------
                                                           1,346,422
                                                        ------------
TRANSPORTATION -- 6.2%
ABC-NACO* .....................            34,000            197,625
CNF ...........................             8,800            297,550
Pittston Brink's Group ........            26,272            522,156
                                                        ------------
                                                           1,017,331
                                                        ------------
UTILITIES -- 3.7%
Orion Power Holdings ..........            25,000            615,625
                                                        ------------
Total Common Stocks
   (Cost $13,777,403) .........                           16,320,295

Short-Term Holdings -- 3.2%
   (Cost $525,000) ............                              525,000
                                                        ------------
Total Investments -- 102.1%
   (Cost $14,302,403) .........                           16,845,295

Other Assets Less
   Liabilities -- (2.1)% ......                             (350,576)
                                                        ------------

Net Assets -- 100.0% ..........                         $16,494,719
                                                        ============
-----------------
* Non-income producing security.
See Notes to Financial Statements.

                                   -- P-50 --

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                                   Seligman          Seligman         Seligman
                                                  Seligman         Seligman          Cash             Common       Communications
                                                    Bond            Capital        Management          Stock       and Information
                                                  Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                                                 ----------        ---------       ----------        ---------     ---------------
ASSETS:
Investments, at value (see
   portfolios of investments):
Long-term holdings .......................       $6,270,211      $37,883,199      $        --      $32,531,956      $120,956,260
Short-term holdings ......................               --        1,400,000       10,776,799          500,000        13,700,000
                                                 ----------      -----------      -----------      -----------      ------------
Total Investments ........................        6,270,211       39,283,199       10,776,799       33,031,956       134,656,260
Cash .....................................          134,492           93,673           84,989          182,326            79,574
Interest and dividends receivable ........           90,661           11,813            5,019           25,893            12,111
Receivable from the Manager ..............            1,112               --            7,267               --                --
Receivable for Capital Stock sold ........               --           54,548        1,500,044               --           153,743
Receivable for securities sold ...........               --          551,469               --               --         2,716,371
Other ....................................               --              273            3,885               --             4,678
                                                 ----------      -----------      -----------      -----------      ------------
Total Assets .............................        6,496,476       39,994,975       12,378,003       33,240,175       137,622,737
                                                 ----------      -----------      -----------      -----------      ------------
LIABILITIES:
Payable for securities purchased .........               --        1,202,600               --          311,322         1,595,830
Payable for Capital Stock redeemed .......              248           36,996           42,565          148,811           114,138
Payable to the Manager ...................               --           13,549               --           11,287            88,732
Unrealized depreciation on foreign
   currencies and forward
   currency contracts ....................               --               --               --               --                --
Accrued expenses and other ...............           13,609           35,011           17,272           30,932           100,627
                                                 ----------      -----------      -----------      -----------      ------------
Total Liabilities ........................           13,857        1,288,156           59,837          502,352         1,899,327
                                                 ----------      -----------      -----------      -----------      ------------
Net Assets ...............................       $6,482,619      $38,706,819      $12,318,166      $32,737,823      $135,723,410
                                                 ==========      ===========      ===========      ===========      ============

COMPOSITION OF NET ASSETS:
Capital Stock, $0.001 at par .............       $      634      $     1,569      $    12,316      $     2,301      $      9,161
Additional paid-in-capital ...............        6,345,960       28,288,098       12,303,584       25,568,573       139,239,707
Undistributed/accumulated net
   investment income (loss) ..............          343,251           22,086               --          272,032            (3,863)
Undistributed/accumulated
   net realized gain (loss) ..............         (343,082)      10,904,048            2,266        2,166,275        17,279,877
Net unrealized appreciation
   (depreciation) of investments .........          135,856         (508,982)              --         4,728,642      (20,801,472)
Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities
   denominated in foreign currencies
   and forward currency contracts ........               --               --              --                --                --
                                                 ----------      -----------      -----------      -----------      ------------
Net Assets ...............................       $6,482,619      $38,706,819      $12,318,166      $32,737,823      $135,723,410
                                                 ==========      ===========      ===========      ===========      ============
   Class 1 ...............................       $6,482,619      $37,137,976      $12,318,166      $32,737,823      $127,901,077
   Class 2 ...............................                         1,568,843                                           7,822,333
Shares of Capital Stock Outstanding
   Class 1 ...............................          634,227        1,504,651       12,316,289        2,300,809         8,632,051
   Class 2 ...............................                            63,572                                             528,519
Net Asset Value per Share
   Class 1 ...............................           $10.22           $24.68            $1.00           $14.23            $14.82
                                                     ======           ======            =====           ======            ======
   Class 2 ...............................                            $24.68                                              $14.80
                                                                      ======                                              ======

                                   -- P-52 --

                                                                                  Seligman          Seligman          Seligman
                                                  Seligman       Seligman      Global Smaller        Global          High-Yield
                                                  Frontier     Global Growth      Companies        Technology           Bond
                                                  Portfolio      Portfolio        Portfolio         Portfolio         Portfolio
                                                -----------       ----------      -----------      -----------       -----------
ASSETS:
Investments, at value (see
   portfolios of investments):
Long-term holdings .......................      $16,085,592       $7,778,836      $13,165,692      $24,440,491       $14,611,905
                                                -----------       ----------      -----------      -----------       -----------
Short-term holdings ......................        1,700,000               --               --               --                --
Total Investments ........................       17,785,592        7,778,836       13,165,692       24,440,491        14,611,905
Cash .....................................           88,343        1,138,913        1,165,041        4,409,797            61,620
Interest and dividends receivable ........            3,621            1,913            3,696              944           438,917
Receivable from the Manager ..............               --            2,129               --               --               904
Receivable for Capital Stock sold ........            9,840            6,321            5,009           46,147                --
Receivable for securities sold ...........          120,684               --           71,831           97,590                --
Other ....................................            1,784            3,488           10,994            2,255                --
                                                -----------       ----------      -----------      -----------       -----------
Total Assets .............................       18,009,864        8,931,600       14,422,263       28,997,224        15,113,346
                                                -----------       ----------      -----------      -----------       -----------

LIABILITIES:
Payable for securities purchased .........           90,229          326,318           50,162          116,816             8,490
Payable for Capital Stock redeemed .......          883,649          232,269           18,886           50,989                --
Payable to the Manager ...................              881               --           20,676           24,330             6,390
Unrealized depreciation on foreign
   currencies and forward
   currency contracts ....................               --               46               --               --                --
Accrued expenses and other ...............           23,875           25,148           22,775           35,517            18,370
                                                -----------       ----------      -----------      -----------       -----------
Total Liabilities ........................          998,634          583,781          112,499          227,652            33,250
                                                -----------       ----------      -----------      -----------       -----------
Net Assets ...............................      $17,011,230       $8,347,819      $14,309,764      $28,769,572       $15,080,096
                                                ===========       ==========      ===========      ===========       ===========

COMPOSITION OF NET ASSETS:
Capital Stock, $0.001 at par .............      $     1,114       $      552      $       994      $     1,429       $     1,727
Additional paid-in-capital ...............       14,382,728        5,057,784       11,524,766       28,988,702        21,923,994
Undistributed/accumulated net
   investment income (loss) ..............           (3,427)          (2,738)          (3,562)          (2,741)        2,256,072
Undistributed/accumulated
   net realized gain (loss) ..............          839,623        3,006,238        1,483,443        2,575,562        (4,677,843)
Net unrealized appreciation
   (depreciation) of investments .........        1,791,192          160,130        1,698,324       (3,287,741)       (4,423,854)
Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities
   denominated in foreign currencies
   and forward currency contracts ........               --          125,853         (394,201)         494,361                --
                                                -----------       ----------      -----------      -----------       -----------
Net Assets ...............................      $17,011,230       $8,347,819      $14,309,764      $28,769,572       $15,080,096
                                                ===========       ==========      ===========      ===========       ===========
   Class 1 ...............................      $17,011,230       $8,347,819      $14,309,764      $25,369,703       $15,080,096
   Class 2 ...............................                                                         $ 3,399,869
Shares of Capital Stock Outstanding
   Class 1 ...............................        1,114,480          552,373          993,794        1,259,883         1,726,702
   Class 2 ...............................                                                             168,840
Net Asset Value per Share
   Class 1 ...............................           $15.26           $15.11           $14.40           $20.14             $8.73
                                                     ======           ======           ======           ======             =====
   Class 2 ...............................                                                              $20.14
                                                                                                        ======

--------------------------------------------------------------------------------
                                                               December 31, 2000
--------------------------------------------------------------------------------

                                                                   Seligman         Seligman         Seligman         Seligman
                                                  Seligman       International      Large-Cap        Large-Cap        Small-Cap
                                                   Income           Growth           Growth            Value            Value
                                                  Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                                                 ----------       ----------       ----------       ----------       -----------
ASSETS:
Investments, at value (see
   portfolios of investments):
Long-term holdings .......................       $5,488,221       $7,023,706       $4,888,687       $5,787,422       $16,320,295
Short-term holdings ......................               --               --          350,000               --           525,000
                                                 ----------       ----------       ----------       ----------       -----------
Total Investments ........................        5,488,221        7,023,706        5,238,687        5,787,422        16,845,295
Cash .....................................          198,856          515,266           29,840          277,107            19,379
Interest and dividends receivable ........           28,127            1,526            3,519           12,716             3,483
Receivable from the Manager ..............               --           15,357            8,596            3,545             4,127
Receivable for Capital Stock sold ........               --            1,712            1,541           18,399            87,641
Receivable for securities sold ...........               --               --           78,976               --                --
Other ....................................               --           11,362               --               --                --
                                                 ----------       ----------       ----------       ----------       -----------
Total Assets .............................        5,715,204        7,568,929        5,361,159        6,099,189        16,959,925
                                                 ----------       ----------       ----------       ----------       -----------

LIABILITIES:
Payable for securities purchased .........           36,433          384,490           88,168           27,304            75,488
Payable for Capital Stock redeemed .......           20,105            2,030            2,350            3,067           364,661
Payable to the Manager ...................            5,113            5,935            3,192            3,841            12,470
Unrealized depreciation on foreign
   currencies and forward
   currency contracts ....................               --               57               --               --                --
Accrued expenses and other ...............           14,022           26,936           12,235            8,464            12,587
Total Liabilities ........................           75,673          419,448          105,945           42,676           465,206
                                                 ----------       ----------       ----------       ----------       -----------
Net Assets ...............................       $5,639,531       $7,149,481       $5,255,214       $6,056,513       $16,494,719
                                                 ==========       ==========       ==========       ==========       ===========

COMPOSITION OF NET ASSETS:
Capital Stock, $0.001 at par .............       $      585       $      671       $      515       $      522       $     1,560
Additional paid-in-capital ...............        5,509,544        8,163,281        5,860,199        5,056,593        13,955,382
Undistributed/accumulated net
   investment income (loss) ..............          208,317          (10,865)           4,896           78,160            (1,419)
Undistributed/accumulated
   net realized gain (loss) ..............         (263,392)      (1,272,193)         183,561           33,628            (3,696)
Net unrealized appreciation
   (depreciation) of investments .........          184,477           83,765         (793,957)         887,610         2,542,892
Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities
   denominated in foreign currencies
   and forward currency contracts ........               --          184,822               --               --                --
                                                 ----------       ----------       ----------       ----------       -----------
Net Assets ...............................       $5,639,531       $7,149,481       $5,255,214       $6,056,513       $16,494,719
                                                 ==========       ==========       ==========       ==========       ===========
   Class 1 ...............................       $5,639,531       $7,149,481       $5,255,214       $6,056,513       $16,494,719
   Class 2 ...............................
Shares of Capital Stock Outstanding
   Class 1 ...............................          584,592          671,342          514,644          522,461         1,559,570
   Class 2 ...............................
Net Asset Value per Share
   Class 1 ...............................            $9.65           $10.65           $10.21           $11.59            $10.58
                                                      =====           ======           ======           ======            ======
   Class 2 ...............................

---------------
See Notes to Financial Statements.
                                    -- P-53--

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

                                                                                                                      Seligman
                                                                                    Seligman        Seligman       Communications
                                                  Seligman         Seligman           Cash           Common              and
                                                    Bond            Capital        Management         Stock          Information
                                                  Portfolio        Portfolio        Portfolio       Portfolio         Portfolio
                                                  ---------       ----------       ----------      -----------      ------------
INVESTMENT INCOME:
Interest .................................         $383,798       $  157,382         $799,641      $    27,408       $   616,254
Dividends* ...............................               --          119,687               --          487,720           200,272
                                                   --------       ----------         --------      -----------       -----------
Total Investment Income ..................          383,798          277,069          799,641          515,128           816,526
                                                   --------       ----------         --------      -----------       -----------
EXPENSES:
Management fee ...........................           22,477          168,626           51,819          156,798         1,546,354
Auditing fee .............................            8,027           20,553            7,758           19,116            79,088
Directors' fees and expenses .............            4,624            4,803            6,658            5,093             6,641
Legal fee ................................            2,949            6,824            4,780            5,187            20,667
Custody and related services .............            2,766           25,049           11,600           35,063            64,586
Registration .............................            3,278            5,152            4,764            4,913            17,680
Shareholder reports and
   communications ........................            1,655            4,840            2,100            4,517            17,737
Shareholder account services .............               --            8,895               --               --            28,878
Distribution and service
   fees -- Class 2 .......................               --              625               --               --             8,039
Miscellaneous ............................            1,222            3,407            4,093            5,213            14,142
                                                   --------       ----------         --------      -----------       -----------
Total Expenses Before Waiver/
   Reimbursement .........................           46,998          248,774           93,572          235,900         1,803,812
Waiver/reimbursement of
   expenses ..............................          (13,276)              --          (93,572)              --                --
                                                   --------       ----------         --------      -----------       -----------
Total Expenses After Waiver/
   Reimbursement .........................           33,722          248,774               --          235,900         1,803,812
                                                   --------       ----------         --------      -----------       -----------
Net Investment Income (Loss) .............          350,076           28,295          799,641          279,228          (987,286)
                                                   --------       ----------         --------      -----------       -----------
NET REALIZED AND
   UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
Net realized gain (loss) on
   investments ...........................         (115,348)      11,018,398             (107)       2,170,179        17,691,316
Net realized loss from foreign
   currency transactions .................               --               --               --               --                --
Net change in unrealized
   appreciation/depreciation
   of investments ........................          330,845       (9,230,182)              --       (6,574,404)      (93,120,418)
Net change in unrealized
   appreciation/depreciation on
   translation of assets and liabilities
   denominated in foreign currencies
   and forward currency contracts ........               --               --               --               --                --
                                                   --------       ----------         --------      -----------       -----------
Net Gain (Loss) on Investments
   and Foreign Currency
   Transactions ..........................          215,497        1,788,216             (107)      (4,404,225)      (75,429,102)
                                                   --------       ----------         --------      -----------       -----------
Increase (Decrease) in Net
   Assets from Operations ................         $565,573       $1,816,511         $799,534      $(4,124,997)     $(76,416,388)
                                                   ========       ==========         ========      ===========      ============

--------------------
*Net of foreign tax withheld as follows:           $     --       $       --         $     --      $     5,251      $        186
See Notes to Financial Statements.

                                   -- P-54 --

                                                                                   Seligman         Seligman          Seligman
                                                  Seligman        Seligman      Global Smaller       Global          High-Yield
                                                  Frontier      Global Growth      Companies       Technology           Bond
                                                  Portfolio       Portfolio        Portfolio        Portfolio         Portfolio
                                                -----------      -----------      -----------      -----------       -----------
INVESTMENT INCOME:
Interest .................................      $    30,186      $    11,183      $    48,169      $   204,867       $ 2,144,348
Dividends* ...............................           18,927           57,640          123,169           60,111           258,919
                                                -----------      -----------      -----------      -----------       -----------
Total Investment Income ..................           49,113           68,823          171,338          264,978         2,403,267
                                                -----------      -----------      -----------      -----------       -----------

EXPENSES:
Management fee ...........................          168,987           94,384          185,980          316,305           102,563
Auditing fee .............................           13,413            9,407           12,596           17,351            12,795
Directors' fees and expenses .............            4,843            4,754            4,767            4,836             4,913
Legal fee ................................            3,889            3,285            4,015            5,725             3,983
Custody and related services .............           65,094           32,498           34,814           34,576            26,338
Registration .............................            4,107            4,862            5,314           10,327             4,309
Shareholder reports and
   communications ........................            3,043            1,994            2,621            3,766             2,898
Shareholder account services .............               --               --               --           18,358                --
Distribution and service
   fees -- Class 2 .......................               --               --               --            1,795                --
Miscellaneous ............................            2,487            9,843            7,527            2,322             2,154
                                                -----------      -----------      -----------      -----------       -----------
Total Expenses Before Waiver/
   Reimbursement .........................          265,863          161,027          257,634          415,361           159,953
Waiver/reimbursement of
   expenses ..............................          (51,806)         (28,897)              --               --           (16,378)
                                                -----------      -----------      -----------      -----------       -----------
Total Expenses After Waiver/
   Reimbursement .........................          214,057          132,130          257,634          415,361           143,575
                                                -----------      -----------      -----------      -----------       -----------
Net Investment Income (Loss) .............         (164,944)         (63,307)         (86,296)        (150,383)        2,259,692
                                                -----------      -----------      -----------      -----------       -----------
NET REALIZED AND
   UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
Net realized gain (loss) on
   investments ...........................        1,269,407        3,546,035        1,635,867        3,188,559        (2,523,874)
Net realized loss from foreign
   currency transactions .................               --         (475,498)        (161,603)        (443,395)               --
Net change in unrealized
   appreciation/depreciation
   of investments ........................       (3,607,941)      (4,473,781)      (3,534,739)     (12,355,108)       (1,474,956)
Net change in unrealized
   appreciation/depreciation on
   translation of assets and liabilities
   denominated in foreign currencies
   and forward currency contracts ........               --          229,684         (438,248)         441,841                --
                                                -----------      -----------      -----------      -----------       -----------
Net Gain (Loss) on Investments
   and Foreign Currency
   Transactions ..........................       (2,338,534)      (1,173,560)      (2,498,723)      (9,168,103)       (3,998,830)
                                                -----------      -----------      -----------      -----------       -----------
Increase (Decrease) in Net
   Assets from Operations ................      $(2,503,478)     $(1,236,867)     $(2,585,019)     $(9,318,486)      $(1,739,138)
                                                ===========      ===========      ===========      ===========       ===========

--------------------
*Net of foreign tax withheld as follows:        $       302      $     6,118      $    12,064      $     3,715       $        --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
                                            For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                                  Seligman         Seligman         Seligman
                                                  Seligman      International      Large-Cap        Large-Cap         Small-Cap
                                                   Income          Growth           Growth           Value              Value
                                                  Portfolio       Portfolio        Portfolio        Portfolio         Portfolio
                                                  ---------      -----------      -----------      -----------       -----------
INVESTMENT INCOME:
Interest .................................        $ 204,859      $    21,733      $    27,457      $        --        $    9,710
Dividends* ...............................           52,793           50,998           22,457          121,675            49,068
                                                  ---------      -----------      -----------      -----------       -----------
Total Investment Income ..................          257,652           72,731           49,914          121,675            58,778
                                                  ---------      -----------      -----------      -----------       -----------
EXPENSES:
Management fee ...........................           28,122           87,653           44,714           42,156            75,163
Auditing fee .............................            8,076            9,124            7,539            7,401             8,222
Directors' fees and expenses .............            4,666            4,562            4,850            4,792             4,785
Legal fee ................................            3,115            3,216            2,605            2,945             3,262
Custody and related services .............            5,250           63,238            9,035              583             2,410
Registration .............................            3,627            4,618            3,884            3,636             3,435
Shareholder reports and
   communications ........................            1,707            1,845            1,737            1,587             1,775
Shareholder account services .............               --               --               --               --             8,785
Distribution and service
   fees-- Class 2 ........................               --               --               --               --                --
Miscellaneous ............................            3,752            3,931            1,324            1,370             1,329
                                                  ---------      -----------      -----------      -----------       -----------
Total Expenses Before Waiver/
   Reimbursement .........................           58,315          178,187           75,688           64,470           109,166
Waiver/reimbursement of
   expenses ..............................          (16,141)         (55,490)         (30,974)         (22,314)          (34,003)
                                                  ---------      -----------      -----------      -----------       -----------
Total Expenses After Waiver/
   Reimbursement .........................           42,174          122,697           44,714           42,156            75,163
                                                  ---------      -----------      -----------      -----------       -----------
Net Investment Income (Loss) .............          215,478          (49,966)           5,200           79,519           (16,385)
                                                  ---------      -----------      -----------      -----------       -----------
NET REALIZED AND
   UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
Net realized gain (loss) on
   investments ...........................         (262,142)        (402,760)         188,316           57,632            55,566
Net realized loss from foreign
   currency transactions .................               --         (876,521)              --               --                --
Net change in unrealized
   appreciation/depreciation
   of investments ........................          (98,792)      (2,548,051)      (1,413,665)       1,097,636         2,638,611
Net change in unrealized
   appreciation/depreciation on
   translation of assets and liabilities
   denominated in foreign currencies
   and forward currency contracts ........               --          302,991               --               --                --
                                                  ---------      -----------      -----------      -----------       -----------
Net Gain (Loss) on Investments
   and Foreign Currency
   Transactions ..........................         (360,934)      (3,524,341)      (1,225,349)       1,155,268         2,694,177
                                                  ---------      -----------      -----------      -----------       -----------
Increase (Decrease) in Net
   Assets from Operations ................        $(145,456)     $(3,574,307)     $(1,220,149)     $ 1,234,787       $ 2,677,792
                                                  =========      ===========      ===========      ===========       ===========

--------------------
*Net of foreign tax withheld as follows:          $     550      $     6,865      $        92      $        --       $        --
See Notes to Financial Statements.

                                   -- P-55 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Seligman                     Seligman                     Seligman
                                                  Bond Portfolio              Capital Portfolio*       Cash Management Portfolio
                                              -----------------------    --------------------------    --------------------------
                                              Year Ended December 31,       Year Ended December 31,     Year Ended December 31,
                                              -----------------------    --------------------------    --------------------------
                                                2000          1999           2000           1999          2000          1999
                                             ----------    ----------    -----------    -----------    -----------    -----------
OPERATIONS:
Net investment income (loss).............    $  350,076    $  349,655    $    28,295    $     7,323    $   799,641    $   737,469
Net realized gain (loss) on investments..      (115,348)     (228,598)    11,018,398      7,533,936           (107)         1,233
Net realized gain (loss) from
   foreign currency transactions.........            --            --             --             --             --             --
Net change in unrealized appreciation/
   depreciation of investments...........       330,845      (454,121)    (9,230,182)     2,159,898             --             --
Netchange in unrealized appreciation/
   depreciation on translation of assets
   and liabilities denominated in foreign
   currencies and forward currency
   contracts.............................            --            --             --             --             --             --
                                             ----------    ----------    -----------    -----------    -----------    -----------
Increase (Decrease) in Net Assets
   From Operations.......................       565,573      (333,064)     1,816,511      9,701,157        799,534        738,702
                                             ----------    ----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income -- Class 1.........            --      (353,096)            --         (8,682)      (799,641)      (737,469)
Realized gain on investments:
   Class 1...............................            --            --     (1,883,592)    (6,178,894)            --             --
   Class 2...............................            --            --        (67,345)            --             --             --
                                             ----------    ----------    -----------    -----------    -----------    -----------
Decrease in Net Assets
   From Distributions....................            --      (353,096)    (1,950,937)    (6,187,576)      (799,641)      (737,469)
                                             ----------    ----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares:
   Class 1...............................     3,192,081     3,696,281     20,226,591      8,798,590     67,583,046     45,713,281
   Class 2...............................            --            --      1,892,120             --             --             --
Shares issued in payment of:
   Dividends -- Class 1..................            --       353,096             --          8,682        799,641        737,469
   Gain distributions:
   Class 1...............................            --            --      1,883,592      6,178,894             --             --
   Class 2...............................            --            --         67,345             --             --             --
                                             ----------    ----------    -----------    -----------    -----------    -----------
Total....................................     3,192,081     4,049,377     24,069,648     14,986,166     68,382,687     46,450,750
                                             ----------    ----------    -----------    -----------    -----------    -----------
Cost of shares redeemed:
   Class 1...............................    (2,222,183)   (5,736,425)   (12,738,591)   (15,054,648)   (73,675,795)   (39,360,497)
   Class 2...............................            --            --        (75,605)            --             --             --
                                             ----------    ----------    -----------    -----------    -----------    -----------
Total....................................    (2,222,183)   (5,736,425)   (12,814,196)   (15,054,648)   (73,675,795)   (39,360,497)
                                             ----------    ----------    -----------    -----------    -----------    -----------
Increase (Decrease) in Net Assets from
   Capital Share Transactions............       969,898    (1,687,048)    11,255,452        (68,482)    (5,293,108)     7,090,253
                                             ----------    ----------    -----------    -----------    -----------    -----------
Increase (Decrease) in Net Assets........     1,535,471    (2,373,208)    11,121,026      3,445,099     (5,293,215)     7,091,486

Net Assets:
Beginning of year........................     4,947,148     7,320,356     27,585,793     24,140,694     17,611,381     10,519,895
                                             ----------    ----------    -----------    -----------    -----------    -----------
End of Year..............................    $6,482,619    $4,947,148    $38,706,819    $27,585,793    $12,318,166    $17,611,381
                                             ==========    ==========    ===========    ===========    ===========    ===========

--------------------
 * The Portfolio began offering Class 2 shares on August 30, 2000. ** The Portfolio began offering Class 2 shares on May 1, 2000. See Notes to Financial Statements.

                                   -- P-56 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Seligman                    Seligman
                                                   Common Stock             Communications and
                                                     Portfolio            Information Portfolio**
                                            -------------------------   ---------------------------
                                             Year Ended December 31,      Year Ended December 31,
                                            -------------------------   ---------------------------
                                               2000           1999          2000           1999
                                            -----------   -----------   ------------   ------------
OPERATIONS:
Net investment income (loss).............   $   279,228   $   740,840    $  (987,286)  $   (733,224)
Net realized gain (loss) on investments..     2,170,179    10,832,866     17,691,316     50,179,223
Net realized gain (loss) from
   foreign currency transactions.........            --            --             --             --
Net change in unrealized appreciation/
   depreciation of investments...........    (6,574,404)   (4,409,218)   (93,120,418)    49,869,648
Netchange in unrealized appreciation/
   depreciation on translation of assets
   and liabilities denominated in foreign
   currencies and forward currency
   contracts.............................            --            --             --             --
                                            -----------   -----------   ------------   ------------
Increase (Decrease) in Net Assets
   From Operations.......................    (4,124,997)    7,164,488    (76,416,388)    99,315,647
                                            -----------   -----------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income -- Class 1.........       (11,162)     (731,802)            --             --
Realized gain on investments:
   Class 1...............................    (1,415,290)   (9,413,530)   (17,492,731)   (31,388,512)
   Class 2...............................            --            --     (1,013,510)            --
                                            -----------   -----------   ------------   ------------
Decrease in Net Assets
   From Distributions....................    (1,426,452)  (10,145,332)   (18,506,241)   (31,388,512)
                                            -----------   -----------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares:
   Class 1...............................    13,873,150    18,687,094     70,820,745     58,041,904
   Class 2...............................            --            --     14,089,125             --
Shares issued in payment of:
   Dividends -- Class 1..................        11,162       731,802             --             --
   Gain distributions:
   Class 1...............................     1,415,290     9,413,530     17,492,731     31,388,512
   Class 2...............................            --            --      1,013,510             --
                                            -----------   -----------   ------------   ------------
Total....................................    15,299,602    28,832,426    103,416,111     89,430,416
                                            -----------   -----------   ------------   ------------
Cost of shares redeemed:
   Class 1...............................   (24,313,051)  (41,136,919)   (83,705,844)   (65,675,233)
   Class 2...............................            --            --     (3,025,477)            --
                                            -----------   -----------   ------------   ------------
Total....................................   (24,313,051)  (41,136,919)   (86,731,321)   (65,675,233)
                                            -----------   -----------   ------------   ------------
Increase (Decrease) in Net Assets from
   Capital Share Transactions............    (9,013,449)  (12,304,493)    16,684,770     23,755,183
                                            -----------   -----------   ------------   ------------
Increase (Decrease) in Net Assets........   (14,564,898)  (15,285,337)   (78,237,839)    91,682,318

Net Assets:
Beginning of year........................    47,302,721    62,588,058    213,961,249    122,278,931
                                            -----------   -----------   ------------   ------------
End of Year..............................   $32,737,823   $47,302,721   $135,723,410   $213,961,249
                                            ===========   ===========   ============   ============

                                                                                  Seligman
                                                     Seligman                   Global Growth
                                                Frontier Portfolio                Portfolio
                                            -------------------------     -------------------------
                                             Year Ended December 31,       Year Ended December 31,
                                            -------------------------     -------------------------
                                                2000         1999            2000          1999
                                            -----------   -----------    -----------    -----------
OPERATIONS:
Net investment income (loss).............   $  (164,944)  $  (184,506)    $  (63,307)   $   (36,124)
Net realized gain (loss) on investments..     1,269,407       693,862      3,546,035      1,718,575
Net realized gain (loss) from
   foreign currency transactions.........            --            --       (475,498)       (54,259)
Net change in unrealized appreciation/
   depreciation of investments...........    (3,607,941)    1,462,795     (4,473,781)     2,817,010
Netchange in unrealized appreciation/
   depreciation on translation of assets
   and liabilities denominated in foreign
   currencies and forward currency
   contracts.............................            --            --        229,684       (222,964)
                                            -----------   -----------    -----------    -----------
Increase (Decrease) in Net Assets
   From Operations.......................    (2,503,478)    1,972,151     (1,236,867)     4,222,238
                                            -----------   -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income -- Class 1.........            --            --             --             --
Realized gain on investments:
   Class 1...............................            --            --       (130,681)    (1,134,348)
   Class 2...............................            --            --             --             --
                                            -----------   -----------    -----------    -----------
Decrease in Net Assets
   From Distributions....................            --            --       (130,681)    (1,134,348)
                                            -----------   -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares:
   Class 1...............................    53,005,443    23,520,563      9,426,103      3,291,118
   Class 2...............................            --            --             --             --
Shares issued in payment of:
   Dividends -- Class 1..................            --            --             --             --
   Gain distributions:
   Class 1...............................            --            --        130,681      1,134,348
   Class 2...............................            --            --             --             --
                                            -----------   -----------    -----------    -----------
Total....................................    53,005,443    23,520,563      9,556,784      4,425,466
                                            -----------   -----------    -----------    -----------
Cost of shares redeemed:
   Class 1...............................   (59,196,569)  (38,934,551)   (11,730,170)    (4,267,898)
   Class 2...............................            --            --             --             --
                                            -----------   -----------    -----------    -----------
Total....................................   (59,196,569)  (38,934,551)   (11,730,170)    (4,267,898)
                                            -----------   -----------    -----------    -----------
Increase (Decrease) in Net Assets from
   Capital Share Transactions............    (6,191,126)  (15,413,988)    (2,173,386)       157,568
                                            -----------   -----------    -----------    -----------
Increase (Decrease) in Net Assets........    (8,694,604)  (13,441,837)    (3,540,934)     3,245,458

Net Assets:
Beginning of year........................    25,705,834    39,147,671     11,888,753      8,643,295
                                            -----------   -----------    -----------    -----------
End of Year..............................   $17,011,230   $25,705,834    $ 8,347,819    $11,888,753
                                            ===========   ===========    ===========    ===========

--------------------
 * The Portfolio began offering Class 2 shares on August 30, 2000. ** The Portfolio began offering Class 2 shares on May 1, 2000. See Notes to Financial Statements.

                                   -- P-57 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                    Seligman                      Seligman                     Seligman
                                                 Global Smaller               Global Technology             High-Yield Bond
                                               Companies Portfolio                Portfolio**                  Portfolio
                                            ------------------------     -------------------------     --------------------------
                                             Year Ended December 31,      Year Ended December 31,        Year Ended December 31,
                                            ------------------------     -------------------------     --------------------------
                                                2000         1999           2000           1999           2000           1999
                                            -----------   -----------    -----------    -----------    -----------    -----------
OPERATIONS:
Net investment income (loss).............   $   (86,296)  $   (82,322)   $  (150,383)   $   (54,880)   $ 2,259,692    $ 3,099,027
Net realized gain (loss) on investments..     1,635,867       961,203      3,188,559      2,982,910     (2,523,874)    (2,143,090)
Net realized gain (loss) from foreign
   currency transactions.................      (161,603)     (191,782)      (443,395)       (34,676)            --             --
Net change in unrealized appreciation/
   depreciation of investments...........    (3,534,739)    3,647,161    (12,355,108)     7,971,407     (1,474,956)    (1,145,943)
Net change in unrealized appreciation/
   depreciation on translation of assets
   and liabilities denominated in foreign
   currencies and forward currency
   contracts.............................      (438,248)      (36,178)       441,841         10,176             --             --
                                            -----------   -----------    -----------    -----------    -----------    -----------
Increase (Decrease) in Net Assets
   From Operations.......................    (2,585,019)    4,298,082     (9,318,486)    10,874,937     (1,739,138)      (190,006)
                                            -----------   -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income -- Class 1.........            --            --             --             --         (6,950)    (3,116,594)
Realized gain on investments:
   Class 1...............................      (499,106)           --       (955,070)    (1,874,628)            --             --
   Class 2...............................            --            --       (124,689)            --             --             --
                                            -----------   -----------    -----------    -----------    -----------    -----------
Decrease in Net Assets
   From Distributions....................      (499,106)           --     (1,079,759)    (1,874,628)        (6,950)    (3,116,594)
                                            -----------   -----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:**
Proceeds from sale of shares:
   Class 1...............................     3,552,677     2,425,180     28,608,193     22,424,095      4,487,803     15,071,625
   Class 2...............................            --            --      4,526,330             --             --             --
Shares issued in payment of:
   Dividends -- Class 1..................            --            --             --             --          6,950      3,116,594
   Gain distributions:
   Class 1...............................       499,106            --        955,070      1,874,628             --             --
   Class 2...............................            --            --        124,689             --             --             --
                                            -----------   -----------    -----------    -----------    -----------    -----------
Total....................................     4,051,783     2,425,180     34,214,282     24,298,723      4,494,753     18,188,219
                                            -----------   -----------    -----------    -----------    -----------    -----------
Cost of shares redeemed:
   Class 1...............................    (6,226,540)   (7,968,678)   (16,926,767)   (17,341,656)   (14,560,577)   (20,242,419)
   Class 2...............................            --            --       (207,045)            --             --             --
                                            -----------   -----------    -----------    -----------    -----------    -----------
                                             (6,226,540)   (7,968,678)   (17,133,812)   (17,341,656)   (14,560,577)   (20,242,419)
                                            -----------   -----------    -----------    -----------    -----------    -----------
Increase (Decrease) in Net Assets from
   Capital Share Transactions............    (2,174,757)   (5,543,498)    17,080,470      6,957,067    (10,065,824)    (2,054,200)
                                            -----------   -----------    -----------    -----------    -----------    -----------
Increase in Net Assets...................    (5,258,882)   (1,245,416)     6,682,225     15,957,376    (11,811,912)    (5,360,800)

Net Assets:
Beginning of period......................    19,568,646    20,814,062     22,087,347      6,129,971     26,892,008     32,252,808
                                            -----------   -----------    -----------    -----------    -----------    -----------
End of Period............................   $14,309,764   $19,568,646    $28,769,572    $22,087,347    $15,080,096    $26,892,008
                                            ===========   ===========    ===========    ===========    ===========    ===========

-------------------
  **The Portfolio began offering Class 2 shares on May 1, 2000. ***Commencement of operations.
See Notes to Financial Statements.

                                   -- P-58 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 Seligman                        Seligman
                                                     Seligman               International Growth                 Large-Cap
                                                 Income Portfolio                Portfolio                   Growth Portfolio
                                             ------------------------     -------------------------     -------------------------
                                             Year Ended December 31,       Year Ended December 31,         Year         5/1/99***
                                             ------------------------     -------------------------       Ended            to
                                                2000          1999           2000          1999          12/31/00       12/31/99
                                             ----------    ----------     ----------    -----------     ----------     ----------
OPERATIONS:
Net investment income (loss).............    $  215,478    $  420,100      $ (49,966)   $    31,302     $    5,200     $     (524)
Net realized gain (loss) on investments..      (262,142)      779,879       (402,760)     1,862,678        188,316         (4,755)
Net realized gain (loss) from foreign
   currency transactions.................            --            --       (876,521)      (148,777)            --             --
Net change in unrealized appreciation/
   depreciation of investments...........       (98,792)     (931,859)    (2,548,051)       789,435     (1,413,665)       619,708
Net change in unrealized appreciation/
   depreciation on translation of assets
   and liabilities denominated in foreign
   currencies and forward currency
   contracts.............................            --            --        302,991       (285,019)            --             --
                                             ----------    ----------     ----------    -----------     ----------     ----------
Increase (Decrease) in Net Assets
   From Operations.......................      (145,456)      268,120     (3,574,307)     2,249,619     (1,220,149)       614,429
                                             ----------    ----------     ----------    -----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income -- Class 1.........        (8,835)     (413,971)       (90,781)            --             --             --
Realized gain on investments:
   Class 1...............................       (15,903)     (691,269)      (273,623)    (1,396,893)            --             --
   Class 2...............................            --            --             --             --             --             --
                                             ----------    ----------     ----------    -----------     ----------     ----------
Decrease in Net Assets
   From Distributions....................        24,738)   (1,105,240)      (364,404)    (1,396,893)          --               --
                                             ----------    ----------     ----------    -----------     ----------     ----------
CAPITAL SHARE TRANSACTIONS:**
Proceeds from sale of shares:
   Class 1...............................       954,328     1,887,360      3,381,024      1,464,332      6,333,690      2,683,558
   Class 2...............................            --            --             --             --             --             --
Shares issued in payment of:
   Dividends -- Class 1..................         8,835       413,971         90,781             --             --             --
   Gain distributions:
   Class 1...............................        15,903       691,269        273,623      1,396,893             --             --
   Class 2...............................            --            --             --             --             --             --
                                             ----------    ----------     ----------    -----------     ----------     ----------
Total....................................       979,066     2,992,600      3,745,428      2,861,225      6,333,690      2,683,558
                                             ----------    ----------     ----------    -----------     ----------     ----------
Cost of shares redeemed:
   Class 1...............................    (3,763,855)   (8,143,191)    (2,905,725)    (3,358,291)    (3,526,701)      (172,873)
   Class 2...............................            --            --             --             --             --             --
                                             ----------    ----------     ----------    -----------     ----------     ----------
                                             (3,763,855)   (8,143,191)    (2,905,725)    (3,358,291)    (3,526,701)      (172,873)
                                             ----------    ----------     ----------    -----------     ----------     ----------
Increase (Decrease) in Net Assets from
   Capital Share Transactions............    (2,784,789)   (5,150,591)       839,703       (497,066)     2,806,989      2,510,685
                                             ----------    ----------     ----------    -----------     ----------     ----------
Increase in Net Assets...................    (2,954,983    (5,987,711)    (3,099,008)       355,660      1,586,840      3,125,114

Net Assets:
Beginning of period......................     8,594,514    14,582,225     10,248,489      9,892,829      3,668,374        543,260
                                             ----------    ----------     ----------    -----------     ----------     ----------
End of Period............................    $5,639,531    $8,594,514     $7,149,481    $10,248,489     $5,255,214     $3,668,374
                                             ==========    ==========     ==========    ===========     ==========     ==========

                                                     Seligman                     Seligman
                                                    Large-Cap                     Small-Cap
                                                  Value Portfolio             Value Portfolio
                                             ------------------------    --------------------------
                                              Year Ended December 31,     Year Ended December 31,
                                             ------------------------    --------------------------
                                                 2000         1999           2000           1999
                                             ----------    ----------    -----------     ----------
OPERATIONS:
Net investment income (loss).............    $   79,519    $   64,106    $   (16,385)    $  (11,090)
Net realized gain (loss) on investments..        57,632        54,497         55,566        969,509
Net realized gain (loss) from foreign
   currency transactions.................            --            --             --             --
Net change in unrealized appreciation/
   depreciation of investments...........     1,097,636      (318,566)     2,638,611         68,618
Net change in unrealized appreciation/
   depreciation on translation of assets
   and liabilities denominated in foreign
   currencies and forward currency
   contracts.............................            --            --             --             --
                                             ----------    ----------    -----------     ----------
Increase (Decrease) in Net Assets
   From Operations.......................     1,234,787      (199,963)     2,677,792      1,027,037
                                             ----------    ----------    -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income -- Class 1.........        (1,006)      (67,324)            --             --
Realized gain on investments:
   Class 1...............................       (40,726)           --       (216,863)      (785,429)
   Class 2...............................            --            --             --             --
                                             ----------    ----------    -----------     ----------
Decrease in Net Assets
   From Distributions....................       (41,732)      (67,324)      (216,863)      (785,429)
                                             ----------    ----------    -----------     ----------
CAPITAL SHARE TRANSACTIONS:**
Proceeds from sale of shares:
   Class 1...............................     2,996,048     4,766,032     12,973,661      3,118,001
   Class 2...............................            --            --             --             --
Shares issued in payment of:
   Dividends -- Class 1..................         1,006        67,324             --             --
   Gain distributions:
   Class 1...............................        40,726            --        216,863        785,429
   Class 2...............................            --            --             --             --
                                             ----------    ----------    -----------     ----------
Total....................................     3,037,780     4,833,356     13,190,524      3,903,430
                                             ----------    ----------    -----------     ----------
Cost of shares redeemed:
   Class 1...............................    (3,932,202)   (2,654,012)    (3,560,102)    (2,210,601)
   Class 2...............................            --            --             --             --
                                             ----------    ----------    -----------     ----------
                                             (3,932,202)   (2,654,012)    (3,560,102)    (2,210,601)
                                             ----------    ----------    -----------     ----------
Increase (Decrease) in Net Assets from
   Capital Share Transactions............      (894,422)    2,179,344      9,630,422      1,692,829
                                             ----------    ----------    -----------     ----------
Increase in Net Assets...................       298,633     1,912,057     12,091,351      1,934,437

Net Assets:
Beginning of period......................     5,757,880     3,845,823      4,403,368      2,468,931
                                             ----------    ----------    -----------     ----------
End of Period............................    $6,056,513    $5,757,880    $16,494,719     $4,403,368
                                             ==========    ==========    ===========     ==========

----------------------
  **The Portfolio began offering Class 2 shares on May 1, 2000. ***Commencement of operations.
See Notes to Financial Statements.

                                   -- P-59 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization -- Seligman Portfolios, Inc. (the "Fund") is an open-end diversified management investment company consisting of 15 separate portfolios (the Portfolios): Seligman Bond Portfolio ("Bond Portfolio"), Seligman Capital Portfolio ("Capital Portfolio"), Seligman Cash Management Portfolio ("Cash Management Portfolio"), Seligman Common Stock Portfolio ("Common Stock Portfolio"), Seligman Communications and Information Portfolio ("Communications and Information Portfolio"), Seligman Frontier Portfolio ("Frontier Portfolio"), Seligman Global Growth Portfolio ("Global Growth Portfolio"), Seligman Global Smaller Companies Portfolio ("Global Smaller Companies Portfolio"),Seligman Global Technology Portfolio ("Global Technology Portfolio"), Seligman High-Yield Bond Portfolio ("High-Yield Bond Portfolio"), Seligman Income Portfolio ("Income Portfolio"), Seligman International Growth Portfolio ("International Growth Portfolio"), Seligman Large-Cap Growth Portfolio ("Large-Cap Growth Portfolio"), Seligman Large-Cap Value Portfolio ("Large-Cap Value Portfolio"), and Seligman Small-Cap Value Portfolio ("Small-Cap Value Portfolio"), each designed to meet different investment goals. Shares of the Fund are provided as an investment medium for variable annuity separate accounts established and offered by various insurance companies, and effective March 24, 2000, shares of the Fund are available as an investment vehicle of variable life insurance separate accounts.

2. Multiple Classes of Shares -- Effective May 1, 2000, the Fund began offering a second class of shares, Class 2 shares of each Portfolio, in addition to the class of shares that have been offered since inception. All shares existing prior to May 1, 2000, have been classified as Class 1 shares. Class 2 shares pay an annual 12b-1 fee of up to 0.25% of average daily net assets. Class 1 shares do not pay 12b-1 fees. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

   a. Security Valuation --Investments in US Government andGovernment Agency securities, bonds, asset-backed securities, convertible securities, and stocks are valued at the most current market values or, in their absence, at fair market values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at the last sales price or, in its absence and in the case of over-the-counter securities, at the mean of closing bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost. Investments held by Cash Management Portfolio are generally valued using the amortized cost method which approximates fair value. Investments of certain other funds in the Seligman Group of Investment Companies purchased to offset the Cash Management Portfolio's liability for deferred directors' fees are valued at current net asset values.

   b. Foreign Securities -- The Portfolios may invest up to 10% of their total assets in foreign securities (except Global Growth Portfolio, Global Smaller Companies Portfolio, Global Technology Portfolio, and International Growth Portfolio, (together, the "Seligman International Portfolios"), which may invest up to 100% of their total assets in foreign securities). Investments in foreign securities will usually be denominated in foreign currencies, and the Portfolios may temporarily hold funds in foreign currencies. The Portfolios may also invest in US dollar-denominated American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Global Depositary Shares ("GDSs"). ADRs and ADSs are issued by domestic banks or trust companies and evidence ownership of securities issued by foreign corporations. ADRs and ADSs are traded on United States exchanges or over-the-counter and are not included in the 10% limitation. EDRs,GDRs,and GDSs are receipts similar to ADRs and ADSs and are typically issued by foreign banks or trust companies and traded in Europe. The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

     (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
    (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

      The net asset values per share of Portfolios which invest in securities denominated in foreign currencies will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, to be distributed to shareholders of the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios' books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

                                   -- P-60 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Portfolios separate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolios. Similarly, the Portfolios separate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

   c. Forward Currency Contracts -- The Seligman International Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions. For federal income tax purposes, certain open forward currency contracts are treated as sold during the fiscal year and any gains or losses are recognized immediately. As a result, the amount of income distributable to shareholders may vary from the amount recognized for financial statement purposes.

   d. Federal Taxes -- The Portfolios' policy is to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of their taxable net income and net gain realized to shareholders. Therefore, no provisions for Federal income or excise taxes are required.

   e. Security Transactions and Related Investment Income --Investment transactions are recorded on trade dates. Interest income is recorded on the accrual basis. The Portfolios amortize market discounts and premiums on purchases of portfolio securities. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend.

   f. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses of a Portfolio are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include 12b-1 fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended December 31, 2000, 12b-1 fees were the only class-specific expenses.

   g.  Repurchase   Agreements   --The  Portfolios  may  enter  into  repurchase
   agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities purchased subject to repurchase agreements are deposited with the Portfolios' custodians and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

   h. Expense Allocations -- Expenses directly attributable to each Portfolio are charged to such Portfolio, and expenses that are applicable to more than one Portfolio are allocated among them.

   i. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Portfolios.

4. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2000, were as follows:

           Portfolio                           Purchases              Sales
           ---------                           ---------           -----------
           Bond                              $  2,978,285          $  3,055,856
           Capital                             99,216,855            89,451,867
           Common Stock                        18,370,693            27,610,315
           Communications and Information     204,359,978           211,531,977
           Frontier                            33,224,941            41,294,790

                                   -- P-61 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

               Portfolio                         Purchases              Sales
               ---------                         ---------           -----------
               Global Growth                     $11,644,397         $14,378,987
               Global Smaller Companies           14,888,998          18,441,484
               Global Technology                  50,291,190          38,279,107
               High-Yield Bond                     5,685,172          12,044,489
               Income                              3,717,889           6,232,193
               International Growth               23,789,902          23,212,023
               Large-Cap Growth                   13,174,616          10,272,767
               Large-Cap Value                     2,229,821           3,228,440
               Small-Cap Value                    12,492,517           3,228,677

   For the year ended December 31, 2000, purchases and sales of US Government obligations were $1,536,362 and $99,939, respectively, for the Bond Portfolio, and $497,637 and $814,206, respectively, for the Income Portfolio.

   Identified cost of investments sold is used for both financial statement and federal income tax purposes.

   At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency transactions, were as follows:

                                                 Unrealized         Unrealized
               Portfolio                        Appreciation       Depreciation
               ---------                        ------------       ------------
               Bond                              $   187,161        $    51,305
               Capital                             4,871,952          5,380,934
               Common Stock                        8,408,919          3,680,277
               Communications and Information     10,797,084         31,598,556
               Frontier                            3,354,967          1,563,775
               Global Growth                         879,890            593,074
               Global Smaller Companies            3,330,851          2,029,330
               Global Technology                   1,765,059          4,558,464
               High-Yield Bond                       212,154          4,636,008
               Income                                731,429            546,952
               International Growth                  672,050            401,759
               Large-Cap Growth                      315,131          1,109,088
               Large-Cap Value                     1,213,700            326,090
               Small-Cap Value                     3,337,589            794,697

5. Management Fee, Administrative Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager's fee, which is calculated daily and payable monthly, is equal to 0.40%, on an annual basis, of each of Bond, Capital, Cash Management, Common Stock, and Income Portfolios' daily net assets; equal to 0.75%, on an annual basis, of each of Communications and Information and Frontier Portfolios' daily net assets; equal to 1.00%, on an annual basis, of each of the Seligman International Portfolios' daily net assets; and equal to 0.50%, on an annual basis, of High-Yield Bond Portfolio's daily net assets. The Manager's fee for the Large-Cap Growth Portfolio is equal to 0.70% per annum of the first $1 billion of average daily net assets, 0.65% per annum of the next $1 billion, and 0.60% per annum in excess of $2 billion of average daily net assets of the Portfolio. The Manager's fee for the Large-Cap Value Portfolio is equal to 0.80% per annum of the first $500 million of average daily net assets, 0.70% per annum of the next $500 million of average daily net assets, and 0.60% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager's fee for the Small-Cap Value Portfolio is equal to 1.00% per annum of the first $500 million of average daily net assets, 0.90% per annum of the next $500 million of average daily net assets, and 0.80% per annum in excess of $1 billion of average daily net assets of the Portfolio.

   Effective July 1, 1998, Henderson Investment Management Limited (the "Subadviser") became adviser to the Seligman International Portfolios responsible for furnishing investment advice, research, and assistance with respect to their non-US investments. Under the subadvisory agreement, the Manager paid the Subadviser a subadvisory fee for each of the Seligman
International Portfolios at a rate of 0.50% per annum of the average monthly assets under the Subadviser's supervision. The Subadivser is a wholly owned subsidiary of Henderson plc, which is an indirect subsidiary of Amp Limited, an Australian life insurance and financial services company.

                                   -- P-62 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   On January 21,  2000,  pursuant  to  authorization  from the Fund's  Board of
Directors, the Manager gave notice to the Subadviser of its termination, effective as of the close of business on March 31, 2000, of the subadvisory agreement between the Manager and the Subadviser with respect to Seligman Global Growth Portfolio, Seligman Global Technology Portfolio, and Seligman International Growth Portfolio (the "Global Portfolios"). During the notice period, the Subadviser continued to provide the Global Portfolios with investment advice, research and assistance with respect to their non-US investments, subject to the Manager's overall supervision. Following the close of business on March 31, 2000, the Manager assumed full responsibility for the non-US investments of the Global Portfolios. The Subadviser continues to act as subadviser with respect to Seligman Global Smaller Companies Portfolio's non-US investments.

   The Manager has agreed to reimburse expenses, other than the management and 12b-1 fees, that exceed 0.20% per annum of the average daily net assets of each of Bond, Capital, Common Stock, Communications and Information, Frontier, High-Yield Bond and Income Portfolios. The Manager, at its discretion and until it determines otherwise, has elected to waive all of its fee for, and reimburse all of the expenses of the Cash Management Portfolio. The Manager has agreed to reimburse expenses, other than the management and 12b-1 fees, which exceed 0.40% per annum of the average daily net assets of each of the Seligman International Portfolios. The Manager, at its discretion, has also agreed to reimburse all expenses, other than the management and 12b-1 fees, of the Large-Cap Growth, Large-Cap Value and Small-Cap Value Portfolios. The amounts of these reimbursements for the year ended December 31, 2000 are disclosed in the Statements of Operations.

   Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager.

   Seligman Advisors, Inc. (the "Distributor"), a subsidiary of the Manager, acts as distributor of shares of the Fund and of contracts issued by variable annuity separate accounts of one insurance company and its affiliates. For the year ended December 31, 2000, the Distributor earned fees of $69,960 for distributing such contracts.

   Under a Rule 12b-1 plan (the "Plan") adopted by the Fund with respect to Class 2 shares of each Portfolio, insurance companies or their affiliates can enter into agreements with the Distributor and receive 12b-1 fees of up to 0.25%, on an annual basis, of the average daily net assets of Class 2 shares attributable to the particular insurance company for providing, among other things, personal services and/or the maintenance of shareholder accounts. Such fees are paid quarterly by each Portfolio to Seligman Advisors pursuant to the Plan. For the period ended December 31, 2000, fees incurred under the Plan aggregated $625 and $8,039, or 0.25% per annum and $1,795, or 0.15% per annum of the average daily net assets of Class 2 shares of Capital Portfolio,
Communications and Information Portfolio and Global Technology Portfolio, respectively.

   Certain officers and directors of the Fund are officers or directors of the Manager and the Distributor.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances at December 31, 2000, are included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. Capital Loss Carryforward -- At December 31, 2000, the Bond, High-Yield Bond, Income and International Growth Portfolios had net capital loss carryforwards for federal income tax purposes of $343,082, $4,441,159, $189,916 and $1,085,996, respectively, which are available for offset against future taxable net capital gains. These net capital loss carryforwards expiring in various amounts through 2008. Accordingly, no capital gain distributions are expected to be paid to shareholders of these portfolios until net capital gains have been realized in excess of the available capital loss carryforwards.

7. Outstanding Forward Exchange Currency Contracts -- At December 31, 2000, the Fund had outstanding forward exchange currency contracts to sell foreign currencies as follows:

                                Foreign   In Exchange   Settlement      US $        Unrealized
 Contract                      Currency     for US $       Date         Value      Depreciation
 --------                      --------   -----------   ---------    ---------     -----------
GLOBAL GROWTH PORTFOLIO
Sales:
British pounds ...............   20,599      30,801       1/2/01      30,826         $   (26)
British pounds ...............   17,082      25,543       1/3/01      25,563             (20)
Hong Kong dollars ............  223,505      28,655       1/2/01      28,655              --
                                                                                     -------
                                                                                     $   (46)
                                                                                     =======
INTERNATIONAL GROWTH PORTFOLIO
Sales:
British pounds ...............   25,848      38,651       1/2/01      38,682         $   (31)
British pounds ...............   21,400      31,999       1/3/01      32,025             (26)
                                                                                     -------
                                                                                     $   (57)
                                                                                     =======

                                   -- P-63 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Capital Stock Transactions -- At December 31, 2000, there were 20,000,000 shares of Capital Stock authorized for each of Global Growth, Global Technology, Large-Cap Growth, Large-Cap Value, and Small-Cap Value Portfolios; 80,000,000 shares for each of Bond, Capital, Global Smaller Companies, International Growth, and Income Portfolios; and 100,000,000 shares for each of Cash
Management, Common Stock, Communications and Information, Frontier, and High-Yield Bond Portfolios, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

                                          Bond                           Capital                      Cash Management
                                        Portfolio                       Portfolio                        Portfolio
                                 -----------------------   ------------------------------------   -----------------------
                                                                   Class 1             Class 2
                                                           -----------------------    ---------
                                 Year Ended December 31,   Year Ended December 31,    8/30/00*    Year Ended December 31,
                                 -----------------------   -----------------------                -----------------------
                                  2000            1999      2000            1999    to 12/31/00    2000            1999
                                 -------        --------   -------         -------  -----------   -----------------------
Sale of shares ..............    330,153         368,413   743,027         401,662       63,845   67,583,435   45,713,281
Shares issued in payment
   of dividends .............         --          37,845        --             408           --      799,641      737,469
Shares issued in payment
   of gain distributions ....         --              --    73,635         290,498        2,634           --           --
                                --------        --------  --------        --------       ------  -----------  -----------
Total .......................    330,153         406,258   816,662         692,568       66,479   68,383,076   46,450,750
                                --------        --------  --------        --------       ------  -----------
Shares redeemed .............   (229,491)       (577,822) (466,047)       (698,555)      (2,907) (73,675,795) (39,360,497)
                                --------        --------  --------        --------       ------  -----------  -----------
Increase (decrease) in shares    100,662        (171,564)  350,615          (5,987)      63,572   (5,292,719)   7,090,253
                                ========        ========  ========        ========       ======  ===========  ===========

                                            Common Stock          Communications and Information Portfolio
                                                                  ----------------------------------------
                                              Portfolio                    Class 1                  Class 2
                                      -----------------------     --------------------------       ---------
                                       Year Ended December 31,      Year Ended December 31,         5/1/00*
                                      -----------------------     --------------------------
                                         2000          1999          2000            1999         to 12/31/00
                                      ---------      --------     ---------         --------      -----------
Sale of shares......................    881,019       960,847     2,633,071        2,745,361        605,427
Shares issued in payment
   of dividends.....................        775        45,089            --               --             --
Shares issued in payment
   of gain distributions............     98,284       580,008     1,127,836        1,287,998         65,430
                                     ----------    ----------    ----------       ----------       --------
Total...............................    980,078     1,585,944     3,760,907        4,033,359        670,857
                                     ----------    ----------    ----------       ----------       --------
Shares redeemed..................... (1,527,300)   (2,098,043)   (3,142,388)      (3,152,170)      (142,338)
                                     ----------    ----------    ----------       ----------       --------
Increase (decrease) in shares.......   (547,222)    (512,099)       618,519          881,189        528,519
                                     ==========    ==========    ==========       ==========       ========

                                              Frontier                  Global Growth                 Global Smaller
                                              Portfolio                   Portfolio                 Companies Portfolio
                                      -----------------------      -----------------------     ---------------------------
                                        Year Ended December 31,     Year Ended December 31,       Year Ended December 31,
                                      ------------------------     -----------------------     ---------------------------
                                         2000         1999          2000          1999           2000             1999
                                      ---------   ------------     --------       --------     --------          ---------
Sale of shares......................  3,038,751    1,649,550       550,559        217,292      210,989           174,796
Shares issued in payment
   of dividends.....................         --           --            --             --           --                --
Shares issued in payment
   of gain distributions............         --           --         8,497         68,170       35,124                --
                                     ----------   ----------      --------       --------     --------           -------
Total...............................  3,038,751    1,649,550       559,056        285,462      246,113           174,796
                                     ----------   ----------      --------       --------     --------           -------
Shares redeemed..................... (3,342,110)  (2,748,676)     (659,305)      (281,349)    (371,823)         (583,501)
                                     ----------   ----------      --------       --------     --------           -------
Increase (decrease) in shares.......   (303,359)  (1,099,126)     (100,249)         4,113     (125,710)         (408,705)
                                     ==========   ==========      ========       ========     ========           =======

-------------------
* Commencement of offering of shares.
                                   -- P-64 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Global Technology Portfolio                High-Yield Bond
                                      -------------------------------------
                                               Class 1              Class 2             Portfolio
                                      -----------------------     ---------     ------------------------
                                       Year Ended December 31,      5/1/00*      Year Ended December 31,
                                      -----------------------                   ------------------------
                                        2000          1999       to 12/31/00       2000          1999
                                      --------    -----------    ------------   ---------      ---------
Sale of shares......................  1,003,883     1,185,726       171,741       486,316      1,398,390
Shares issued in payment
   of dividends.....................         --            --            --           792        325,663
Shares issued in payment
   of gain distributions............     45,785        77,240         5,980            --             --
                                      ---------     ---------     ---------    ----------     ----------
Total...............................  1,049,668     1,262,966       177,721       487,108      1,724,053
                                      ---------     ---------     ---------    ----------     ----------
Shares redeemed.....................   (595,418)     (899,796)       (8,881)   (1,563,213)    (1,887,102)
                                      ---------     ---------     ---------    ----------     ----------
Increase (decrease) in shares.......    454,250       363,170       168,840    (1,076,105)      (163,049)
                                      =========     =========     =========    ==========     ==========

                                               Income                International Growth          Large-Cap Growth
                                              Portfolio                    Portfolio                   Portfolio
                                      -----------------------      -----------------------     ------------------------
                                       Year Ended December 31,      Year Ended December 31,    Year Ended      5/1/99**
                                      -----------------------      -----------------------
                                         2000          1999           2000         1999         12/31/00     to 12/31/99
                                      ---------     ---------      --------       --------     ---------      --------
Sale of shares......................     96,861       175,401       251,107        89,554        515,577       263,099
Shares issued in payment
   of dividends.....................        912        42,285         8,687            --             --            --
Shares issued in payment
   of gain distributions............      1,641        70,610        26,184        89,832             --            --
                                       --------      --------      --------      --------       --------      --------
Total...............................     99,414       288,296       285,978       179,386        515,577       263,099
                                       --------      --------      --------      --------       --------      --------
Shares redeemed.....................   (382,273)     (745,147)     (231,080)     (206,695)      (302,659)     (15,699)
                                       --------      --------      --------      --------       --------      --------
Increase (decrease) in shares.......   (282,859)     (456,851)       54,898       (27,309)       212,918       247,400
                                       ========      ========      ========      ========       ========      ========

                                           Large-Cap Value             Small-Cap Value
                                              Portfolio                   Portfolio
                                      -----------------------      -----------------------
                                       Year Ended December 31,     Year Ended December 31,
                                      -----------------------      -----------------------
                                         2000          1999          2000           1999
                                      ---------     ---------      --------       --------
Sale of shares......................    308,400       486,900     1,373,011        400,968
Shares issued in payment
   of dividends.....................         91         7,447            --             --
Shares issued in payment
   of gain distributions............      3,706            --        22,685         39,088
                                       --------      --------     ---------       --------
Total...............................    312,197       494,347     1,395,696        440,056
                                       --------      --------     ---------       --------
Shares redeemed.....................   (410,367)     (271,884)     (381,387)      (117,123)
                                       --------      --------     ---------       --------
Increase (decrease) in shares.......    (98,170)      222,463     1,014,309        322,933
                                       ========      ========     =========       ========

-------------------
  * Commencement of offering of shares.
 ** Commencement of operations.

9. Committed Line of Credit --All of the Portfolios, except the Cash Management Portfolio, are participants in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Portfolio's borrowings are limited to 10% (5% for the Seligman International Portfolios) of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Portfolio incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2000, none of the Portfolios borrowed from the credit facility.
                                   -- P-65 --

                            Seligman Portfolios, Inc.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

   The tables below are intended to help you understand the financial performance of each Class of each Portfolio for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calcuated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any administrative fees or asset-based sales charges that are associated with variable annuity and variable life insurance contracts, and are not annualized for periods of less than one year.

                                                                                 Bond Portfolio
                                                          ------------------------------------------------------------
                                                                             Year Ended December 31,
                                                          ------------------------------------------------------------
                                                            2000         1999         1998          1997         1996
                                                          --------      ------       ------        ------       ------
PER SHARE DATA:
Net Asset Value, Beginning of Year ...................      $ 9.27      $10.38       $10.24        $ 9.89       $10.44
                                                            ------      ------       ------        ------       ------
Income from Investment Operations:
Net investment income ................................        0.60        0.64         0.59          0.54         0.56
Net realized and unrealized gain (loss) on investments        0.35       (1.10)        0.25          0.35        (0.55)
                                                            ------      ------       ------        ------       ------
Total from Investment Operations .....................        0.95       (0.46)        0.84          0.89         0.01
                                                            ------      ------       ------        ------       ------
Less Distributions:
Dividends from net investment income .................          --       (0.65)       (0.59)        (0.54)       (0.56)
Distributions from net realized capital gain .........          --          --        (0.11)           --           --
                                                            ------      ------       ------        ------       ------
Total Distributions ..................................          --       (0.65)       (0.70)        (0.54)       (0.56)
                                                            ------      ------       ------        ------       ------
Net Assets Value, End of Year ........................      $10.22      $ 9.27       $10.38        $10.24       $ 9.89
                                                            ======      ======       ======        ======       ======
TOTAL RETURN: ........................................       10.25%     (4.48)%        8.20%         8.98%        0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ...............       $6,483      $4,947       $7,320        $7,232       $5,015
Ratio of expenses to average net assets ..............        0.60%       0.60%        0.60%         0.60%        0.60%
Ratio of net income to average net assets ............        6.23%       5.56%        5.58%         6.22%        5.97%
Portfolio turnover rate ..............................       63.07%      64.22%       73.31%       170.12%      199.74%
Without management fee waiver:++
Ratio of expenses to average net assets ..............        0.84%       0.71%        0.82%         0.83%        0.79%
Ratio of net income to average net assets ............        5.99%       5.45%        5.36%         5.99%        5.78%

---------------
++ The Manager, at its discretion,  reimbursed expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

                                   -- P-66 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               Capital Portfolio
                                                      -------------------------------------------------------------------
                                                                               Class 1                            Class 2
                                                      ----------------------------------------------------------  -------
                                                                       Year Ended December 31,                    8/30/00*
                                                      ----------------------------------------------------------     to
                                                        2000        1999        1998        1997         1996     12/31/00
                                                      ---------    --------    --------   --------     ---------  --------
PER SHARE DATA:
Net Asset Value, Beginning of Period .................   $23.90      $20.81      $18.10     $16.01      $14.91    $33.31
                                                         ------      ------      ------     ------      ------    ------
Income from Investment Operations:
Net investment income ................................     0.02        0.01        0.04       0.03        0.04     (0.05)
Net realized and unrealized gain (loss) on investments     2.06       10.21        3.89       3.35        2.12     (7.28)
                                                         ------      ------      ------     ------      ------    ------
Total from Investment Operations .....................     2.08       10.22        3.93       3.38        2.16     (7.33)
                                                         ------      ------      ------     ------      ------    ------
Less Distributions:
Dividends from net investment income .................       --       (0.01)      (0.04)     (0.03)      (0.04)       --
Distributions from net realized capital gain .........    (1.30)      (7.12)      (1.18)     (1.26)      (1.02)    (1.30)
                                                         ------      ------      ------     ------      ------    ------
Total Distributions ..................................    (1.30)      (7.13)      (1.22)     (1.29)      (1.06)    (1.30)
                                                         ------      ------      ------     ------      ------    ------
Net Assets Value, End of Period ......................   $24.68      $23.90      $20.81     $18.10      $16.01    $24.68
                                                         ======      ======      ======     ======      ======    ======
TOTAL RETURN: ........................................     8.50%      53.35%      22.19%     21.31%      14.51%   (22.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .............   $37,138     $27,586     $24,141    $20,400     $14,313    $1,569
Ratio of expenses to average net assets ..............     0.59%       0.59%       0.60%      0.60%       0.59%     0.84%+
Ratio of net income to average net assets ............     0.07%       0.03%       0.19%      0.16%       0.29%    (0.66)%+
Portfolio turnover rate ..............................   230.42%     172.88%     130.86%     93.97%      88.78%   230.42%@
Without management fee waiver:++
Ratio of expenses to average net assets ..............                                        0.62%
Ratio of net income to average net assets ............                                        0.14%

                                                                               Cash Management Portfolio
                                                          -------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                          -------------------------------------------------------------------
                                                           2000            1999            1998            1997         1996
                                                          ------          ------          ------          ------       ------
PER SHARE DATA:
Net Asset Value, Beginning of Year ......                 $1.000          $1.000          $1.000          $1.000       $1.000
                                                          ------          ------          ------          ------       ------
Income from Investment Operations:
Net investment income ...................                  0.062           0.050           0.053           0.054        0.053
                                                          ------          ------          ------          ------       ------
Total from Investment Operations ........                  0.062           0.050           0.053           0.054        0.053
                                                          ------          ------          ------          ------       ------
Less Distributions:
Distributions from net investment income                  (0.062)         (0.050)         (0.053)        (0.054)       (0.053)
                                                          ------          ------          ------          ------       ------
Total Distributions .....................                 (0.062)         (0.050)         (0.053)         (0.054)      (0.053)
                                                          ------          ------          ------          ------       ------
Net Assets Value, End of Year ...........                 $1.000          $1.000          $1.000          $1.000       $1.000
                                                          ======          ======          ======          ======       ======
TOTAL RETURN: ...........................                   6.38%           5.07%           5.42%           5.52%        5.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ..                 $12,318         $17,611         $10,520          $8,635       $9,755
Ratio of expenses to average net assets .                     --              --              --              --           --
Ratio of net income to average net assets                   6.17%           4.99%           5.30%           5.39%        5.30%
Without management fee waiver and
     expense reimbursement:++
Ratio of expenses to average net assets .                   0.72%           0.65%           0.67%           0.79%        0.63%
Ratio of net income to average net assets                   5.45%           4.34%           4.63%           4.60%        4.67%

-----------------
 * Commencement of offering of shares.
 + Annualized.
++ The Manager, at its discretion,  reimbursed expenses and/or waived management fees for certain periods presented.
 @ For the year ended December 31, 2000.
See Notes to Financial Statements.
                                   -- P-67 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                             Common Stock  Portfolio
                                                     --------------------------------------------------------------
                                                                             Year Ended December 31,
                                                     --------------------------------------------------------------
                                                       2000           1999            1998            1997         1996
                                                     ------          ------          ------          ------       ------
PER SHARE DATA:
Net Asset Value, Begining of Year.................   $16.61          $18.63          $16.28          $15.92       $15.44
                                                     ------          ------          ------          ------       ------
Income from Investment Operations:
Net investment income..............................    0.12            0.32            0.29            0.33         0.34
Net realized and unrealized gain (loss)
  on investments...................................   (1.86)           2.03            3.61            3.01         2.79
                                                     ------          ------          ------          ------       ------
Total from Investment Operations...................   (1.74)           2.35            3.90            3.34         3.13
                                                     ------          ------          ------          ------       ------
Less Distributions:
Dividends from net investment income...............   (0.01)          (0.32)          (0.31)          (0.32)       (0.34)
Distributions from net realized capital gain.......   (0.63)          (4.05)          (1.24)          (2.66)       (2.31)
                                                     ------          ------          ------          ------       ------
Total Distributions................................   (0.64)          (4.37)          (1.55)          (2.98)       (2.65)
                                                     ------          ------          ------          ------       ------
Net Assets Value, End of Year......................  $14.23          $16.61          $18.63          $16.28       $15.92
                                                     ======          ======          ======          ======       ======
TOTAL RETURN:                                        (10.53)%         13.15%          24.16%          21.31%       20.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted).............   $32,738        $47,303         $62,588         $50,737      $37,168
Ratio of expenses to average net assets............     0.60%          0.52%           0.52%           0.53%        0.53%
Ratio of net income to average net assets..........     0.71%          1.30%           1.61%           1.92%        1.99%
Portfolio turnover rate............................    52.01%         38.11%          55.55%          80.13%       50.33%

                                                                   Communications and Information Portfolio
                                                   -----------------------------------------------------------------------
                                                                              Class 1                              Class 2
                                                   ----------------------------------------------------------   ----------
                                                                      Year Ended December 31,                      5/1/00*
                                                   ----------------------------------------------------------        to
PER SHARE DATA:                                     2000        1999          1998         1997         1996     12/31/00
                                                   ------      ------        ------       ------       ------    ---------
Net Asset Value, Beginning of Period               $26.70      $17.14        $13.09       $14.69       $13.50      $30.61
                                                   ------      ------        ------       ------       ------      ------
Income from Investment Operations:
Net investment income (loss)                        (0.11)      (0.10)        (0.08)       (0.08)       (0.04)      (0.08)
Net realized and unrealized gain (loss)
  on investments                                    (9.45)      14.36          4.81         3.13         1.23      (13.41)
                                                   ------      ------        ------       ------       ------      ------
Total from Investment Operations                    (9.56)      14.26          4.73         3.05         1.19      (13.49)
                                                   ------      ------        ------       ------       ------      ------
Less Distributions:
Distributions from net realized capital gain        (2.32)      (4.70)        (0.68)       (4.65)          --       (2.32)
                                                   ------      ------        ------       ------       ------      ------
Total Distributions                                 (2.32)      (4.70)        (0.68)       (4.65)          --       (2.32)
                                                   ------      ------        ------       ------       ------      ------
Net Asset Value, End of Period                     $14.82      $26.70        $17.14       $13.09       $14.69      $14.80
                                                   ======      ======        ======       ======       ======      ======
TOTAL RETURN:                                      (36.19)%     85.81%        36.49%       22.22%        8.81%     (44.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)           $127,901   $213,961      $122,279      $87,633      $60,645      $7,822
Ratio of expenses to average net assets               0.87%      0.86%         0.87%        0.87%        0.87%       1.12%+
Ratio of net income (loss) to average
   net assets                                       (0.48)%    (0.51)%       (0.56)%      (0.49)%      (0.32)%     (0.61)%+
Portfolio turnover rate                             104.41%    118.16%       132.57%      277.14%      167.20%     104.41%@

--------------------
*  Commencement of offering of shares.
+  Annualized.
@  For the year ended December 31, 2000.
See Notes to Financial Statements.

                                   -- P-68 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Frontier Portfolio                                Global Growth Portfolio
                           ------------------------------------------     ----------------------------------------------
                                      Year Ended December 31,                      Year Ended December 31,       5/1/96**
                           ------------------------------------------     -----------------------------------      to
PER SHARE DATA:             2000     1999     1998     1997     1996       2000      1999     1998      1997    12/31/96
                           ------   ------   ------   ------   ------     -------   ------   ------    ------   --------
Net Asset Value,
   Beginning of Period.... $18.13   $15.55   $15.78  $14.98    $13.56     $18.22   $13.33    $11.03   $ 9.91     $10.00
                           ------   ------   ------  ------    ------     ------   ------    ------   ------     ------
Income from
   Investment Operations:
Net investment
   income (loss)..........  (0.18)   (0.10)   (0.08)  (0.08)    (0.06)     (0.13)   (0.06)    (0.01)    0.01       0.01
Net realized and
   unrealized gain
   (loss) on investments..  (2.69)    2.68    (0.15)   2.47      3.28      (2.28)    7.31      2.25     1.79       0.02
Net realized and unrealized
   gain (loss) on foreign
   currency transactions..     --       --       --      --        --      (0.46)   (0.44)     0.14    (0.56)     (0.11)
                           ------   ------   ------  ------    ------     ------   ------    ------   ------     ------
Total from Investment
   Operations.............  (2.87)    2.58    (0.23)  2.39       3.22      (2.87)    6.81      2.38     1.24      (0.08)
                           ------   ------   ------  ------    ------     ------   ------    ------   ------     ------
Less Distributions:
Dividends from net
   investment income......     --       --       --      --        --         --       --        --       --      (0.01)
Distributions from net
   realized capital gain..     --       --       --   (1.59)    (1.80)     (0.24)   (1.92)    (0.08)   (0.12)        --
                           ------   ------   ------  ------    ------     ------   ------    ------   ------     ------
Total Distributions:......     --       --       --   (1.59)    (1.80)     (0.24)   (1.92)    (0.08)   (0.12)     (0.01)
                           ------   ------   ------  ------    ------     ------   ------    ------   ------     ------
Net Asset Value,
   End of Period.......... $15.26   $18.13   $15.55  $15.78    $14.98     $15.11   $18.22    $13.33   $11.03     $ 9.91
                           ======   ======   ======  ======    ======     ======   ======    ======   ======     ======
TOTAL RETURN:              (15.83)%  16.59%   (1.46)% 16.33%    23.93%    (15.78)%  52.49%    21.60%   12.57%     (0.78)%

RATIOS/SUPPLEMENTAL
   DATA:
Net assets, end of period
   (000s omitted)......... $17,011  $25,706  $39,148 $42,973   $31,672    $8,348  $11,889    $8,643    $5,449    $1,590
Ratio of expenses to
   average net assets.....   0.95%    0.95%    0.92%   0.89%     0.92%     1.40%    1.40%     1.40%     1.40%      1.40%+
Ratio of net income (loss)
   to average net assets..  (0.73)%  (0.68)%  (0.51)% (0.49)%   (0.37)%   (0.67)%  (0.38)%   (0.06)%    0.01%      0.37%+
Portfolio turnover rate... 150.67%   57.93%   86.52% 101.68%   119.74%   125.84%   69.18%    48.99%    77.85%     12.99%
Without management fee
   waiver and expense
   reimbursement:++
Ratio of expenses to
    average net assets....   1.18%    0.96%                                  1.71%     1.45%    1.60%     2.11%    6.04%+
Ratio of net income (loss)
   to average net assets..  (0.96)%  (0.69)%                                (0.98)%   (0.43)%  (0.26)%   (0.70)%  (4.27)%+

---------------
 **Commencement of operations.
  +Annualized.
 ++The Manager,  and Seligman  Henderson,  the former subadviser to the Seligman
   International Portfolios, at their discretion, reimbursed expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

                                   -- P-69 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                            Global Smaller Companies Portfolio
                                                                   ---------------------------------------------------
                                                                                  Year Ended December 31,
                                                                   ---------------------------------------------------
PER SHARE DATA:                                                     2000        1999       1998       1997       1996
                                                                   ------      ------     ------     ------     ------
Net Asset Value, Beginning of Year...............................  $17.48      $13.62     $12.98     $12.87     $11.67
                                                                   ------      ------     ------     ------     ------
Income from Investment Operations:
Net investment income (loss).....................................   (0.09)      (0.06)     (0.01)      0.02       0.02
Net realized and unrealized gain (loss) on investments...........   (1.91)       4.10       1.02       1.17       2.31
Net realized and unrealized gain (loss) on foreign currency
  transactions...................................................   (0.56)      (0.18)     (0.17)     (0.75)     (0.16)
                                                                   ------      ------     ------     ------     ------
Total from Investment Operations.................................   (2.56)       3.86       0.84       0.44       2.17
                                                                   ------      ------     ------     ------     ------
Less Distributions:
Dividends from net investment income.............................      --          --         --      (0.02)     (0.02)
Distributions from net realized capital gain.....................   (0.52)         --      (0.20)     (0.31)     (0.95)
                                                                   ------      ------     ------     ------     ------
Total Distributions:.............................................   (0.52)         --      (0.20)     (0.33)     (0.97)
                                                                   ------      ------     ------     ------     ------
Net Asset Value, End of Year.....................................  $14.40      $17.48     $13.62     $12.98     $12.87
                                                                   ======      ======     ======     ======     ======
TOTAL RETURN:                                                      (14.63)%     28.34%      6.58%      3.43%     18.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)........................... $14,310     $19,569    $20,814    $20,505    $16,876
Ratio of expenses to average net assets..........................    1.39%       1.40%      1.40%      1.40%      1.40%
Ratio of net income (loss) to average net assets.................   (0.46)%     (0.46)%    (0.06)%     0.24%      0.23%
Portfolio turnover rate..........................................   84.86%      46.75%     66.40%     64.81%     62.31%
Without management fee waiver and expense reimbursement:++
Ratio of expenses to average net assets..........................                1.60%      1.50%      1.56%      1.90%
Ratio of net income (loss) to average net assets.................               (0.66)%    (0.16)%     0.08%     (0.27)%

                                                                                 Global Technology Portfolio
                                                                   -------------------------------------------------------
                                                                                      Class 1                           Class 2
                                                                   ---------------------------------------------------  -------
                                                                                                              5/1/96**  5/1/00*
                                                                            Year Ended December 31,             to       to
                                                                   ----------------------------------------
                                                                    2000        1999       1998       1997    12/31/96* 12/31/00
                                                                   ------      ------     ------     ------   --------  --------
PER SHARE DATA:
Net Asset Value, Beginning of Period.............................  $27.42      $13.85     $10.59     $10.32     $10.00    $30.96
                                                                   ------      ------     ------     ------     ------    ------
Income from Investment Operations:
Net investment income (loss).....................................   (0.08)      (0.09)     (0.05)      0.01         --     (0.12)
Net realized and unrealized gain (loss) on investments...........   (6.39)      16.25       3.81       2.15       0.30    (10.01)
Net realized and unrealized gain (loss) on foreign currency
  transactions...................................................   (0.01)      (0.04)      0.11      (0.19)      0.10      0.11
                                                                   ------      ------     ------     ------     ------    ------
Total from Investment Operations.................................   (6.48)      16.12       3.87       1.97       0.40    (10.02)
                                                                   ------      ------     ------     ------     ------    ------
Less Distributions:
Dividends from net investment income.............................      --          --         --      (0.01)        --        --
Distributions from net realized capital gain.....................   (0.80)      (2.55)     (0.61)     (1.69)     (0.08)    (0.80)
                                                                   ------      ------     ------     ------     ------    ------
Total Distributions:.............................................   (0.80)      (2.55)     (0.61)     (1.70)     (0.08)    (0.80)
                                                                   ------      ------     ------     ------     ------    ------
Net Asset Value, End of Period...................................  $20.14      $27.42     $13.85     $10.59     $10.32    $20.14
                                                                   ======      ======     ======     ======     ======    ======
TOTAL RETURN:                                                      (23.75)%    118.80%     36.80%     19.53%      4.01%   (25.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted).........................  $25,370     $22,087     $6,130     $3,686     $1,364    $3,400
Ratio of expenses to average net assets..........................    1.30%       1.40%      1.40%      1.40%      1.40%+    1.55%+
Ratio of net income (loss) to average net assets.................   (0.46)%     (0.51)%    (0.43)%     0.12%      0.60%+   (0.84)%+
Portfolio turnover rate..........................................  142.42%     116.88%     82.27%    167.36%     45.04%   142.42%@
Without management fee waiver and expense reimbursement:++
Ratio of expenses to average net assets..........................                1.41%      1.80%      2.10%      4.71%+
Ratio of net income (loss) to average net assets.................              (0.52)%     (0.83)%    (0.58)%    (2.71)%+

-------------
  *Commencement of offering of shares.
 **Commencement of operations.
  +Annualized.
 ++The Manager,  and Seligman  Henderson,  the former subadviser to the Seligman
   International Portfolios, at their discretion, reimbursed expenses and/or waived management fees for certain periods presented.
  @For the year ended December 31, 2000.
See Notes to Financial Statements.

                                   -- P-70 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                High-Yield Bond Portfolio
                                                                   ---------------------------------------------------
                                                                                 Year Ended December 31,
                                                                   ---------------------------------------------------
PER SHARE DATA:                                                     2000        1999       1998       1997       1996
                                                                   ------      ------     ------     ------     ------
Net Asset Value, Beginning of Year...............................  $ 9.59      $10.87     $11.87     $11.19     $10.50
                                                                   ------      ------     ------     ------     ------
Income from Investment Operations:
Net investment income............................................    1.03        1.19       1.11       0.91       0.77
Net realized and unrealized gain (loss) on investments...........   (1.89)      (1.27)     (0.99)      0.78       0.77
                                                                   ------      ------     ------     ------     ------
Total from Investment Operations.................................   (0.86)      (0.08)      0.12       1.69       1.54
                                                                   ------      ------     ------     ------     ------
Less Distributions:
Dividends from net investment income.............................        *      (1.20)     (1.11)     (0.90)     (0.77)
Distributions from net realized capital gain.....................      --          --      (0.01)     (0.11)     (0.08)
                                                                   ------      ------     ------     ------     ------
Total Distributions:.............................................      --       (1.20)     (1.12)     (1.01)     (0.85)
                                                                   ------      ------     ------     ------     ------
Net Asset Value, End of Year.....................................  $ 8.73      $ 9.59     $10.87     $11.87     $11.19
                                                                   ======      ======     ======     ======     ======
TOTAL RETURN:                                                       (8.93)%     (0.75)%     1.02%     15.09%     14.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)...........................  $15,080    $26,892     $32,253    $23,268    $11,176
Ratio of expenses to average net assets..........................    0.70%      0.70%       0.70%      0.70%      0.70%
Ratio of net income (loss) to average net assets.................   11.02%     10.33%       9.60%      9.61%      9.77%
Portfolio turnover rate..........................................   29.57%     57.05%      43.13%     74.54%    117.01%
Without management fee waiver and expense reimbursement:++
Ratio of expenses to average net assets..........................    0.78%      0.77%       0.74%      0.79%      0.88%
Ratio of net income to average net assets........................   10.94%     10.26%       9.56%      9.52%      9.59%

                                                                                      Income Portfolio
                                                                   ---------------------------------------------------
                                                                                 Year Ended December 31,
                                                                   ---------------------------------------------------
PER SHARE DATA:                                                     2000        1999       1998        1997      1996
                                                                   ------      ------     ------     ------     ------
Net Asset Value, Beginning of Year...............................  $ 9.91      $11.01     $10.80     $10.52     $10.56
                                                                   ------      ------     ------     ------     ------
Income from Investment Operations:
Net investment income (loss).....................................    0.32        0.53       0.45       0.56       0.58
Net realized and unrealized gain (loss) on investments...........   (0.54)      (0.23)      0.38       0.91       0.13
                                                                   ------      ------     ------     ------     ------
Total from Investment Operations.................................   (0.22)       0.30       0.83       1.47       0.71
                                                                   ------      ------     ------     ------     ------
Less Distributions:
Dividends from net investment income.............................   (0.01)      (0.52)     (0.46)     (0.55)     (0.58)
Distributions from net realized capital gain.....................   (0.03)      (0.88)     (0.16)     (0.64)     (0.17)
                                                                   ------      ------     ------     ------     ------
Total Distributions:.............................................   (0.04)      (1.40)     (0.62)     (1.19)     (0.75)
                                                                   ------      ------     ------     ------     ------
Net Asset Value, End of Year.....................................  $ 9.65      $ 9.91     $11.01     $10.80     $10.52
                                                                   ======      ======     ======     ======     ======
TOTAL RETURN:                                                       (2.20)%      2.87%      7.76%     14.02%      6.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)...........................   $5,640      $8,595    $14,582    $13,835    $13,717
Ratio of expenses to average net assets..........................    0.60%       0.60%      0.60%      0.60%      0.59%
Ratio of net income to average net assets........................    3.07%       3.62%      3.94%      4.71%      5.37%
Portfolio turnover rate..........................................   61.14%      75.08%     70.45%     96.99%     19.59%
Without management fee waiver and expense reimbursement:++
Ratio of expenses to average net assets..........................    0.83%       0.72%      0.61%      0.63%
Ratio of net income to average net assets........................    2.84%       3.50%      3.93%      4.68%

-------------
  *During 2000, a dividend of $0.004 per share was paid.
 ++The Manager, at its discretion,  reimbursed expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

                                   -- P-71 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights  (continued)
--------------------------------------------------------------------------------

                                                                             International Growth Portfolio
                                                                   ---------------------------------------------------
                                                                                Year Ended December 31,
                                                                   ---------------------------------------------------
PER SHARE DATA:                                                     2000        1999       1998       1997       1996
                                                                   ------      ------     ------     ------     ------
Net Asset Value, Beginning of Year...............................  $16.63      $15.37     $13.54     $12.96     $12.39
                                                                   ------      ------     ------     ------     ------
Income from Investment Operations:
Net investment income ...........................................    0.06        0.05       0.08       0.03       0.07
Net realized and unrealized gain (loss) on investments...........   (4.59)       4.59       1.90       2.11       1.13
Net realized and unrealized gain (loss) on foreign currency
  transactions...................................................   (0.88)      (0.73)      0.16      (1.06)     (0.32)
                                                                   ------      ------     ------     ------     ------
Total from Investment Operations.................................   (5.41)       3.91       2.14       1.08       0.88
                                                                   ------      ------     ------     ------     ------
Less Distributions:
Dividends from net investment income.............................   (0.14)         --      (0.15)     (0.03)     (0.07)
Distributions from net realized capital gain.....................   (0.43)      (2.65)     (0.16)     (0.47)     (0.24)
                                                                   ------      ------     ------     ------     ------
Total Distributions:.............................................   (0.57)      (2.65)     (0.31)     (0.50)     (0.31)
                                                                   ------      ------     ------     ------     ------
Net Asset Value, End of Year.....................................  $10.65      $16.63     $15.37     $13.54     $12.96
                                                                   ======      ======     ======     ======     ======
TOTAL RETURN:                                                      (32.47)%     26.64%     15.81%      8.35%      7.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)...........................   $7,150     $10,248     $9,893     $9,182     $7,242
Ratio of expenses to average net assets..........................    1.40%       1.39%      1.40%      1.40%      1.40%
Ratio of net income (loss) to average net assets.................   (0.57)%      0.33%      0.52%      0.43%      0.70%
Portfolio turnover rate..........................................  275.32%      79.17%     75.81%     89.43%     48.53%
Without management fee waiver and expense reimbursement:++
Ratio of expenses to average net assets..........................    2.03%       1.66%      1.78%      2.07%      2.30%
Ratio of net income (loss) to average net assets.................   (1.20)%      0.06%      0.14%     (0.24)%    (0.20)%

                                                      Large-Cap
                                                       Growth                Large-Cap                 Small-Cap
                                                      Portfolio           Value Portfolio           Value Portfolio
                                                    --------------  -----------------------     -----------------------
                                                    Year    5/1/99**   Year Ended     5/1/98**    Year Ended    5/1/98**
                                                    Ended     to       December 31,      to      December 31,      to
                                                                    ---------------             ---------------
PER SHARE DATA:                                   12/31/00 12/31/99   2000    1999    12/31/98   2000     1999  12/31/98
                                                   ------   ------   ------  ------   --------  ------   ------ --------
Net Asset Value, Beginning of Period........       $12.16   $10.00   $ 9.28  $ 9.66   $10.00   $ 8.08   $ 7.31   $10.00
                                                   ------   ------   ------  ------   ------   ------   ------   ------
Income from Investment Operations:
Net investment income (loss)................         0.01       --     0.14    0.10     0.04    (0.01)   (0.03)   (0.02)
Net realized and unrealized gain (loss) on
   investments..............................        (1.96)    2.16     2.25   (0.37)   (0.07)    2.66     2.49    (1.73)
                                                   ------   ------   ------  ------   ------   ------   ------   ------
Total from Investment Operations............        (1.95)    2.16     2.39   (0.27)   (0.03)    2.65     2.46    (1.75)
                                                   ------   ------   ------  ------   ------   ------   ------   ------
Less Distributions:
Dividends from net investment income........           --       --         *  (0.11)   (0.04)     --        --       --
Distributions from net realized capital gain           --       --    (0.08)     --    (0.27)   (0.15)   (1.69)   (0.94)
                                                   ------   ------   ------  ------   ------   ------   ------   ------
Total Distributions:........................           --       --    (0.08)  (0.11)   (0.31)   (0.15)   (1.69)   (0.94)
                                                   ------   ------   ------  ------   ------   ------   ------   ------
Net Asset Value, End of Period..............       $10.21   $12.16   $11.59  $ 9.28   $ 9.66   $10.58   $ 8.08   $ 7.31
                                                   ======   ======   ======  ======   ======   ======   ======   ======
TOTAL RETURN:                                      (16.04)%  21.60%   25.84%  (2.76)%  (0.26)%  33.00%   35.26%  (17.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)....        $5,255   $3,668   $6,057  $5,758   $3,845  $16,495   $4,403   $2,469
Ratio of expenses to average net assets.....         0.70%    0.70%+   0.80%   0.80%    0.80%+   1.00%    1.00%    1.00%+
Ratio of net income (loss) to average
   net assets...............................         0.08%   (0.03)%+  1.51%   1.18%    1.11%+  (0.22)%  (0.27)%  (0.34)%+
Portfolio turnover rate.....................       179.44%   56.69%   42.29%  28.01%   65.82%   42.27%   90.51%   73.87%
Without management fee waiver and
   expense reimbursement:++
Ratio of expenses to average net assets.....         1.18%    1.52%+   1.22%   1.13%    2.24%+   1.45%    1.41%    3.08%+
Ratio of net income (loss) to average
   net assets...............................        (0.40)%  (0.85)%+  1.09%   0.85%   (0.33)%+ (0.67)%  (0.68)%  (2.43)%+

---------------
  *During 2000, a dividend of $0.002 per share was paid. **Commencement of operations.
  +Annualized.
 ++The Manager and Seligman  Henderson,  the former  subadviser  to the Seligman
   International Portfolios, at their discretion, reimbursed expenses and/or waived management fees for certain periods presented.
See Notes to Financial Statements.

                                   -- P-72 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Report of the Independent Auditors
--------------------------------------------------------------------------------
The Directors and Shareholders,
Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Portfolios, Inc. (comprising, the Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global
Technology Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income Portfolio, Seligman International Growth Portfolio, Seligman Large-Cap Growth
Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Small-Cap Value Portfolio, and collectively referred to as the "Fund") as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Seligman Portfolios, Inc. at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP


New York, New York
February 9, 2001

                                   -- P-73 --

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
Board of Directors
--------------------------------------------------------------------------------
John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4 Director, Kimberly-Clark Corporation Director, Baptist Medical Center Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

Leroy C. Richie 4
Chairman and CEO, Q Standards Worldwide,Inc.

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Fred E. Brown
Director Emeritus

-----------------
Member:
         1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

--------------------------------------------------------------------------------
Executive Officers
--------------------------------------------------------------------------------
William C. Morris
Chairman

Brian T. Zino
President

Daniel J. Barker
Vice President

Daniel J. Charleston
Vice President

Iain C. Clark
Vice President

Mark J. Cunneen
Vice President

Neil T. Eigen
Vice President

Thomas G. Rose
Vice President

Marion S. Schultheis
Vice President

Charles C. Smith, Jr.
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Steven A. Werber, Jr.
Vice President

Paul H. Wick
Vice President

Gary S. Zeltzer
Vice President

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------
Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, New York 10017

Subadviser (to Seligman Global
Smaller Companies Portfolio)
Henderson Investment
   Management Limited
3 Finsbury Avenue
London EC2M 2PA

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, New York 10017

Custodians
State Street Bank & Trust Co.
The Chase Manhattan Bank

General Counsel
Sullivan & Cromwell

Independent Auditors
Ernst & Young LLP

                                   -- P-74 --